UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3916

Name of Registrant: Vanguard Specialized Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: January 31

Date of reporting period: February 1, 2008– January 31, 2009

Item 1: Reports to Shareholders

Vanguard Energy Fund Annual Report

January 31, 2009

>	After a rollercoaster ride for oil prices, Vanguard Energy Fund returned –38.51% for Investor Shares in the fiscal year ended January 31, 2009, in an almost uniformly dismal stock market.
>	The fund’s return was ahead of the average return of its peer funds, but several steps behind the return of its highly concentrated all-U.S. benchmark.
>	For the ten years ended January 31, the Energy Fund’s average annual return of about 15% placed it well ahead of the results for its comparative standards and the broad stock market.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	7
Fund Profile	10
Performance Summary	12
Financial Statements	14
Your Fund’s After-Tax Returns	27
About Your Fund’s Expenses	28
Glossary	30

Past performance is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Energy Fund
Investor Shares	VGENX	–38.51%
Admiral™ Shares[1]	VGELX	–38.46
S&P Energy Sector Index		–29.19
Average Natural Resources Fund[2]		–43.53

Your Fund’s Performance at a Glance
January 31, 2008–January 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Energy Fund
Investor Shares	$73.93	$42.62	$1.264	$2.469
Admiral Shares	138.86	80.02	2.480	4.637

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Derived from data provided by Lipper Inc.

President’s Letter

Dear Shareholder,

The energy sector, a leading performer in calendar 2007 and well into 2008, finished our fiscal year near the middle of the pack in the bear market. When oil prices did an abrupt about-face last July, energy stock prices followed a similarly steep downward spiral.

For the fiscal year ended January 31, Vanguard Energy Fund returned a disappointing –38.51% for Investor Shares and –38.46% for Admiral Shares. This was about 5 percentage points ahead of the average result for competing natural resources funds, which had the lead in the fiscal first half.

But the fund’s return lagged about 9 percentage points behind the –29.19% return of the benchmark Standard & Poor’s Energy Sector Index. Keep in mind that, although this index provides a useful comparison, it includes only United States-based companies and is dominated by a few large holdings.

If you invest in the Energy Fund through a taxable account, you may wish to review information about the fund’s after-tax performance provided later in this report.

Stocks fell worldwide as the credit crisis deepened

The 12 months ended January 31 was one of the worst ever one-year spans for stocks. The broad U.S. stock market declined steeply, returning about –39%; international stocks returned –45%. The trouble stemmed from the financial sector, where some of the world’s largest institutions imploded largely because of their exposure to low-quality mortgages in the United States. The effects of the credit crisis were wide and deep, with virtually no country or industry sector spared.

The stock market struggled through the first part of the fiscal year, then declined sharply in September, October, and November. December offered a brief reprieve before the market fell again in January.

In a flight to safety, investors chose low-yield Treasuries

As economic uncertainty and market volatility grew more pronounced in the second half of the year, investors sought the relative safety of short-term government issues. This drove prices for Treasuries higher, and their yields lower. In some cases, investors were willing to accept very low—or even slightly negative—yields for the short-term safekeeping of their assets.

At the same time, the Federal Reserve Board steered short-term interest rates lower in its ongoing campaign to encourage lending. During your fund’s fiscal year, the target for the federal funds rate dropped from 3.00% to a range of 0%–0.25%.

For the full 12-month period, the broad taxable bond market returned 2.59%, and tax-exempt bonds returned –0.16%—somewhat pedestrian (if disappointing) returns that masked a year of uncommon volatility for bonds.

Market Barometer
		Average Annual Total Returns
		Periods Ended January 31, 2009
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–39.04%	–12.03%	–4.05%
Russell 2000 Index (Small-caps)	–36.84	–14.31	–4.06
Dow Jones Wilshire 5000 Index (Entire market)	–38.69	–12.03	–3.75
MSCI All Country World Index ex USA (International)	–44.72	–11.41	0.79

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	2.59%	5.19%	4.30%
Barclays Capital Municipal Bond Index	–0.16	3.00	3.33
Citigroup 3-Month Treasury Bill Index	1.52	3.65	3.08

CPI
Consumer Price Index	0.03%	2.11%	2.66%

It was a rollercoaster ride for oil prices and energy stocks

After climbing from about $90 per barrel in January 2008 to a record of more than $145 per barrel in mid-July, the spot price of West Texas Intermediate crude oil (an industry benchmark) dropped sharply to about $40–$45 per barrel in January 2009. Natural gas prices traced a similar path.

As economies around the globe skidded into recession, energy demand slackened. Production cutbacks announced by the Organization of Petroleum Exporting Countries to put the brakes on the free-fall in oil prices had little apparent impact. Just as soaring energy prices boosted exploration, production, and related activities, the dramatic pullback in prices had a chilling effect across the oil patch.

When energy prices fall, the major integrated oil and gas producers—with complex operations that range from exploring in the remote corners of the world to refining crude oil along the Gulf Coast of the United States—are often better-positioned than smaller, less-diversified companies. Although the majors’ producing operations can be hurt by lower prices, their refineries can benefit from improved profit margins.

But in the past fiscal year, refining was squeezed as consumers reacted to gasoline pump prices above $4 per gallon and airlines cut flights in response to soaring jet fuel costs. This segment of the portfolio, which represented more than 50% of assets, on average, returned about –33% and trimmed more than 15 percentage points from the fund’s return.

Among the hardest hit of the integrated producers were companies based overseas, including some that had enjoyed eye-popping returns a year earlier when they announced potentially significant discoveries. Disappointments included Russia’s Gazprom (–73%) and LUKOIL

Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Average
			Natural
	Investor	Admiral	Resources
	Shares	Shares	Fund
Energy Fund	0.25%	0.17%	1.18%

1 The fund expense ratios shown are from the prospectus dated May 29, 2008. For the fiscal year ended January 31, 2009, the Energy Fund’s expense ratios were 0.28% for Investor Shares and 0.21% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

(–51%), Canada’s Suncor Energy (–59%), Petróleo Brasileiro (–51%), and BG Group (British Gas, –37%).

Your fund’s advisors—Wellington Management Company, LLP, and Vanguard Quantitative Equity Group—invest in some foreign stocks to help prudently diversify the portfolio, placing it in contrast with the benchmark index. For example, one U.S.-based company (ExxonMobil) represented almost one-third of the index during the fiscal year, but less than one-tenth of your portfolio.

This more diversified strategy has served shareholders well over the long term. During the past 12 months, however, the inclusion of foreign holdings and the resulting relatively light exposure to some of the better-performing U.S. integrated behemoths—such as ExxonMobil (–10%) and Chevron (–13%)—helped keep the fund’s return behind that of the benchmark index.

Among smaller slices of the portfolio—including gas utilities, drilling companies, and oil and gas storage and transportation companies—the advisors’ allocation decisions helped the funds’ performance relative to the benchmark index.

Over ten years, the fund achieved a track record to be proud of

Over a decade that now spans two recessions, equity performance in general has been disappointing. Average annual returns for the broad U.S. and international stock markets were –1.83% and 1.34%, respectively. Your fund stands out in sharp contrast, with a 15.16% average annual return over the ten years ended January 31—well ahead of the result for its benchmark index and the average return of peer funds. Keep in mind that this period coincided with a spectacular boom in energy prices, which is not something to count on, as we have witnessed in the last several months.

Total Returns
Ten Years Ended January 31, 2009
Average
Annual Return
Energy Fund Investor Shares	15.16%
S&P Energy Sector Index	10.80
Average Natural Resources Fund[1]	11.54

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Derived from data provided by Lipper Inc.

The fund’s performance is a tribute to the disciplined and complementary investment strategies of your fund’s advisors, which help provide diversification even within a sector-specific fund holding only about 100–105 stocks. Wellington Management Company focuses on the bottom-up selection of stocks it considers to be undervalued, while Vanguard Quantitative Equity Group uses a risk-controlled, computer-based approach to evaluate and rank stocks. And your fund’s low expenses help investors keep more of the fund’s return, an advantage that compounds over time.

For more about the advisors’ strategies and the fund’s positioning during the year, see the Advisors’ Report, which begins on page 7.

Diversification and balance are still the way to go

For more than a year, global financial markets have been reeling from an unnerving confluence of events—including record-high oil prices, credit market gridlock, and major economies falling into deep recession. Portfolios that were balanced and diversified have suffered too, of course. But our experience suggests that these time-tested fundamentals—plus low costs—can help put investors in a better position to benefit from the eventual recovery in financial markets.

As your fund’s outstanding long-term record reveals, focusing on one market segment can be rewarding. But we encourage investors not to narrow their investment horizons, no matter how tempting this may be. The Energy Fund, which marks its 25th anniversary later this year, can provide you with low-cost exposure to an important slice of the overall market as part of a balanced, diversified portfolio consistent with your long-term goals and risk tolerance.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

February 12, 2009

Advisors’ Report

For the fiscal year ended January 31, 2009, the Investor Shares of Vanguard Energy Fund returned –38.51% and the Admiral Shares –38.46%. Your fund is managed by two advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also provided a discussion of the investment environment that existed during the year and of how their portfolio positioning reflects this assessment. These reports were prepared on February 17, 2009.

Wellington Management Company, LLP

Portfolio Managers:

Karl E. Bandtel, Senior Vice President

James A. Bevilacqua, Senior Vice President

After crude oil reached record highs above $140 per barrel in mid-July, demand for energy-related commodities weakened as the financial crisis widened and the world economy slipped into recession. Oil prices then spiraled lower, closing the fiscal year near $40. Although the difficult credit markets may continue to dampen demand for energy in the coming year, a contraction of supply—evidenced by the wave of cuts in production and capital expenditures announced by oil-producing countries and U.S. natural gas producers—will likely help create a floor for energy prices.

Vanguard Energy Fund Investment Advisors

Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	94	6,883	Emphasizes long-term total-return opportunities from
Company, LLP			the various energy subsectors: international oils,
			foreign integrated oils and foreign producers, North
			American producers, oil services and equipment,
			transportation and distribution, and refining
			and marketing.
Vanguard Quantitative Equity	3	229	Conducts quantitative portfolio management using
Group			models that assess valuation, marketplace sentiment,
			and earnings quality of companies compared with
			their peers.
Cash Investments	3	210	These short-term reserves are invested by Vanguard
			in equity index products to simulate investments in
			stocks. Each advisor may also maintain a modest
			cash position.

Natural gas prices, which started the period near $8 per thousand cubic feet, fell during the second half of the fiscal year as producers continued to invest for an environment of growth, which increased supplies. As the period closed, economic weakness intensified, keeping gas prices low.

Top contributors to the performance of our portion of the Energy Fund included ExxonMobil and Nabors Industries; detractors included Weatherford International, Gazprom, and Schlumberger. We established new positions in Chesapeake Energy and India’s Reliance Industries, and added to our existing positions in ExxonMobil and Baker Hughes. We eliminated holdings in Repsol (Spain) and LUKOIL (Russia), and reduced our position in ConocoPhillips as we found better opportunities in which to invest.

Vanguard Quantitative Equity Group

Portfolio Manager:

James D. Troyer, CFA, Principal

Even though the stock market’s volatility over the past year has set a high level for comparison, the swings in the energy sector may have been more intense. After several years of price increases, oil began fiscal 2009 near $90 per barrel. It rose more than 50% to above $140 per barrel but had fallen to about $40 per barrel at the end of January, providing a stark example of the difficulty in forecasting price movements. Global energy stocks followed suit, rising in the first half of the period only to decline sharply in the second half of the fiscal year.

These large overall movements in the market, which investment jargon calls “beta,” are generally more important to a portfolio’s total return than an advisor’s stock-picking ability, or “alpha.” Our strategy focuses on the “alpha” component and tries to match the “beta” of the market, since we don’t believe that we are able to add value by forecasting broad market movements. Thus, we are always fully invested, and we hold numerous stocks in an attempt to keep our portfolio similar to the overall characteristics of our benchmark. The resulting portfolio includes many small positions in individual equities as we seek to capture the market’s tendency to over-or underreact to new information.

Our positions in National Oilwell Varco, Halliburton, and Chesapeake Energy were particularly successful. Detracting from our relative performance were our holdings of Plains Exploration & Production, Addax Petroleum, and Arch Coal. The largest contribution to the relative return of our portfolio by any individual stock was slightly more than half of 1 percentage point, which underscores our earlier comment about many small holdings.

We believe the markets are reasonably efficiently priced, so we do not take large stakes in individual stocks. Instead, we focus on our objective, which is to make many small systematic investments, rigorously tested and applied in an effort to catch relatively small mispricings across large numbers of stocks. The success or failure of a few holdings is not as important as the average return we earn over our entire portfolio.

Over the long run, our quantitative process has demonstrated the ability to add value, and we continue to believe that a portfolio with a lower price/earnings ratio and a higher return on equity than the benchmark index offers an attractive choice as part of a diversified investment plan. We thank you for your investment and trust.

Energy Fund

Fund Profile

As of January 31, 2009

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	100	39	4,554
Median Market Cap	$44.8B	$145.9B	$24.3B
Price/Earnings Ratio	6.2x	7.1x	11.7x
Price/Book Ratio	1.5x	1.6x	1.6x
Yield[3]		2.3%	2.9%
Investor Shares	2.7%
Admiral Shares	2.8%
Return on Equity	30.0%	30.7%	21.1%
Earnings Growth Rate	36.1%	33.1%	18.3%
Foreign Holdings	40.1%	0.0%	0.0%
Turnover Rate	21%	—	—
Expense Ratio
(1/31/2008)[4]		—	—
Investor Shares	0.25%
Admiral Shares	0.17%
Short-Term Reserves	2.3%	—	—

Sector Diversification[5] (% of equity exposure)

Coal & Consumable Fuels	2.7%
Industrials	0.2
Integrated Oil & Gas	51.2
Materials	3.1
Oil & Gas Drilling	2.4
Oil & Gas Equipment & Services	11.0
Oil & Gas Exploration & Production	21.1
Oil & Gas Refining and Marketing	2.7
Utilities	3.1
Other Energy	2.5

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.93	0.49
Beta	1.10	1.11

Ten Largest Holdings[7] (% of total net assets)

ExxonMobil Corp.	9.1%
Chevron Corp.	4.5
Total SA	4.3
EOG Resources, Inc.	4.1
Occidental Petroleum Corp.	3.9
BG Group PLC	3.3
Schlumberger Ltd.	3.0
Royal Dutch Shell PLC	3.0
BHP Billiton Ltd. ADR	3.0
Baker Hughes Inc.	2.8
Top Ten	41.0%

Investment Focus

1 S&P Energy Sector Index.

2 Dow Jones Wilshire 5000 Index.

3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4 The expense ratios shown are from the prospectus dated May 29, 2008. For the fiscal year ended January 31, 2009, the expense ratios were 0.28% for Investor Shares and 0.21% for Admiral Shares.

5 Sector percentages combine U.S. and international holdings.

6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

7 The holdings listed exclude any temporary cash investments and equity index products.

Energy Fund

Market Diversification (% of equity exposure)

United States	59.3%
Canada	11.2
United Kingdom	9.3
France	4.4
Australia	4.1
Brazil	2.6
Italy	2.2
Norway	2.0
India	1.9
Russia	1.5
Other Markets	1.5

Energy Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1999–January 31, 2009

Initial Investment of $25,000

	Average Annual Total Returns			Final Value
	Periods Ended January 31, 2009			of a $25,000
	One Year	Five Years	Ten Years	Investment
Energy Fund Investor Shares[1]	–38.51%	12.21%	15.16%	$102,578
Dow Jones Wilshire 5000 Index	–38.69	–3.75	–1.83	20,794
S&P Energy Sector Index	–29.19	12.44	10.80	69,722
Average Natural Resources Fund[2]	–43.53	8.50	11.54	74,490

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Energy Fund Admiral Shares[1]	–38.46%	12.29%	13.23%	$245,246
Dow Jones Wilshire 5000 Index	–38.69	–3.75	–1.19	91,738
S&P Energy Sector Index	–29.19	12.44	10.42	204,588

1 Total returns do not reflect the 1% fee assessed on redemptions of shares held less than one year, nor for the Investor Shares do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Derived from data provided by Lipper Inc.

3 Performance for the fund’s Admiral Shares and the comparative standards is calculated since the Admiral Shares’ inception: November 12, 2001.

Energy Fund

Fiscal-Year Total Returns (%): January 31, 1999–January 31, 2009

Average Annual Total Returns: Periods Ended December 31, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[1]	5/23/1984	–42.87%	13.10%	14.75%
Admiral Shares[1]	11/12/2001	–42.83	13.17	13.95[2]

1 Total returns do not reflect the 1% fee assessed on redemptions of shares held less than one year, nor for the Investor Shares do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Return since inception.

Note: See Financial Highlights tables for dividend and capital gains information.

Energy Fund

Financial Statements

Statement of Net Assets

As of January 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (95.6%)[1]
United States (55.5%)
Energy Equipment & Services (11.6%)
Schlumberger Ltd.	5,401,164	220,422
Baker Hughes Inc.	6,240,900	207,947
* Weatherford
International Ltd.	14,099,600	155,519
Halliburton Co.	8,974,332	154,807
* Transocean Ltd.	1,972,164	107,720
ENSCO International, Inc.	54,914	1,503
Patterson-UTI Energy, Inc.	124,200	1,187
* Nabors Industries, Inc.	81,400	891
Noble Corp.	24,872	675
		850,671
Gas Utilities (3.0%)
Equitable Resources, Inc.	3,640,900	124,628
Questar Corp.	2,832,600	96,252
		220,880
Oil, Gas & Consumable Fuels (40.3%)
Coal & Consumable Fuels (2.6%)
CONSOL Energy, Inc.	4,367,800	119,066
Peabody Energy Corp.	2,713,100	67,828
* Alpha Natural
Resources, Inc.	57,100	932

Integrated Oil & Gas (23.7%)
ExxonMobil Corp.	8,670,231	663,099
Chevron Corp.	4,666,035	329,049
Occidental Petroleum Corp.	5,265,401	287,228
ConocoPhillips Co.	4,043,509	192,188
Marathon Oil Corp.	4,982,891	135,684
Hess Corp.	2,281,589	126,879
Murphy Oil Corp.	46,800	2,068

Oil & Gas Exploration & Production (12.0%)
EOG Resources, Inc.	4,442,436	301,064
Noble Energy, Inc.	2,960,800	144,872
Cabot Oil & Gas Corp.	4,640,100	127,556

Market
Value•
Shares	($000)
Devon Energy Corp.	1,735,276	106,893
Chesapeake Energy Corp.	4,628,037	73,169
XTO Energy, Inc.	1,937,477	71,861
*	Newfield Exploration Co.	2,384,700	45,762
*	Southwestern Energy Co.	75,300	2,383
Apache Corp.	19,670	1,475
*	Plains Exploration &
Production Co.	64,000	1,352
Anadarko Petroleum Corp.	20,260	744

Oil & Gas Refining & Marketing (1.2%)
Valero Energy Corp.	3,662,342	88,336

Oil & Gas Storage & Transportation (0.8%)
Williams Cos., Inc.	4,187,600	59,255
2,948,743
Exchange-Traded Fund (0.6%)
2	Vanguard Energy ETF	663,000	43,811
Total United States	4,064,105
International (40.1%)
Argentina (0.0%)
Petrobras Energia
Participaciones SA ADR	196,608	1,337

Australia (4.0%)
BHP Billiton Ltd. ADR	5,800,000	217,732
Woodside
Petroleum Ltd. ADR	3,331,600	73,462
Caltex Australia Ltd.	107,803	591
291,785
Austria (0.9%)
OMV AG	2,332,765	66,477

Brazil (2.5%)
Petroleo Brasileiro SA ADR	6,773,400	177,463
Petroleo Brasileiro SA Pfd.	273,820	2,954
Petroleo Brasileiro SA	191,242	2,503
182,920

Energy Fund

		Market
		Value•
	Shares	($000)
Canada (11.0%)
Canadian Natural
Resources Ltd.
(New York Shares)	5,092,859	181,051
EnCana Corp.
(New York Shares)	3,432,300	152,188
Suncor Energy, Inc.
(New York Shares)	7,875,800	151,609
Talisman Energy, Inc.	8,296,131	78,547
Husky Energy Inc.	3,079,900	76,454
Petro-Canada
(New York Shares)	3,337,000	72,046
Canadian Oil Sands Trust	4,221,175	64,372
Canadian Oil Sands Trust
(New York Shares)	1,172,300	17,877
EnCana Corp.	108,539	4,830
Canadian Natural
Resources Ltd.	95,439	3,416
Suncor Energy, Inc.	40,852	783
TransCanada Corp.	16,796	452
		803,625
China (0.0%)
China Oilfield Services Ltd.	2,024,000	1,589
Yanzhou Coal Mining Co.
Ltd. H Shares	1,366,000	887
PetroChina Co. Ltd.	744,000	549
CNOOC Ltd.	266,717	230
China Petroleum &
Chemical Corp.	74,000	40
		3,295
Finland (0.0%)
Neste Oil Oyj	95,300	1,380

France (4.3%)
Total SA ADR	6,098,100	303,563
Total SA	256,446	12,780
		316,343
Greece (0.0%)
Hellenic Petroleum SA	175,000	1,259

Hungary (0.0%)
MOL Hungarian Oil
and Gas Nyrt.	30,700	1,190

India (1.9%)
Reliance Industries Ltd.	3,143,368	83,846
Oil and Natural
Gas Corp. Ltd.	3,322,724	44,137
3 Oil and Natural
Gas Corp., Ltd.
Warrants Exp. 7/14/10	351,450	4,709
		132,692

		Market
		Value•
	Shares	($000)
Israel (0.0%)
Oil Refineries Ltd.	2,576,400	612

Italy (2.2%)
Eni SpA ADR	3,551,850	150,563
Eni SpA	339,875	7,189
Saipem SpA	41,917	639
Saras SpA Raffinerie Sarde	132,435	436
		158,827
Japan (0.0%)
Idemitsu Kosan Co. Ltd.	22,100	1,442

Luxembourg (0.0%)
* Tenaris S.A.	173,200	1,709

Malaysia (0.0%)
Petronas Dagangan Bhd.	635,800	1,292

Netherlands (0.6%)
Fugro NV	1,539,827	41,608
SBM Offshore NV	102,864	1,240
		42,848
Norway (2.0%)
Statoil ASA ADR	6,577,900	113,337
Seadrill Ltd.	2,714,040	22,492
StatoilHydro ASA	207,860	3,581
^ Frontline Ltd.	43,250	1,243
		140,653
Poland (0.0%)
Polski Koncern
Naftowy SA	154,100	984

Russia (1.5%)
OAO Gazprom-
Sponsored ADR	7,959,022	102,735
OAO Gazprom-
Sponsored GDR	273,651	3,532
LUKOIL Sponsored ADR	48,900	1,595
Rosneft Oil Co. GDR	388,600	1,204
		109,066
South Africa (0.0%)
Sasol Ltd.	109,374	2,912

South Korea (0.0%)
S-Oil Corp.	31,360	1,320

Spain (0.0%)
Repsol YPF SA	128,140	2,289

Energy Fund

			Market
			Value•
		Shares	($000)
	Thailand (0.0%)
	Banpu Public Co. Ltd.
	(Foreign)	108,200	679

	Turkey (0.0%)
	Tupras-Turkiye Petrol
	Rafinerileri A.S.	155,035	1,469

	United Kingdom (9.2%)
	BG Group PLC	17,682,200	242,434
	BP PLC ADR	4,455,800	189,238
^	Royal Dutch Shell
	PLC ADR Class A	2,768,500	136,293
	Royal Dutch Shell
	PLC ADR Class B	1,372,726	65,657
	BP PLC	2,207,838	15,636
	Royal Dutch Shell
	PLC Class A	316,697	7,893
	Royal Dutch Shell
	PLC Class B	299,045	7,099
	Royal Dutch Shell
	PLC Class A
	(Amsterdam Shares)	117,600	2,898
	Amec PLC	57,888	471
			667,619
	Total International		2,936,024
	Total Common Stocks
	(Cost $6,070,349)		7,000,129
	Temporary Cash Investments (4.9%)[1]
	Money Market Fund (2.2%)
4,5	Vanguard Market
	Liquidity Fund, 0.780%	162,659,748	162,660

		Face	Market
		Amount	Value•
		($000)	($000)
Repurchase Agreement (2.3%)
	Deutsche Bank
	Securities, Inc. 0.290%,
	2/2/09 (Dated 1/30/09,
	Repurchase Value $166,304,000,
	collateralized by Federal Home
	Loan Mortgage Corp.
	6.500%–7.000%,
	11/1/37–7/1/38 and
	Federal National
	Mortgage Assn.
	5.500%–7.000%,
	3/1/37–12/1/38)	166,300	166,300

U.S. Agency Obligations (0.4%)
6	Federal Home Loan
	Mortgage Corp.
7	1.204%, 2/23/09	6,500	6,499
7	0.954%, 4/24/09	5,000	4,996
7	0.320%, 4/27/09	2,000	1,998
7	0.320%, 5/26/09	3,000	2,996
7	0.280%, 5/27/09	8,000	7,989
6	Federal National
	Mortgage Assn.
7	2.625%, 2/17/09	2,000	2,000
			26,478
Total Temporary Cash Investments
(Cost $355,430)			355,438
Total Investments (100.5%)
(Cost $6,425,779)			7,355,567
Other Assets and Liabilities (–0.5%)
Other Assets			15,510
Liabilities[5]			(48,878)
			(33,368)
Net Assets (100%)			7,322,199

Energy Fund

At January 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	6,568,702
Overdistributed Net Investment Income	(9,611)
Accumulated Net Realized Losses	(154,050)
Unrealized Appreciation (Depreciation)
Investment Securities	929,788
Futures Contracts	(12,612)
Foreign Currencies	(18)
Net Assets	7,322,199

Investor Shares—Net Assets
Applicable to 104,015,433 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,433,519
Net Asset Value Per Share—
Investor Shares	$42.62

Admiral Shares—Net Assets
Applicable to 36,098,537 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,888,680
Net Asset Value Per Share—
Admiral Shares	$80.02

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. The total value of securities on loan is $17,401,000.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.0% and 2.5%, respectively, of net assets.

2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2009, the value of this security represented 0.06% of net assets.

4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5 Includes $18,690,000 of collateral received for securities on loan.

6 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

7 Securities with a value of $26,478,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

GDR—Global Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Statement of Operations

Year Ended
January 31, 2009
($000)
Investment Income
Income
Dividends[1,2]	242,214
Interest[2]	13,164
Security Lending	4,510
Total Income	259,888
Expenses
Investment Advisory Fees—Note B
Basic Fee	11,715
Performance Adjustment	1,392
The Vanguard Group—Note C
Management and Administrative—Investor Shares	10,750
Management and Administrative—Admiral Shares	4,004
Marketing and Distribution—Investor Shares	1,881
Marketing and Distribution—Admiral Shares	1,082
Custodian Fees	222
Auditing Fees	25
Shareholders’ Reports—Investor Shares	135
Shareholders’ Reports—Admiral Shares	16
Trustees’ Fees and Expenses	17
Total Expenses	31,239
Net Investment Income	228,649
Realized Net Gain (Loss)
Investment Securities Sold[2]	59,856
Futures Contracts	(65,575)
Foreign Currencies	473
Realized Net Gain (Loss)	(5,246)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(5,094,070)
Futures Contracts	(2,665)
Foreign Currencies	(216)
Change in Unrealized Appreciation (Depreciation)	(5,096,951)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,873,548)

1 Dividends are net of foreign withholding taxes of $17,128,000.

2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $784,000, $4,104,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	228,649	210,661
Realized Net Gain (Loss)	(5,246)	915,449
Change in Unrealized Appreciation (Depreciation)	(5,096,951)	1,363,542
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,873,548)	2,489,652
Distributions
Net Investment Income
Investor Shares	(125,121)	(119,127)
Admiral Shares	(86,895)	(83,384)
Realized Capital Gain[1]
Investor Shares	(259,700)	(435,495)
Admiral Shares	(171,115)	(280,073)
Total Distributions	(642,831)	(918,079)
Capital Share Transactions
Investor Shares	(236,479)	422,009
Admiral Shares	(57,478)	1,048,332
Net Increase (Decrease) from Capital Share Transactions	(293,957)	1,470,341
Total Increase (Decrease)	(5,810,336)	3,041,914
Net Assets
Beginning of Period	13,132,535	10,090,621
End of Period[2]	7,322,199	13,132,535

1 Includes fiscal 2009 and 2008 short-term gain distributions totaling $0 and $64,462,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($9,611,000) and ($7,458,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$73.93	$63.55	$64.50	$40.85	$29.99
Investment Operations
Net Investment Income	1.276[1]	1.226	1.112	.813	.529
Net Realized and Unrealized Gain (Loss)
on Investments[2]	(28.853)	14.639	.405	24.606	11.052
Total from Investment Operations	(27.577)	15.865	1.517	25.419	11.581
Distributions
Dividends from Net Investment Income	(1.264)	(1.177)	(1.020)	(.740)	(.524)
Distributions from Realized Capital Gains	(2.469)	(4.308)	(1.447)	(1.029)	(.197)
Total Distributions	(3.733)	(5.485)	(2.467)	(1.769)	(.721)
Net Asset Value, End of Period	$42.62	$73.93	$63.55	$64.50	$40.85

Total Return[3]	–38.51%	25.02%	2.24%	62.93%	38.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,434	$7,919	$6,479	$6,733	$4,822
Ratio of Total Expenses to
Average Net Assets	0.28%[4]	0.25%	0.25%	0.28%	0.32%
Ratio of Net Investment Income to
Average Net Assets	1.84%	1.67%	1.71%	1.57%	1.67%
Portfolio Turnover Rate[5]	21%	22%	22%	10%	1%

1 Calculated based on average shares outstanding.

2 Includes increases from redemption fees of $.03, $.02, $.03, $.03, and $.02.

3 Total returns do not reflect the 1% fee assessed on redemptions of shares held less than one year, nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

4 Includes a performance-based investment advisory fee increase of 0.01%.

5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares. See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$138.86	$119.35	$121.13	$76.71	$56.30
Investment Operations
Net Investment Income	2.480[1]	2.418	2.180	1.561	1.034
Net Realized and Unrealized Gain (Loss)
on Investments[2]	(54.203)	27.505	.757	46.217	20.770
Total from Investment Operations	(51.723)	29.923	2.937	47.778	21.804
Distributions
Dividends from Net Investment Income	(2.480)	(2.322)	(2.000)	(1.425)	(1.024)
Distributions from Realized Capital Gains	(4.637)	(8.091)	(2.717)	(1.933)	(.370)
Total Distributions	(7.117)	(10.413)	(4.717)	(3.358)	(1.394)
Net Asset Value, End of Period	$80.02	$138.86	$119.35	$121.13	$76.71

Total Return[3]	–38.46%	25.13%	2.32%	63.00%	39.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,889	$5,214	$3,612	$3,088	$549
Ratio of Total Expenses to
Average Net Assets	0.21%[4]	0.17%	0.18%	0.22%	0.26%
Ratio of Net Investment Income to
Average Net Assets	1.91%	1.75%	1.78%	1.63%	1.70%
Portfolio Turnover Rate[5]	21%	22%	22%	10%	1%

1 Calculated based on average shares outstanding.

2 Includes increases from redemption fees of $.06, $.03, $.05, $.03, and $.03.

3 Total returns do not reflect the 1% fee assessed on redemptions of shares held less than one year.

4 Includes a performance-based investment advisory fee increase of 0.01%.

5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Fund

Notes to Financial Statements

Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Energy Fund

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee is subject to quarterly adjustments based on performance since May 1, 2007, relative to a combined index composed of the S&P Citigroup BMI World Energy Index and the S&P 500 Energy Equal Weighted Blend Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $117,000 for the year ended January 31, 2009.

For the year ended January 31, 2009, the aggregate investment advisory fee represented an effective annual basic rate of 0.10% of the fund’s average net assets before an increase of $1,392,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital

Energy Fund

contributions to Vanguard. At January 31, 2009, the fund had contributed capital of $1,943,000 to Vanguard (included in Other Assets), representing 0.03% of the fund’s net assets and 0.78% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2009, the fund realized net foreign currency gains of $473,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income. The fund’s realized losses for the year ended January 31, 2009, include taxes paid on realized capital gains on Indian securities of $12,000, which are treated as decreases to taxable income; accordingly these amounts have been reclassified from accumulated net realized losses to overdistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $19,247,000 from undistributed net investment income, and $50,634,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at January 31, 2009, the fund had $5,877,000 of ordinary income available for distribution. Tax-basis capital gains required to be distributed in December 2008 included net capital gains realized through October 31, 2008. Subsequently, the fund realized capital losses of $166,517,000, which are available to offset future net capital gains.

At January 31, 2009, the cost of investment securities for tax purposes was $6,425,779,000. Net unrealized appreciation of investment securities for tax purposes was $929,788,000, consisting of unrealized gains of $1,958,475,000 on securities that had risen in value since their purchase and $1,028,687,000 in unrealized losses on securities that had fallen in value since their purchase.

At January 31, 2009, the aggregate settlement value of open futures contracts expiring in March 2009 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
E-mini S&P 500 Index	3,516	144,595	(11,365)
S&P 500 Index	100	20,563	(1,247)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the year ended January 31, 2009, the fund purchased $2,485,299,000 of investment securities and sold $2,903,035,000 of investment securities other than temporary cash investments.

Energy Fund

F. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,651,475	23,673	1,916,427	25,320
Issued in Lieu of Cash Distributions	370,438	6,442	534,104	7,173
Redeemed[1]	(2,258,392)	(33,208)	(2,028,522)	(27,338)
Net Increase (Decrease)—Investor Shares	(236,479)	(3,093)	422,009	5,155
Admiral Shares
Issued	1,123,526	7,996	1,557,799	10,982
Issued in Lieu of Cash Distributions	235,956	2,191	334,798	2,381
Redeemed[1]	(1,416,960)	(11,637)	(844,265)	(6,076)
Net Increase (Decrease)—Admiral Shares	(57,478)	(1,450)	1,048,332	7,287

G. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the fund’s current fiscal period.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of January 31, 2009, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	6,446,615	(12,612)
Level 2—Other significant observable inputs	908,952	—
Level 3—Significant unobservable inputs	—	—
Total	7,355,567	(12,612)

1 Net of redemption fees of $5,850,000 and $3,474,000 (fund totals).

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Energy Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Energy Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2009 by correspondence with the custodians and brokers, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 20, 2009

Special 2008 tax information (unaudited) for Vanguard Energy Fund

This information for the fiscal year ended January 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $481,524,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $172,326,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 33.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Energy Fund Investor Shares[1]
Periods Ended January 31, 2009
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	–38.51%	12.21%	15.16%
Returns After Taxes on Distributions	–39.15	11.35	14.05
Returns After Taxes on Distributions and Sale of Fund Shares	–23.95	10.78	13.37

1 Total returns do not reflect the 1% fee assessed on redemptions of shares held less than one year, nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended January 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Energy Fund	7/31/2008	1/31/2009	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$565.64	$1.30
Admiral Shares	1,000.00	565.86	1.03
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.54	$1.68
Admiral Shares	1,000.00	1,023.89	1.33

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.33% for Investor Shares and 0.26% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Chairman of the Board and Interested Trustee	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Chairman,
Born 1954. Trustee Since May 1987. Chairman of	President, and Chief Executive Officer of Rohm and
the Board. Principal Occupation(s) During the Past Five	Haas Co. (chemicals); Board Member of the American
Years: Chairman of the Board and Director/Trustee of	Chemistry Council; Director of Tyco International, Ltd.
The Vanguard Group, Inc., and of each of the investment	(diversified manufacturing and services), since 2005.
companies served by The Vanguard Group; Chief
Executive Officer and President of The Vanguard Group
and of each of the investment companies served by The	Amy Gutmann
Vanguard Group (1996–2008).	Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President of
the University of Pennsylvania since 2004; Professor in
Independent Trustees	the School of Arts and Sciences, Annenberg School for
Communication, and Graduate School of Education of
the University of Pennsylvania since 2004; Provost
Charles D. Ellis	(2001–2004) and Laurance S. Rockefeller Professor of
Born 1937. Trustee Since January 2001. Principal	Politics and the University Center for Human Values
Occupation(s) During the Past Five Years: Applecore	(1990–2004), Princeton University; Director of Carnegie
Partners (pro bono ventures in education); Senior	Corporation of New York since 2005 and of Schuylkill
Advisor to Greenwich Associates (international business	River Development Corporation and Greater Philadelphia
strategy consulting); Successor Trustee of Yale University;	Chamber of Commerce since 2004; Trustee of the
Overseer of the Stern School of Business at New York	National Constitution Center since 2007.
University; Trustee of the Whitehead Institute for
Biomedical Research.
JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Emerson U. Fullwood	Occupation(s) During the Past Five Years: Retired
Born 1948. Trustee Since January 2008. Principal	Corporate Vice President, Chief Global Diversity Officer,
Occupation(s) During the Past Five Years: Retired	and Member of the Executive Committee of Johnson &
Executive Chief Staff and Marketing Officer for	Johnson (pharmaceuticals/consumer products); Vice
North America and Corporate Vice President of	President and Chief Information Officer (1997–2005)
Xerox Corporation (photocopiers and printers);	of Johnson & Johnson; Director of the University
Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), of the United Way of Rochester,	and Education Institute.
and of the Boy Scouts of America.

André F. Perold	F. William McNabb III[1]
Born 1952. Trustee Since December 2004. Principal	Born 1957. Chief Executive Officer Since August 2008.
Occupation(s) During the Past Five Years: George Gund	President Since March 2008. Principal Occupation(s)
Professor of Finance and Banking, Senior Associate	During the Past Five Years: Chief Executive Officer,
Dean, and Director of Faculty Recruiting, Harvard	Director, and President of The Vanguard Group, Inc.,
Business School; Director and Chairman of UNX, Inc.	since 2008; Chief Executive Officer and President of
(equities trading firm); Chair of the Investment	each of the investment companies served by The
Committee of HighVista Strategies LLC (private	Vanguard Group since 2008; Director of Vanguard
investment firm) since 2005.	Marketing Corporation; Managing Director of The
Vanguard Group (1995–2008).

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Heidi Stam[1]
Occupation(s) During the Past Five Years: Chairman,	Born 1956. Secretary Since July 2005. Principal
President, Chief Executive Officer, and Director of	Occupation(s) During the Past Five Years: Managing
NACCO Industries, Inc. (forklift trucks/housewares/	Director of The Vanguard Group, Inc., since 2006;
lignite); Director of Goodrich Corporation (industrial	General Counsel of The Vanguard Group since 2005;
products/aircraft systems and services).	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
J. Lawrence Wilson	Vanguard Marketing Corporation since 2005; Principal
Born 1936. Trustee Since April 1985. Principal	of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: Retired
Chairman and Chief Executive Officer of Rohm and
Haas Co. (chemicals); Director of Cummins Inc. (diesel	Vanguard Senior Management Team
engines) and AmerisourceBergen Corp. (pharmaceutical
distribution); Trustee of Vanderbilt University and of
Culver Educational Foundation.	R. Gregory Barton	Michael S. Miller
	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
Executive Officers	Paul A. Heller	George U. Sauter

Thomas J. Higgins[1]	Founder
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief	John C. Bogle
Financial Officer of each of the investment companies	Chairman and Chief Executive Officer, 1974–1996
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

Kathryn J. Hyatt[1]
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
The Vanguard Group, Inc.; Treasurer of each of the
investment companies served by The Vanguard
Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
(1988–2008).

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.
You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
CFA® is a trademark owned by CFA Institute.	To find out more about this public service, call the SEC
The funds or securities referred to herein are not	at 202-551-8090. Information about your fund is also
bears no liability with respect to any such funds or	available on the SEC’s website, and you can receive
securities. For any such funds or securities, the	copies of this information, for a fee, by sending a
prospectus or the Statement of Additional Information	request in either of two ways: via e-mail addressed to
contains a more detailed description of the limited	publicinfo@sec.gov or via regular mail addressed to the
relationship MSCI has with The Vanguard Group and
any related funds.
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.
Russell is a trademark of The Frank Russell Company.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q510 032009

Vanguard

Vanguard Precious Metals and Mining Fund Annual Report

January 31, 2009

>	For the fiscal year ended January 31, 2009, Vanguard Precious Metals and Mining Fund returned about –60%, trailing the –51% return of its benchmark index.
>	The fund’s returns suffered primarily because of the bursting of a worldwide bubble in commodity prices and the spreading of a global economic slump and credit crunch.
>	About one-third of the fund’s negative return was attributable to adverse developments in two metals and mining producers: France’s Eramet and the United Kingdom’s Lonmin.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	7
Fund Profile	10
Performance Summary	11
Financial Statements	13
Your Fund’s After-Tax Returns	24
About Your Fund’s Expenses	25
Glossary	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Precious Metals and Mining Fund	VGPMX	–60.16%
S&P/Citigroup Custom Precious Metals and Mining Index		–50.69
Average Gold-Oriented Fund[1]		–33.07

Your Fund’s Performance at a Glance
January 31, 2008–January 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Precious Metals and Mining Fund	$33.45	$10.74	$0.763	$2.751

1 Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

The just-ended fiscal year was unprecedented for Vanguard Precious Metals and Mining Fund. The fund returned –60.16% for the 12 months ended January 31, 2009, lagging its benchmark’s –50.69%. Obviously, the Precious Metals and Mining Fund’s performance was a disappointment, especially since it followed nine straight years of positive and, in all but one year, double-digit, returns.

The fund’s results largely reflected a hostile economic and financial environment to an extent unprecedented since the Depression. For the 12 months, the U.S. and international stock markets fell precipitously, the credit markets seized up, a commodities bubble collapsed, and an economic slump spread worldwide.

The Precious Metals and Mining Fund holds a relatively small number of stocks (36 as of fiscal year-end), a concentration that can result in great volatility—positive and negative—from year to year. Recall that for fiscal-year 2006, just three years ago, the fund rose 70.19%. Indeed, the fund’s strong performance that year attracted a groundswell of new cash from investors. A continued infusion of cash would have made it difficult for the fund’s advisor—M&G Investment

2

Management—to carry out its strategy, so we closed the fund shortly after it posted that near-record return. (This was the second closure since the fund’s inception.) The fund reopened to investors on October 31, 2008, with a 1% redemption fee for shares held less than a year. The minimum initial investment for all accounts remained at $10,000.

Note: If you hold the fund in a taxable account, you may wish to refer to our report on after-tax performance later in this report.

Stocks fell worldwide as the credit crisis deepened

The 12 months ended January 31, 2009, was one of the worst ever one-year spans for stocks. The broad U.S. stock market tumbled, returning –39%; international stocks registered –45%. The trouble stemmed from the financial sector, where some of the world’s largest institutions imploded, largely because of their exposure to low-quality mortgages in the United States. The effects of the credit crisis were wide and deep, with virtually no country or industry sector spared.

Market Barometer
	Average Annual Total Returns
	Periods Ended January 31, 2009
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–39.04%	–12.03%	–4.05%
Russell 2000 Index (Small-caps)	–36.84	–14.31	–4.06
Dow Jones Wilshire 5000 Index (Entire market)	–38.69	–12.03	–3.75
MSCI All Country World Index ex USA (International)	–44.72	–11.41	0.79

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad taxable market)	2.59%	5.19%	4.30%
Barclays Capital Municipal Bond Index	–0.16	3.00	3.33
Citigroup 3-Month Treasury Bill Index	1.52	3.65	3.08

CPI
Consumer Price Index	0.03%	2.11%	2.66%

3

The stock market struggled through the first part of the fiscal year, then declined sharply in September, October, and November. December offered a brief reprieve before the market fell again in January.

In a flight to safety, investors chose low-yield Treasuries

As economic uncertainty and market volatility grew more pronounced in the second half of the year, investors sought the relative safety of short-term government issues. This drove prices for Treasuries higher, and their yields lower. In some cases, investors were willing to accept very low—or even slightly negative—yields for the short-term safekeeping of their assets.

At the same time, the Federal Reserve Board steered short-term interest rates lower in its ongoing campaign to encourage lending. During your fund’s fiscal year, the target for the federal funds rate dropped from 3.00% to a range of 0%–0.25%.

For the full 12-month period, the broad taxable bond market returned 2.59%, and tax-exempt bonds returned –0.16%—somewhat pedestrian (if disappointing) returns that masked a year of uncommon volatility for bonds.

The fund’s second half weighed down the full year

When we last reported to you, the Precious Metals and Mining Fund had returned close to –2% for the fiscal half-

Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Average
		Gold-Oriented
	Fund	Fund
Precious Metals and Mining Fund	0.28%	1.40%

1 The fund expense ratio shown is from the prospectus dated May 29, 2008. For the fiscal year ended January 31, 2009, the fund’s expense ratio was 0.30%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

4

year ended July 31, 2008. That was about the time that a bubble in commodity prices—including those of base and precious metals—was beginning to burst, aggravated by the worsening global economic downturn and credit crunch. In this environment, companies in the fund’s portfolio faced decelerating demand and pressure on profit margins, leading to a second six months for the fund that was wildly different from the first six: For the second half of the fiscal year, the fund returned about –60%.

Two of the fund’s top-ten holdings—Eramet (returning –68%) and Lonmin (–78%)—accounted for about one-third of its negative return. Eramet, a French producer of nickel, manganese, and alloy products that has mines in New Caledonia and Gabon, suffered from squeezed profit margins as prices for nickel and stainless steel plummeted during the commodities meltdown. Lonmin, a U.K. company that produces platinum in South Africa, had to halt expansion and reduce its workforce as a result of a sharp decline in the price of platinum.

Lesser contributors to the fund’s negative return were Johnson Matthey, a U.K.-based company whose operations include platinum processing for use in catalytic converters for the automotive industry; Harry Winston Diamond, a Canadian diamond miner and retailer; and Sims Metal Management, an Australian steel recycler.

Total Returns
Ten Years Ended January 31, 2009
Average
Annual Return
Precious Metals and Mining Fund	13.07%
Spliced Precious Metals and Mining Index[1]	12.45
Average Gold-Oriented Fund[2]	14.20

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 S&P/Citigroup World Equity Gold Index through June 30, 2005; S&P/Citigroup Custom Precious Metals and Mining Index thereafter.

2 Derived from data provided by Lipper Inc.

5

Gold prices escaped the commodity price tailspin. The fund’s gold-industry companies accounted for about 26% of its assets, on average, during the fiscal year. They produced a small positive contribution to return, largely on the strength of Franco-Nevada, a Canadian royalty company that focuses on gold properties. Note that the fund’s benchmark index is much more heavily weighted toward gold, which explains, in part, why the index’s decline was less severe.

Don’t lose sight of the long term during short-term ups and downs

The latest fiscal year has been an exceedingly tough one for shareholders of the Precious Metals and Mining Fund. (For more perspective, see the table on page 5 highlighting the fund’s performance for the past decade.) Clearly, the fund is volatile, with results that can greatly surpass or fall below the returns generated by stocks in general. This is a consequence of the fund’s concentrated holdings in companies that do business in the volatile metals markets. As shown in the table, for the ten years ended January 31, 2009, the fund had an average annual return of 13.07%, ahead of the benchmark’s 12.45%.

These returns stem from a carefully selected set of stocks. The portfolio manager searches the globe for stocks of returns-focused companies that have unrecognized value. The advisor employs a “bottom-up” approach, which involves analyzing the nuts and bolts of a company’s operations without regard to its weighting in the fund’s benchmark, an approach the fund has followed since its 1984 founding, 25 years ago this May.

Diversification and balance still the way to go

Despite fiscal 2009’s disappointing results, your fund’s long-term record reveals that focusing on one market segment can be highly rewarding. However, we encourage investors not to narrow their investment horizons, no matter how tempting this may be. A fund like the Precious Metals and Mining Fund that provides you with low-cost exposure to a distinctive, yet volatile, slice of the overall market, should only play a supporting, but not a foundational, role in a balanced, diversified portfolio consistent with your long-term goals and risk tolerance.

Of course, for more than a year the global financial markets have been reeling from an unnerving confluence of events, and portfolios that were balanced and diversified suffered along with almost everything else. But our experience suggests that these time-tested fundamentals—plus low costs—can help put investors in a better position to benefit from the eventual recovery in financial markets.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

February 13, 2009

6

Advisor’s Report

Vanguard Precious Metals and Mining Fund returned a disappointing –60% during the 12 months ended January 31, 2009, a record decline for the fund. The fund lagged its customized benchmark index, which returned about –51%, and the average gold-oriented fund, which returned less than –33%.

Contributions, negative and positive

In spite of high levels of volatility, the price of gold ultimately changed very little over our fiscal year. During the period, the price fluctuated from a peak above $1,000 per ounce in March to a low of $712 in November. But, having started the year at $925, the price ended at $928 on January 31. The key factor in this resilience was demand from investors seeking a safe haven from the turmoil affecting almost every other asset class. They kept the price up despite falling jewelry demand, deteriorating supply-side dynamics, and a breakdown in the normal inverse relationship between the price of the metal and the U.S. dollar.

By contrast, the prices of many other metals and minerals, which had remained robust until the summer, fell sharply because of slowing demand from major consumers of commodities, a decline that was compounded by outflows of speculative money from the sector. In tandem with these trends, mining-group stocks performed well during the first half of the year, but then suffered sharp share-price declines. Gold equities, however, remained relatively resilient.

Against this backdrop, the fund’s performance was hurt notably by its significant exposure to platinum producers at the expense of gold producers. This position, which has been successful over the longer term, proved particularly costly during the October–November period, when gold stocks held up while platinum stocks declined sharply. Investors withdrew from platinum largely because of concerns over reduced demand for the metal from the automotive industry. As a result, the fund’s holdings in U.K.-listed platinum producer Lonmin and South African producers Impala Platinum and Anglo Platinum detracted from performance.

Although these declines were painful, we continue to have a preference for platinum producers over gold producers, based on factors such as quality of assets, management ability, focus on returns, and valuations. Unfortunately, in recent months these fundamental factors have been subordinated to other considerations in investors’ minds, an imbalance that we believe will correct itself over time.

French nickel producer Eramet reversed its strong performance of recent years, declining sharply as a result of falling demand for both nickel and stainless steel. For Harry Winston Diamond, a recession-induced slowdown in discretionary consumer spending overshadowed the value of its Canadian diamond mine and the compelling long-term fundamentals for the diamond industry.

7

A number of other metal and mining holdings suffered because of their exposure to the economic cycle, including Canadian nickel and coal producer Sherritt International and Australian producer BlueScope Steel. We believe that these companies’ assets have become increasingly undervalued and that all are well-positioned to capitalize on current conditions as their industries undergo consolidation. Finally, currency movements hurt our performance during the period, with the fund suffering from its significant exposures to the Australian dollar, South African rand, and U.K. pound, all of which weakened against the U.S. dollar.

On the positive side, Canadian gold-royalty company Franco-Nevada strongly aided performance thanks to its well-diversified, long-term royalty streams, strong balance sheet, and positive leverage to gold prices. Our recently established holding in Newmont Mining, a large North American gold producer, helped returns because of its new management’s focus on turning the business around.

Australian mineral-sands producer Iluka Resources was one of the few mining companies to experience growth in its markets over the year, boosted by strengthening Chinese demand for mineral sands with numerous industrial uses. Our formerly substantial holdings in coal producers overall proved beneficial, with U.S. producers Arch Coal and Patriot Coal and Australian miner Centennial Coal all helping our returns before exiting the portfolio.

Purchases and sales

We continued to focus on building up exposure to metals and minerals companies with returns-focused management and exposure to strategically important materials. We made significant additions to our stakes in selected gold producers, such as Newmont Mining and Franco-Nevada, although we remain concerned about expensive valuations and poor quality management in much of the gold sector.

We also added to existing positions in cases where negative sentiment had, in our view, pushed share prices below fair valuation levels. Examples included U.K.-listed platinum groups Lonmin and Johnson Matthey, French industrial minerals group Imerys, and Australian producer BlueScope Steel.

Our most significant sales were from the fund’s coal holdings, notably the elimination of U.S. producers CONSOL Energy, Patriot Coal, and Arch Coal and a substantial reduction in Peabody Energy. In addition, we lessened the fund’s exposure to a number of holdings where we believe profitability will face increasing pressure. For example, we closed our positions in U.S. chemicals producer FMC (following strong gains) and Norwegian aluminium producer Norsk Hydro, and we substantially reduced the fund’s holdings in Eramet.

8

A look ahead

The past year was an unparalleled period for investors in metals and minerals companies. Short-term demand has fallen sharply and volatility has risen dramatically, partly because of the considerable speculative interest leaving the sector. It is encouraging, however, to see that the mining industry has reacted to the slowdown in demand by cutting excess capacity, while the industry’s ongoing consolidation has led to more rational actions and a greater focus on maintaining profitability. We continue to believe that demand for commodities will be supported over the long term by infrastructure expenditure worldwide and rising urbanization in emerging markets.

As a consequence, our long-term outlook for commodities in general remains positive, although the shorter-term picture is opaque. Turbulent developments in the metals and mining sectors have created a broad range of compelling long-term valuation opportunities, such that Vanguard and M&G Investment Management decided it was appropriate to reopen the fund to new investors.

We remain convinced of the importance of sticking to long-term investment principles and focusing on industry and company fundamentals. We shall continue to invest in well-capitalized, trustworthy companies with strategically important assets that are not properly appreciated by investors. It follows that we are avoiding companies in disadvantaged industries, those with unsound balance sheets, and those whose managements do not run their businesses in the interest of shareholders.

Portfolio Managers:

Graham E. French,

Matthew Vaight, UKSIP

M&G Investment Management Ltd.

February 23, 2009

9

Precious Metals and Mining Fund

Fund Profile

As of January 31, 2009

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	36	342	4,554
Median Market Cap	$2.0B	$9.9B	$24.3B
Price/Earnings Ratio	10.0x	9.8x	11.7x
Price/Book Ratio	1.3x	1.7x	1.6x
Return on Equity	15.5%	3.0%	2.9%
Earnings Growth Rate	14.0%	20.8%	21.1%
Foreign Holdings	83.0%	36.2%	18.3%
Turnover Rate	22%	—	—
Expense Ratio
(1/31/2008)[3]	0.28%	—	—
Short-Term Reserves	1.0%	—	—

Market Diversification (% of equity exposure)

United Kingdom	20.8%
Canada	19.7
United States	16.2
Australia	16.0
France	15.2
South Africa	10.8
Peru	0.9
Indonesia	0.3
Papua New Guinea	0.1

Volatility Measures[4]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.87	0.56
Beta	0.98	1.70

Ten Largest Holdings[5] (% of total net assets)

Franco-Nevada Corp.	10.4%
Johnson Matthey PLC	9.8
Imerys SA	8.2
Eramet SLN	6.9
Impala Platinum Holdings Ltd. ADR	6.5
Lonmin PLC	6.2
Iluka Resources Ltd.	6.0
Newmont Mining Corp. (Holding Co.)	5.7
Sims Metal Management Ltd.	5.1
Schnitzer Steel Industries, Inc. Class A	4.4
Top Ten	69.2%

1 S&P/Citigroup Custom Precious Metals and Mining Index.

2 Dow Jones Wilshire 5000 Index.

3 The expense ratio shown is from the prospectus dated May 29, 2008. For the fiscal year ended January 31, 2009, the expense ratio was 0.30%.

4 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

5 The holdings listed exclude any temporary cash investments and equity index products.

10

Precious Metals and Mining Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1999–January 31, 2009

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended January 31, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
Precious Metals and Mining Fund[1]	–60.16%	4.03%	13.07%	$34,168
Dow Jones Wilshire 5000 Index	–38.69	–3.75	–1.83	8,317
Spliced Precious Metals and Mining Index[2]	–50.69	4.82	12.45	32,340
Average Gold-Oriented Fund[3]	–33.07	9.21	14.20	37,738

1 Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year, nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 S&P/Citigroup World Equity Gold Index through June 30, 2005; S&P/Citigroup Custom Precious Metals and Mining Index thereafter.

3 Derived from data provided by Lipper Inc.

11

Precious Metals and Mining Fund

Fiscal-Year Total Returns (%): January 31, 1999–January 31, 2009

Average Annual Total Returns: Periods Ended December 31, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Precious Metals and Mining Fund[2]	5/23/1984	–56.02%	4.56%	14.14%

1 S&P/Citigroup World Equity Gold Index through June 30, 2005; S&P/Citigroup Custom Precious Metals and Mining Index thereafter.

2 Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year, nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table for dividend and capital gains information.

12

Precious Metals and Mining Fund

Financial Statements

Statement of Net Assets

As of January 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.1%)
Australia (15.9%)
*,1	Iluka Resources Ltd.	37,325,000	98,933
	Sims Metal
	Management Ltd.	7,900,000	83,328
	BlueScope Steel Ltd.	18,608,217	40,903
*,^,1	St. Barbara Ltd.	119,665,600	23,056
	BHP Billiton Ltd.	800,000	14,835
*	MIL Resources, Ltd.	1,678,671	20
			261,075
Canada (19.5%)
1	Franco-Nevada Corp.	8,250,000	171,223
*,1	Centerra Gold Inc.	14,365,000	61,150
1	Harry Winston
	Diamond Corp.	7,700,000	30,643
	Sherritt
	International Corp.	10,825,000	23,570
	Barrick Gold Corp.	450,000	16,932
*	First Quantum
	Minerals Ltd.	675,000	12,006
1,2	Harry Winston
	Diamond Corp.
	Private Placement	700,000	2,646
*,1	Claude Resources, Inc.	5,150,000	2,524
			320,694
France (15.0%)
1	Imerys SA	3,380,000	134,204
	Eramet SLN	716,626	113,141
			247,345
Indonesia (0.3%)
	PT International
	Nickel Indonesia Tbk	22,500,000	4,782

Papua New Guinea (0.1%)
*	Bougainville Copper Ltd.	2,000,000	878

			Market
			Value•
		Shares	($000)
Peru (0.9%)
	Compania de
	Minas Buenaventura
	SA ADR	800,000	15,072

South Africa (10.6%)
	Impala Platinum
	Holdings Ltd. ADR	9,350,000	107,017
	Anglo Platinum Ltd. ADR	1,200,000	49,133
	Northam Platinum Ltd.	11,200,000	18,918
			175,068
United Kingdom (20.7%)
1	Johnson Matthey PLC	11,450,000	160,598
1	Lonmin PLC	8,175,000	101,515
1	Peter Hambro Mining
	PLC	6,900,000	55,203
*	Hochschild Mining PLC	7,150,000	15,346
*	Gem Diamonds Ltd.	1,800,000	5,755
*	Kenmare Resources PLC	4,550,000	611
*	Gemfields PLC	3,333,333	254
*	Mwana Africa PLC	3,180,219	174
*	Zambezi Resources Ltd.	4,895,833	89
			339,545
United States (16.1%)
	Newmont Mining Corp.
	(Holding Co.)	2,349,815	93,476
	Schnitzer Steel
	Industries, Inc. Class A	1,850,000	72,649
1	Minerals
	Technologies, Inc.	1,336,514	50,534
1	AMCOL
	International Corp.	3,100,000	44,919
	Peabody Energy Corp.	100,000	2,500
			264,078
Total Common Stocks
(Cost $2,896,089)			1,628,537

13

Precious Metals and Mining Fund

		Market
		Value•
	Shares	($000)
Precious Metals (0.1%)
* Platinum Bullion
(In Troy Ounces)	2,009	1,983
Total Precious Metals
(Cost $1,212)		1,983
Temporary Cash Investment (2.0%)
3,4 Vanguard Market
Liquidity Fund, 0.780%
(Cost $32,716)	32,716,042	32,716
Total Investments (101.2%)
(Cost $2,930,017)		1,663,236
Other Assets and Liabilities—Net (–1.2%)		(19,287)
Net Assets (100%)
Applicable to 153,087,331 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,643,949
Net Asset Value Per Share		$10.74

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value		1,663,236
Receivables for Capital Shares Issued		3,233
Other Assets		7,872
Total Assets		1,674,341
Liabilities
Payables for Investment
Securities Purchased		15,375
Payables for Capital Shares Redeemed		2,539
Security Lending Collateral
Payable to Brokers		2,146
Other Liabilities		10,332
Total Liabilities		30,392
Net Assets		1,643,949

At January 31, 2009, net assists consisted of:
Amount
($000)
Paid-in Capital	2,972,339
Overdistributed Net Investment Income	(36,107)
Overdistributed Net Realized Gains	(25,507)
Unrealized Appreciation (Depreciation)
Investment Securities	(1,266,781)
Foreign Currencies	5
Net Assets	1,643,949

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,691,000.

1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.

2 Restricted security represents 0.2% of net assets.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 Includes $2,146,000 of collateral received for securities on loan.

ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Precious Metals and Mining Fund

Statement of Operations

Year Ended
January 31, 2009
($000)
Investment Income
Income
Dividends[1,2]	90,882
Interest[2]	1,034
Security Lending	2,122
Total Income	94,038
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,759
Performance Adjustment	76
The Vanguard Group—Note C
Management and Administrative	5,305
Marketing and Distribution	821
Custodian Fees	553
Auditing Fees	21
Shareholders’ Reports	54
Trustees’ Fees and Expenses	6
Total Expenses	11,595
Net Investment Income	82,443
Realized Net Gain (Loss)
Investment Securities Sold[2]	287,005
Foreign Currencies	(2,740)
Realized Net Gain (Loss)	284,265
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(3,024,201)
Foreign Currencies	(75)
Change in Unrealized Appreciation (Depreciation)	(3,024,276)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,657,568)

1 Dividends are net of foreign withholding taxes of $2,957,000.

2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $33,533,000, $996,000, and $23,433,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Precious Metals and Mining Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	82,443	110,391
Realized Net Gain (Loss)	284,265	573,391
Change in Unrealized Appreciation (Depreciation)	(3,024,276)	449,410
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,657,568)	1,133,192
Distributions
Net Investment Income	(99,293)	(83,075)
Realized Capital Gain[1]	(361,426)	(466,982)
Total Distributions	(460,719)	(550,057)
Capital Share Transactions
Issued	841,029	783,925
Issued in Lieu of Cash Distributions	423,318	507,139
Redeemed[2]	(1,137,039)	(682,805)
Net Increase (Decrease) from Capital Share Transactions	127,308	608,259
Total Increase (Decrease)	(2,990,979)	1,191,394
Net Assets
Beginning of Period	4,634,928	3,443,534
End of Period[3]	1,643,949	4,634,928

1 Includes fiscal 2009 and 2008 short-term gain distributions totaling $2,529,000 and $41,392,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net of redemption fees for fiscal 2009 and 2008 of $2,019,000 and $739,000, respectively.

3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($36,107,000) and ($7,025,000).

See accompanying Notes, which are an integral part of the Financial Statements.

16

Precious Metals and Mining Fund

Financial Highlights

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$33.45	$28.64	$27.08	$16.46	$15.29
Investment Operations
Net Investment Income	.653	.900[1]	.560	.337[2]	.185[2]
Net Realized and Unrealized Gain (Loss)
on Investments[3]	(19.849)	8.362	4.027	11.080	1.988
Total from Investment Operations	(19.196)	9.262	4.587	11.417	2.173
Distributions
Dividends from Net Investment Income	(.763)	(.670)	(.490)	(.240)	(.144)
Distributions from Realized Capital Gains	(2.751)	(3.782)	(2.537)	(.557)	(.859)
Total Distributions	(3.514)	(4.452)	(3.027)	(.797)	(1.003)
Net Asset Value, End of Period	$10.74	$33.45	$28.64	$27.08	$16.46

Total Return[4]	–60.16%	33.97%	17.48%	70.19%	14.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,644	$4,635	$3,444	$3,297	$921
Ratio of Total Expenses to
Average Net Assets	0.30%[5]	0.28%[5]	0.35%[5]	0.40%	0.48%
Ratio of Net Investment Income to
Average Net Assets	2.17%	2.70%[1]	1.88%	1.68%	1.32%
Portfolio Turnover Rate	22%	29%	24%	20%	36%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.190 and 0.65%, respectively, resulting from a special dividend from Centennial Coal Co., Ltd., in January 2008.

2 Calculated based on average shares outstanding.

3 Includes increases from redemption fees of $.01, $.00, $.03, $.01, and $.01.

4 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year, nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

5 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.01%), and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Precious Metals and Mining Fund

Notes to Financial Statements

Vanguard Precious Metals and Mining Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Precious metals are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

18

Precious Metals and Mining Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. M&G Investment Management Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the S&P/ Citigroup Custom Precious Metals and Mining Index. For the year ended January 31, 2009, the investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets before an increase of $76,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2009, the fund had contributed capital of $454,000 to Vanguard (included in Other Assets), representing 0.03% of the fund’s net assets and 0.18% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2009, the fund realized net foreign currency losses of $2,740,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from overdistributed net realized gains to overdistributed net investment income.

Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended January 31, 2009, the fund did not realize any gains on the sale of passive foreign investment companies. Unrealized appreciation of $29,563,000 on the fund’s passive foreign investment company holdings through October 31, 2008, (the most recent previous mark-to-market date for tax purposes), has been distributed and is reflected in the balance of overdistributed net investment income. Since October 31, 2008, the fund’s passive foreign investment company holdings have appreciated in value by $17,594,000, increasing the amount of taxable income available for distribution as of January 31, 2009. Unrealized appreciation on the fund’s passive foreign investment company holdings at January 31, 2009, was $47,157,000.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $9,492,000 from overdistributed net investment income, and $67,578,000 from overdistributed net realized gains, to paid-in capital.

19

Precious Metals and Mining Fund

During 2001, the fund elected to use a provision of the Taxpayer Relief Act of 1997 to mark to market certain appreciated securities held on January 1, 2001; such securities were treated as sold and repurchased, with unrealized gains of $46,006,000 becoming realized, for tax purposes. The mark-to-market created a difference between the cost of investments for financial statement and tax purposes, which will reverse when the securities are sold. Through January 31, 2009, the fund realized gains on the sale of these securities of $20,516,000 for financial statement purposes, which were included in prior year mark-to-market gains for tax purposes. The remaining difference of $25,490,000 is reflected in the balance of overdistributed net realized gains; the corresponding difference between the securities’ cost for financial statement and tax purposes in reflected in unrealized appreciation.

For tax purposes, at January 31, 2009, the fund had $16,040,000 of ordinary income and no long-term capital gains available for distribution.

At January 31, 2009, the cost of investment securities for tax purposes was $3,002,664,000. Net unrealized depreciation of investment securities for tax purposes was $1,339,428,000, consisting of unrealized gains of $75,829,000 on securities that had risen in value since their purchase and $1,415,257,000 in unrealized losses on securities that had fallen in value since their purchase or since being marked to market for tax purposes.

E. During the year ended January 31, 2009, the fund purchased $840,386,000 of investment securities and sold $1,031,272,000 of investment securities other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended January 31,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	37,881	22,924
Issued in Lieu of Cash Distributions	27,485	16,414
Redeemed	(50,837)	(21,016)
Net Increase (Decrease) in Shares Outstanding	14,529	18,322

20

Precious Metals and Mining Fund

G. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Jan. 31, 2008		Proceeds from		Jan. 31, 2009
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
AMCOL International Corp.	63,752	14,196	—	2,060	44,919
Centennial Coal Co., Ltd.	49,955	—	74,803	220	—
Centerra Gold Inc.	214,439	743	—	—	61,150
Claude Resources, Inc.	6,746	—	—	—	2,524
Franco-Nevada Corp.	NA1	114,264	—	1,373	171,223
Harry Winston Diamond Corp.	178,714	12,173	—	1,244	30,643
Harry Winston Diamond Corp.
Private Placement	—	17,729	—	120	2,646
Iluka Resources Ltd.	70,228	59,809	—	—	98,933
Imerys SA	NA1	54,632	831	7,037	134,204
Johnson Matthey PLC	NA1	94,426	—	6,828	160,598
Lonmin PLC	NA1	83,140	—	4,741	101,515
Minerals Technologies, Inc.	72,706	—	—	267	50,534
Peter Hambro Mining PLC	123,928	51,308	—	1,775	55,203
Sims Metal Management Ltd.[2]	182,990	15,880	—	7,868	NA3
St. Barbara Ltd.	53,465	25,935	—	—	23,056
	1,016,923			33,533	937,148

1	At January 31, 2008, the issuer was not an affiliated company of the fund.

2 Sims Group Ltd. underwent a name change to Sims Metal Management Ltd. in November 2008.

3 At January 31, 2009, the security is still held, but the issuer is no longer an affiliated company of the fund.

21

Precious Metals and Mining Fund

H. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of January 31, 2009, based on the inputs used to value them:

Investments
in Securities
Valuation Inputs	($000)
Level 1—Quoted prices	631,897
Level 2—Other significant observable inputs	1,028,693
Level 3—Significant unobservable inputs	2,646
Total	1,663,236

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended January 31, 2009.

Investments
in Securities
Amount Valued Based on Level 3 Inputs	($000)
Balance as of January 31, 2008	—
Net Purchases (Sales)	17,729
Change in Unrealized Appreciation (Depreciation)	(15,083)
Balance as of January 31, 2009	2,646

22

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Precious Metals and Mining Fund:

In our opinion, the accompanying statements of net assets and of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Precious Metals and Mining Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2009 by correspondence with the custodian, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 20, 2009

Special 2008 tax information (unaudited) for Vanguard Precious Metals and Mining Fund

This information for the fiscal year ended January 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $426,475,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $101,466,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 4.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund passed through to shareholders foreign source income of $89,097,000 and foreign taxes paid of $2,951,000. The pass-through of foreign taxes paid affects only shareholders on the dividend record date in December 2008. Shareholders received more detailed information along with their Form 1099-DIV in January 2009.

23

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Precious Metals and Mining Fund[1]
Periods Ended January 31, 2009
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	–60.16%	4.03%	13.07%
Returns After Taxes on Distributions	–61.31	2.21	11.31
Returns After Taxes on Distributions and Sale of Fund Shares	–36.65	4.34	11.72

1 Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year, nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended January 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Precious Metals and Mining Fund	7/31/2008	1/31/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$404.76	$0.96
Based on Hypothetical 5% Return	1,000.00	1,023.84	1.38

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

1 These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.27%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Chairman of the Board and Interested Trustee	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Chairman,
Born 1954. Trustee Since May 1987. Chairman of	President, and Chief Executive Officer of Rohm and
the Board. Principal Occupation(s) During the Past Five	Haas Co. (chemicals); Board Member of the American
Years: Chairman of the Board and Director/Trustee of	Chemistry Council; Director of Tyco International, Ltd.
The Vanguard Group, Inc., and of each of the investment	(diversified manufacturing and services), since 2005.
companies served by The Vanguard Group; Chief
Executive Officer and President of The Vanguard Group
and of each of the investment companies served by The	Amy Gutmann
Vanguard Group (1996–2008).	Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President of
the University of Pennsylvania since 2004; Professor in
Independent Trustees	the School of Arts and Sciences, Annenberg School for
Communication, and Graduate School of Education of
the University of Pennsylvania since 2004; Provost
Charles D. Ellis	(2001–2004) and Laurance S. Rockefeller Professor of
Born 1937. Trustee Since January 2001. Principal	Politics and the University Center for Human Values
Occupation(s) During the Past Five Years: Applecore	(1990–2004), Princeton University; Director of Carnegie
Partners (pro bono ventures in education); Senior	Corporation of New York since 2005 and of Schuylkill
Advisor to Greenwich Associates (international business	River Development Corporation and Greater Philadelphia
strategy consulting); Successor Trustee of Yale University;	Chamber of Commerce since 2004; Trustee of the
Overseer of the Stern School of Business at New York	National Constitution Center since 2007.
University; Trustee of the Whitehead Institute for
Biomedical Research.
JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Emerson U. Fullwood	Occupation(s) During the Past Five Years: Retired
Born 1948. Trustee Since January 2008. Principal	Corporate Vice President, Chief Global Diversity Officer,
Occupation(s) During the Past Five Years: Retired	and Member of the Executive Committee of Johnson &
Executive Chief Staff and Marketing Officer for	Johnson (pharmaceuticals/consumer products); Vice
North America and Corporate Vice President of	President and Chief Information Officer (1997–2005)
Xerox Corporation (photocopiers and printers);	of Johnson & Johnson; Director of the University
Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), of the United Way of Rochester,	and Education Institute.
and of the Boy Scouts of America.

André F. Perold	F. William McNabb III[1]
Born 1952. Trustee Since December 2004. Principal	Born 1957. Chief Executive Officer Since August 2008.
Occupation(s) During the Past Five Years: George Gund	President Since March 2008. Principal Occupation(s)
Professor of Finance and Banking, Senior Associate	During the Past Five Years: Chief Executive Officer,
Dean, and Director of Faculty Recruiting, Harvard	Director, and President of The Vanguard Group, Inc.,
Business School; Director and Chairman of UNX, Inc.	since 2008; Chief Executive Officer and President of
(equities trading firm); Chair of the Investment	each of the investment companies served by The
Committee of HighVista Strategies LLC (private	Vanguard Group since 2008; Director of Vanguard
investment firm) since 2005.	Marketing Corporation; Managing Director of The
Vanguard Group (1995–2008).

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Heidi Stam[1]
Occupation(s) During the Past Five Years: Chairman,	Born 1956. Secretary Since July 2005. Principal
President, Chief Executive Officer, and Director of	Occupation(s) During the Past Five Years: Managing
NACCO Industries, Inc. (forklift trucks/housewares/	Director of The Vanguard Group, Inc., since 2006;
lignite); Director of Goodrich Corporation (industrial	General Counsel of The Vanguard Group since 2005;
products/aircraft systems and services).	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
J. Lawrence Wilson	Vanguard Marketing Corporation since 2005; Principal
Born 1936. Trustee Since April 1985. Principal	of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: Retired
Chairman and Chief Executive Officer of Rohm and
Haas Co. (chemicals); Director of Cummins Inc. (diesel	Vanguard Senior Management Team
engines) and AmerisourceBergen Corp. (pharmaceutical
distribution); Trustee of Vanderbilt University and of
Culver Educational Foundation.	R. Gregory Barton	Michael S. Miller
	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
Executive Officers	Paul A. Heller	George U. Sauter

Thomas J. Higgins[1]	Founder
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief	John C. Bogle
Financial Officer of each of the investment companies	Chairman and Chief Executive Officer, 1974–1996
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

Kathryn J. Hyatt[1]
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
The Vanguard Group, Inc.; Treasurer of each of the
investment companies served by The Vanguard
Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
(1988–2008).

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
This material may be used in conjunction	fund voted the proxies for securities it owned during
with the offering of shares of any Vanguard	the 12 months ended June 30. To get the report, visit
fund only if preceded or accompanied by	either www.vanguard.com or www.sec.gov.
the fund’s current prospectus.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
The funds or securities referred to herein are not	To find out more about this public service, call the SEC
sponsored, endorsed, or promoted by MSCI, and MSCI	at 202-551-8090. Information about your fund is also
bears no liability with respect to any such funds or	available on the SEC’s website, and you can receive
securities. For any such funds or securities, the	copies of this information, for a fee, by sending a
prospectus or the Statement of Additional Information	request in either of two ways: via e-mail addressed to
contains a more detailed description of the limited	publicinfo@sec.gov or via regular mail addressed to the
relationship MSCI has with The Vanguard Group and	Public Reference Section, Securities and Exchange
any related funds.	Commission, Washington, DC 20549-0102.

Russell is a trademark of The Frank Russell Company.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q530 032009

Vanguard

Vanguard Health Care Fund Annual Report

January 31, 2009

>

For the fiscal year ended January 31, 2009, Investor Shares of Vanguard Health Care Fund returned –17.44% and Admiral Shares returned –17.38%. Although these results were certainly disappointing, the fund was a bit ahead of both its benchmark index and its peer-group average.

>	The global financial crisis hampered every sector of the broader U.S. economy, and health care was no exception.
>	Pharmaceutical companies and health care providers weighed most heavily on the fund’s performance.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	7
Fund Profile	9
Performance Summary	10
Financial Statements	12
Your Fund’s After-Tax Returns	25
About Your Fund’s Expenses	26
Glossary	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Health Care Fund
Investor Shares	VGHCX	–17.44%
Admiral™ Shares[1]	VGHAX	–17.38
S&P Health Sector Index		–19.91
Average Health/Biotechnology Fund[2]		–19.59

Your Fund’s Performance at a Glance
January 31, 2008–January 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Health Care Fund
Investor Shares	$133.80	$99.12	$1.925	$9.524
Admiral Shares	56.47	41.83	0.852	4.019

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

As global financial markets slid sharply over the past 12 months, health care stocks were not immune to the problems plaguing the broader U.S. economy. For the fiscal year ended January 31, 2009, Vanguard Health Care Fund returned –17.44% for Investor Shares and –17.38% for the lower-cost Admiral Shares. Nevertheless, the fund outpaced its benchmark—the less diversified S&P Health Sector Index—which returned –19.91% for the year, as well as the average return for health/biotechnology funds, at –19.59%.

Pharmaceutical stocks were responsible for much of the fund’s weakness, simply because they accounted for almost 60% of the fund’s holdings. Compared with some other sectors of the health care industry, however, their declines were relatively modest. Health care providers, which accounted for nearly 17% of the holdings, were also a significant drag on the fund’s performance.

The fund’s subpar showing was its worst fiscal-year return since its inception in 1984, a fact that highlights both the fund’s durability over the long haul and the unusual severity of the market’s turmoil over the past 12 months.

If you own shares of the fund in a taxable account, you may wish to review our report on the fund’s after-tax returns on page 25.

2

Stocks fell worldwide as the credit crisis deepened

The 12 months ended January 31, 2009, was one of the worst ever one-year spans for stocks. The broad U.S. stock market returned nearly –39%; international stocks registered –45%. The trouble stemmed from the financial sector, where some of the world’s largest institutions imploded, largely because of their exposure to low-quality mortgages in the United States. The effects of the credit crisis were wide and deep, with virtually no country or industry sector spared.

The stock market struggled through the first part of the fiscal year, then declined sharply in September, October, and November. December offered a brief reprieve before the market fell again in January.

In a flight to safety, investors chose low-yield Treasuries

As economic uncertainty and market volatility grew more pronounced in the second half of the year, investors sought the relative safety of short-term government issues. This drove prices for Treasuries higher, and their yields lower. In some cases, investors were willing to accept very low—or even slightly negative—yields for the short-term safekeeping of their assets.

At the same time, the Federal Reserve Board steered short-term interest rates lower in its ongoing campaign to

Market Barometer
	Average Annual Total Returns
	Periods Ended January 31, 2009
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–39.04%	–12.03%	–4.05%
Russell 2000 Index (Small-caps)	–36.84	–14.31	–4.06
Dow Jones Wilshire 5000 Index (Entire market)	–38.69	–12.03	–3.75
MSCI All Country World Index ex USA (International)	–44.72	–11.41	0.79

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad taxable market)	2.59%	5.19%	4.30%
Barclays Capital Municipal Bond Index	–0.16	3.00	3.33
Citigroup 3-Month Treasury Bill Index	1.52	3.65	3.08

CPI
Consumer Price Index	0.03%	2.11%	2.66%

3

encourage lending. During your fund’s fiscal year, the target for the federal funds rate dropped from 3.00% to a range of 0%–0.25%.

For the full 12-month period, the broad taxable bond market returned 2.59%, and tax-exempt bonds returned –0.16%—somewhat pedestrian (if disappointing) returns that masked a year of uncommon volatility for bonds.

Pharmaceutical companies offered no prescription for relief

Vanguard Health Care Fund’s return was far ahead of that of the broad U.S. stock market, but this relative “success” during an unusually punishing 12-month period was of small comfort.

Although select pharmaceutical companies enjoyed positive returns, the Health Care Fund’s pharmaceutical holdings returned about –17% as a group, ahead of the returns of most sectors of the broad health care industry. Because the fund kept more than half of its assets in pharmaceuticals, however, these stocks did the most damage to the portfolio’s 12-month performance. Patent expiration, drug-effectiveness concerns, increased competition, and a declining pipeline all contributed to firms’ poor overall performance. At the end of the fiscal year, for example, Pfizer’s shares returned –16% in one week after the company announced it would buy Wyeth.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Average
			Health/
	Investor	Admiral	Biotechnology
	Shares	Shares	Fund[1]
Health Care Fund	0.26%	0.18%	1.58%

1 The fund expense ratios shown are from the prospectus dated May 29, 2008. For the fiscal year ended January 31, 2009, the Health Care Fund’s expense ratios were 0.29% for Investor Shares and 0.22% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

4

Health care providers also suffered because of the difficult economy as corporate layoffs led to a decrease in medical-plan membership. Investment losses stemming from the financial crisis further added to the weakness. Meanwhile, health care equipment companies struggled as cost-conscious hospitals trimmed inventories and tightened budgets.

Only the biotechnology subsector delivered a positive return during the fiscal year as a result of solid sales and the potential for company mergers. The fund’s biotech holdings produced higher gains than those in the index.

Fund’s long-term record has benefited investors

Vanguard Health Care Fund has returned an average of 7.62% annually over the past ten years, considerably ahead of its benchmark index, as well as its peer-group average and the broad U.S. stock market. The table below shows the fund’s average annual return for the decade ended January 31, 2009, along with the returns of its comparative measures.

Although the fund’s past fiscal year was a clear disappointment and the fund has now posted negative returns for two straight years, the fund’s long-term record is still strong. This divergence between the results of the past two years and that of the past decade highlights why Vanguard continually suggests to investors

Total Returns
Ten Years Ended January 31, 2009
Average
Annual Return
Health Care Fund Investor Shares	7.62%
S&P Health Sector Index	–0.33
Average Health/Biotechnology Fund[1]	4.17

Past performance is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Derived from data provided by Lipper Inc.

5

that long-term results are a more reliable indicator of a fund’s performance than short-term results.

The fund’s solid long-term performance is based on the portfolio-management and stock-picking skills of Wellington Management Company, LLP, your fund’s advisor since its inception 25 years ago this May. Vanguard’s commitment to quality and to low costs also helped produce respectable, long-term returns for shareholders. For a comparison of your fund’s cost with the average cost of its competitor funds, see the table on page 4.

Diversification is important for investing success

Investors experienced difficult times during the past fiscal year as the global financial crisis intensified and the broad U.S. economy sank into a potentially prolonged recession. Unfortunately, Vanguard Health Care Fund also experienced the market’s upheaval, leading to a sizable negative return for the portfolio. The financial volatility of the last 12 months offers a resounding lesson for investors about the importance of avoiding making emotional decisions based on short-term movements in the markets. An emotional response can rob shareholders of the opportunity to benefit when the markets recover. Of course, no one can say with certainty when that will happen.

Vanguard suggests, instead, that you build a well-balanced investment plan—one that includes stocks, bonds, and short-term reserves—in line with your objectives and tolerance for risk, and then keep a long-term perspective. Such a diversified portfolio can offer a cushion against the stock market’s sometimes steep drops, while also allowing you to participate in its upswings. Remember that any sector-specific fund can have a place in––but should not be the base of––a balanced portfolio. Vanguard Health Care Fund, through its low-cost exposure to the overall health care industry, can play an important role in such a portfolio, potentially helping you to reach your investment goals.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

March 1, 2009

6

Advisor’s Report

Vanguard Health Care Fund returned –17.44% for the 12 months ended January 31, 2009. This result compared with the S&P 500 Index’s return of –38.63%, the S&P 500 Health Care Index’s return of –19.91%, and the average health/biotechnology fund’s return of –19.59%.

The investment environment

Health care stocks dramatically outperformed the overall U.S. stock market, with the better relative returns concentrated in the second half of the fiscal year. The sector’s results illustrate its defensive characteristics, as demand for health care products has only been slightly affected by the economic troubles to this point. Within health care, the larger biotechnology companies stood out as the strongest subsector, while managed care companies were universally weak. Global companies that had benefited from a weak U.S. dollar suffered when the dollar strengthened in the second half.

Our successes

Biotechnology companies Genentech, Millennium Pharmaceuticals, and Amgen were the strongest contributors to performance during the period. We reduced our position in Genentech when it was trading well above Roche’s original acquisition offer price. Millennium was acquired by Takeda Pharmaceuticals at a significant premium. Amgen rebounded nicely from a weak 2007, after data on its new drug for osteoporosis proved very promising.

Portfolio Changes:
Year Ended January 31, 2009

Additions	Comments
Merck	Added on weakness.
UnitedHealth	Added on weakness.
Pfizer	Added on weakness after the Wyeth tender.

Reductions	Comments
Genentech	Reduced position at a price above Roche tender offer.
Medtronic	Reduced into strength.
Cardinal Health	Reduced on declining fundamentals.

7

Our shortfalls

Forest Laboratories was our biggest detractor during the fiscal year, as the stock market appeared unimpressed with the strength of the company’s pipeline. The managed care group was a difficult one for us this year, as investors seemed concerned that health care reform may hurt the subsector’s sustained profitability. Nevertheless, we believe that the fund’s detractors over the past 12 months will rebound and become future winners.

The fund’s positioning

The Health Care Fund’s sizable outperformance compared with the broader market over the 2009 fiscal year is unlikely to continue unless the current economic environment deteriorates into something worse than a recession. Regardless of the economy’s direction, our strategy will remain the same. We aim to provide a portfolio diversified across health care and invested in the companies most likely to prosper in the coming years.

Edward P. Owens

Senior Vice President and Portfolio Manager

Wellington Management Company, LLP

March 1, 2009

8

Health Care Fund

Fund Profile

As of January 31, 2009

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	78	54	4,554
Median Market Cap	$28.5B	$42.4B	$24.3B
Price/Earnings Ratio	17.1x	15.3x	11.7x
Price/Book Ratio	2.2x	2.6x	1.6x
Yield[3]		2.5%	2.9%
Investor Shares	1.2%
Admiral Shares	1.3%
Return on Equity	17.9%	21.8%	21.1%
Earnings Growth Rate	11.9%	11.8%	18.3%
Foreign Holdings	26.5%
Turnover Rate	12%
Expense Ratio
(1/31/2008)[4]		—	—
Investor Shares	0.26%
Admiral Shares	0.18%
Short-Term Reserves	5.4%	—	—

Sector Diversification[5] (% of equity exposure)

Biotechnology	8.4%
Drug Retail	1.9
Health Care Distributors	5.0
Health Care Equipment	7.8
Health Care Services	2.9
Health Care Technology	1.5
Industrials	0.3
Managed Health Care	9.1
Pharmaceuticals	61.1
Other Health Care	2.0

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.91	0.59
Beta	0.92	0.63

Ten Largest Holdings[7] (% of total net assets)

Schering-Plough Corp.	5.5%
Eli Lilly & Co.	4.6
Forest Laboratories, Inc.	4.2
Abbott Laboratories	4.1
Merck & Co., Inc.	3.6
Roche Holdings AG	3.5
Sanofi-Aventis	3.3
AstraZeneca Group PLC	3.3
Wyeth	3.2
McKesson Corp.	3.2
Top Ten	38.5%

Market Diversification (% of equity exposure)

United States	72.1%
Japan	12.2
Switzerland	6.4
United Kingdom	3.8
France	3.8
Other Markets	1.7

Investment Focus

1 S&P Health Sector Index.

2 Dow Jones Wilshire 5000 Index.

3 30-day SEC yield for the fund; annualized dividend yield for the index.

4 The expense ratios shown are from the prospectus dated May 29, 2008. For the fiscal year ended January 31, 2009, the expense ratios were 0.29% for Investor Shares and 0.22% for Admiral Shares.

5 Sector percentages combine U.S. and international holdings.

6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

7 The holdings listed exclude any temporary cash investments and equity index products.

9

Health Care Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1999–January 31, 2009

Initial Investment of $25,000

		Average Annual Total Returns		Final Value
	Periods Ended January 31, 2009			of a $25,000
	One Year	Five Years	Ten Years	Investment
Health Care Fund Investor Shares[1]	–17.44%	2.49%	7.62%	$52,082
Dow Jones Wilshire 5000 Index	–38.69	–3.75	–1.83	20,794
S&P Health Sector Index	–19.91	–1.54	–0.33	24,194
Average Health/Biotechnology Fund[2]	–19.59	–0.27	4.17	37,623

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Health Care Fund Admiral Shares[1]	–17.38%	2.58%	4.28%	$135,314
Dow Jones Wilshire 5000 Index	–38.69	–3.75	–1.19	91,738
S&P Health Sector Index	–19.91	–1.54	–1.62	88,872

1 Total returns do not reflect the 1% fee assessed on redemptions of shares held less than one year, nor for the Investor Shares do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Derived from data provided by Lipper Inc.

3 Performance for the fund’s Admiral Shares and its comparative standards is calculated since the Admiral Shares’ inception: November 12, 2001.

10

Health Care Fund

Fiscal-Year Total Returns (%): January 31, 1999–January 31, 2009

Average Annual Total Returns: Periods Ended December 31, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[1]	5/23/1984	–18.45%	3.59%	7.92%
Admiral Shares[1]	11/12/2001	–18.39	3.68	4.67[2]

1 Total returns do not reflect the 1% fee assessed on redemptions of shares held less than one year, nor for the Investor Shares do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Return since inception.

Note: See Financial Highlights for dividend and capital gains information.

11

Health Care Fund

Financial Statements

Statement of Net Assets

As of January 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.8%)
United States (68.3%)
Biotechnology (8.0%)
*	Amgen Inc.	9,138,455	501,244
*	Genzyme Corp.	5,569,340	383,839
*,1	OSI Pharmaceuticals, Inc.	3,480,000	123,888
*,^	Cephalon, Inc.	1,602,000	123,642
*	Gilead Sciences, Inc.	1,899,696	96,448
*	Biogen Idec Inc.	1,770,000	86,111
*	Vertex
	Pharmaceuticals, Inc.	2,093,800	69,200
*	Amylin
	Pharmaceuticals, Inc.	2,007,200	23,203
*	Onyx P
	harmaceuticals, Inc.	607,200	18,477
*	Genentech, Inc.	100,000	8,124
*	United Therapeutics Corp.	111,000	7,542
*	Human Genome
	Sciences, Inc.	938,500	1,699
			1,443,417
Chemicals (0.7%)
	Sigma-Aldrich Corp.	3,630,000	130,970

Food & Staples Retailing (1.8%)
	Walgreen Co.	11,650,000	319,327

Health Care Equipment & Supplies (7.7%)
	Becton, Dickinson & Co.	4,750,000	345,183
*	St. Jude Medical, Inc.	9,010,900	327,726
	Medtronic, Inc.	7,514,900	251,674
	Baxter International, Inc.	2,900,000	170,085
	Beckman Coulter, Inc.	2,761,784	137,316
	DENTSPLY
	International Inc.	2,485,400	66,882
*	Hospira, Inc.	1,695,070	42,207
	Covidien Ltd.	600,000	23,004
	STERIS Corp.	803,083	21,362
*	Zimmer Holdings, Inc.	200,000	7,280
			1,392,719

			Market
			Value•
		Shares	($000)
Health Care Providers & Services (16.6%)
	McKesson Corp.	13,039,900	576,364
	UnitedHealth Group Inc.	19,285,100	546,347
*	Humana Inc.	8,067,800	306,012
*	WellPoint Inc.	7,102,400	294,394
	Quest Diagnostics, Inc.	5,785,400	285,509
	Cardinal Health, Inc.	5,136,708	193,397
*	Laboratory Corp. of
	America Holdings	2,731,360	161,697
*,1	Coventry Health Care Inc.	9,386,300	142,015
	CIGNA Corp.	8,110,600	140,800
	Universal Health
	Services Class B	2,260,400	85,556
	Owens & Minor, Inc.	2,000,000	79,540
*	Health Net Inc.	4,545,402	66,499
	Aetna Inc.	1,950,000	60,450
*,1	Health Management
	Associates Class A	15,756,900	25,053
*	DaVita, Inc.	304,600	14,316
*	WellCare Health Plans Inc.	500,000	7,390
			2,985,339
Health Care Technology (1.4%)
*,^	Cerner Corp.	3,900,000	131,508
	IMS Health, Inc.	8,547,400	124,108
			255,616
Life Sciences Tools & Services (0.2%)
*,1	PAREXEL
	International Corp.	3,140,400	31,059

Machinery (0.3%)
	Pall Corp.	2,104,600	54,867

Pharmaceuticals (31.6%)
	Schering-Plough Corp.	56,041,700	984,092
	Eli Lilly & Co.	22,479,900	827,710
*,1	Forest Laboratories, Inc.	30,133,000	754,530
	Abbott Laboratories	13,200,000	731,808
	Merck & Co., Inc.	22,871,200	652,973
	Wyeth	13,638,800	586,059
	Pfizer Inc.	29,213,570	425,934

12

Health Care Fund

		Market
		Value•
	Shares	($000)
Bristol-Myers Squibb Co.	15,290,000	327,359
Perrigo Co.	4,450,000	130,608
Allergan, Inc.	3,100,000	118,172
* Sepracor Inc.	4,857,900	73,840
* Watson
Pharmaceuticals, Inc.	2,100,000	57,288
Johnson & Johnson	700,000	40,383
		5,710,756
Total United States		12,324,070
International (26.5%)
Belgium (0.4%)
UCB SA	2,244,146	69,719

Denmark (0.2%)
Novo Nordisk A/S
B Shares	800,000	42,619

France (3.6%)
Sanofi-Aventis	10,507,991	591,001
Ipsen Promesses	1,400,000	54,702
		645,703
Germany (0.7%)
Bayer AG	1,994,656	105,883
Fresenius Medical Care AG	611,950	27,382
		133,265
Ireland (0.3%)
* Elan Corp. PLC ADR	7,721,600	55,827

Japan (11.6%)
Astellas Pharma Inc.	14,265,700	540,133
Takeda
Pharmaceutical Co. Ltd.	10,149,900	475,607
Eisai Co., Ltd.	9,693,700	354,085
Daiichi Sankyo Co., Ltd.	12,251,500	275,093
Shionogi & Co., Ltd.	9,776,000	209,469
Tanabe Seiyaku Co., Ltd.	6,850,000	101,343
Chugai
Pharmaceutical Co., Ltd.	4,101,800	79,121
Ono
Pharmaceutical Co., Ltd.	960,000	50,623
Terumo Corp.	200,000	6,791
		2,092,265
Switzerland (6.0%)
Roche Holdings AG	4,518,977	634,395
Novartis AG (Registered)	9,519,880	391,177
Roche Holdings AG (Bearer)	429,320	63,561
		1,089,133
United Kingdom (3.7%)
AstraZeneca Group PLC	15,281,500	588,861
GlaxoSmithKline PLC ADR	1,942,381	68,488
		657,349
Total International		4,785,880
Total Common Stocks
(Cost $15,096,285)		17,109,950

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (5.6%)
Money Market Fund (0.2%)
2,3	Vanguard Market
	Liquidity Fund, 0.780%	36,111,200	36,111

		Face
		Amount
		($000)
Commercial Paper (1.1%)
	General Electric
	Capital Corp.,
	0.200%, 2/27/09	200,000	199,971

Repurchase Agreement (3.5%)
	Banc of America
	Securities, LLC 0.280%,
	2/2/09 (Dated 1/30/09,
	Repurchase Value
	$623,215,000, collateralized
	by Government National
	Mortgage Assn. 6.000%,
	9/20/38)	623,200	623,200

U.S. Agency Obligations (0.8%)
4	Federal Home
	Loan Bank, 0.150%,
	4/6/09	75,000	74,950
4	Federal Home
	Loan Mortgage Corp.,
	0.140%, 4/6/09	75,000	74,951
			149,901
Total Temporary Cash Investments
(Cost $1,009,243)			1,009,183
Total Investments (100.4%)
(Cost $16,105,528)			18,119,133
Other Assets and Liabilities—Net (–0.4%)		(64,615)
Net Assets (100%)			18,054,518

13

Health Care Fund

Market
Value•
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	18,119,133
Receivables for Investment
Securities Sold	124,859
Receivables for Capital Shares Issued	4,514
Other Assets	15,570
Total Assets	18,264,076
Liabilities
Payables for Investment
Securities Purchased	99,772
Security Lending Collateral
Payable to Brokers	36,111
Payables for Capital Shares Redeemed	20,349
Other Liabilities	53,326
Total Liabilities	209,558
Net Assets	18,054,518

At January 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	16,106,954
Overdistributed Net Investment Income	(36,939)
Overdistributed Net Realized Gains	(29,040)
Unrealized Appreciation (Depreciation)
Investment Securities	2,013,605
Foreign Currencies	(62)
Net Assets	18,054,518

Investor Shares—Net Assets
Applicable to 105,715,037 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	10,478,491
Net Asset Value Per Share—
Investor Shares	$99.12

Admiral Shares—Net Assets
Applicable to 181,111,191 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,576,027
Net Asset Value Per Share—
Admiral Shares	$41.83

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. The total value of securities on loan is $34,120,000.

1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.

2 Includes $36,111,000 of collateral received for securities on loan.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Health Care Fund

Statement of Operations

Year Ended
January 31, 2009
($000)
Investment Income
Income
Dividends[1,2]	378,018
Interest	31,778
Security Lending	4,145
Total Income	413,941
Expenses
Investment Advisory Fees—Note B	23,765
The Vanguard Group—Note C
Management and Administrative—Investor Shares	18,610
Management and Administrative—Admiral Shares	7,556
Marketing and Distribution—Investor Shares	2,353
Marketing and Distribution—Admiral Shares	1,648
Custodian Fees	1,376
Auditing Fees	24
Shareholders’ Reports—Investor Shares	238
Shareholders’ Reports—Admiral Shares	22
Trustees’ Fees and Expenses	29
Total Expenses	55,621
Expenses Paid Indirectly	(249)
Net Expenses	55,372
Net Investment Income	358,569
Realized Net Gain (Loss)
Investment Securities Sold[2]	1,394,811
Foreign Currencies and Forward Currency Contracts	66,023
Realized Net Gain (Loss)	1,460,834
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(5,974,721)
Foreign Currencies and Forward Currency Contracts	(1,032)
Change in Unrealized Appreciation (Depreciation)	(5,975,753)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,156,350)

1 Dividends are net of foreign withholding taxes of $18,259,000.

2 Dividend income and realized net gain (loss) from affiliated companies of the fund were $2,555,000 and $18,483,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Health Care Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	358,569	493,984
Realized Net Gain (Loss)	1,460,834	1,822,275
Change in Unrealized Appreciation (Depreciation)	(5,975,753)	(2,755,175)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,156,350)	(438,916)
Distributions
Net Investment Income
Investor Shares	(187,362)	(277,864)
Admiral Shares	(143,549)	(212,406)
Realized Capital Gain[1]
Investor Shares	(936,594)	(1,084,200)
Admiral Shares	(684,776)	(782,841)
Total Distributions	(1,952,281)	(2,357,311)
Capital Share Transactions
Investor Shares	(324,652)	(757,827)
Admiral Shares	(339,252)	900,247
Net Increase (Decrease) from Capital Share Transactions	(663,904)	142,420
Total Increase (Decrease)	(6,772,535)	(2,653,807)
Net Assets
Beginning of Period	24,827,053	27,480,860
End of Period[2]	18,054,518	24,827,053

1 Includes fiscal 2009 and 2008 short-term gain distributions totaling $47,615,000 and $40,898,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($36,939,000) and ($35,789,000).

See accompanying Notes, which are an integral part of the Financial Statements.

16

Health Care Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$133.80	$149.69	$143.39	$123.84	$124.29
Investment Operations
Net Investment Income	1.998	2.766[1]	1.953	1.753	1.272
Net Realized and Unrealized Gain (Loss)
on Investments	(25.229)	(5.317)	13.107	24.424	3.385
Total from Investment Operations	(23.231)	(2.551)	15.060	26.177	4.657
Distributions
Dividends from Net Investment Income	(1.925)	(2.747)	(2.100)	(1.542)	(1.112)
Distributions from Realized Capital Gains	(9.524)	(10.592)	(6.660)	(5.085)	(3.995)
Total Distributions	(11.449)	(13.339)	(8.760)	(6.627)	(5.107)
Net Asset Value, End of Period	$99.12	$133.80	$149.69	$143.39	$123.84

Total Return[2]	–17.44%	–1.97%	10.85%	21.49%	3.76%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,478	$14,314	$16,662	$17,198	$19,087
Ratio of Total Expenses to
Average Net Assets	0.29%	0.26%	0.25%	0.25%	0.22%
Ratio of Net Investment Income to
Average Net Assets	1.64%	1.78%[1]	1.33%	1.29%	1.02%
Portfolio Turnover Rate	12%	9%	8%	14%	13%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.585 and 0.40%, respectively, resulting from a special dividend from Health Management Associates Class A in March 2007.

2 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee assessed until March 23, 2005, on shares purchased on or after April 19, 1999, and held for less than five years. Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Health Care Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$56.47	$63.19	$60.52	$52.25	$52.44
Investment Operations
Net Investment Income	.879	1.220[1]	.877	.779	.576
Net Realized and Unrealized Gain (Loss)
on Investments	(10.648)	(2.257)	5.542	10.328	1.431
Total from Investment Operations	(9.769)	(1.037)	6.419	11.107	2.007
Distributions
Dividends from Net Investment Income	(.852)	(1.212)	(.938)	(.690)	(.511)
Distributions from Realized Capital Gains	(4.019)	(4.471)	(2.811)	(2.147)	(1.686)
Total Distributions	(4.871)	(5.683)	(3.749)	(2.837)	(2.197)
Net Asset Value, End of Period	$41.83	$56.47	$63.19	$60.52	$52.25

Total Return[2]	–17.38%	–1.90%	10.96%	21.62%	3.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,576	$10,513	$10,819	$9,123	$2,819
Ratio of Total Expenses to
Average Net Assets	0.22%	0.18%	0.17%	0.14%	0.15%
Ratio of Net Investment Income to
Average Net Assets	1.71%	1.86%[1]	1.41%	1.40%	1.10%
Portfolio Turnover Rate	12%	9%	8%	14%	13%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.247 and 0.40%, respectively, resulting from a special dividend from Health Management Associates Class A in March 2007.

2 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on shares held for less than five years.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Health Care Fund

Notes to Financial Statements

Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

19

Health Care Fund

Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

4. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2009, the investment advisory fee represented an effective annual rate of 0.11% of the fund’s average net assets.

20

Health Care Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2009, the fund had contributed capital of $4,789,000 to Vanguard (included in Other Assets), representing 0.03% of the fund’s net assets and 1.92% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2009, these arrangements reduced the fund’s management and administrative expenses by $222,000 and custodian fees by $27,000. The total expense reduction represented an effective annual rate of 0.00% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2009, the fund realized net foreign currency gains of $617,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from overdistributed net realized gains to overdistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $29,425,000 from overdistributed net investment income, and $114,835,000 from overdistributed net realized gains, to paid-in capital.

For tax purposes, at January 31, 2009, the fund had $9,048,000 of ordinary income and no long-term capital gains available for distribution.

At January 31, 2009, the cost of investment securities for tax purposes was $16,134,568,000. Net unrealized appreciation of investment securities for tax purposes was $1,984,565,000, consisting of unrealized gains of $4,340,959,000 on securities that had risen in value since their purchase and $2,356,394,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2009, the fund purchased $2,473,757,000 of investment securities and sold $3,806,308,000 of investment securities, other than temporary cash investments.

21

Health Care Fund

G. Capital shares transactions for each class of shares were:

			Year Ended January 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	683,036	5,807	677,166	4,534
Issued in Lieu of Cash Distributions	1,073,783	10,605	1,302,730	9,323
Redeemed[1]	(2,081,471)	(17,676)	(2,737,723)	(18,187)
Net Increase (Decrease)—Investor Shares	(324,652)	(1,264)	(757,827)	(4,330)
Admiral Shares
Issued	478,417	9,423	1,267,202	19,746
Issued in Lieu of Cash Distributions	738,966	17,282	895,071	15,187
Redeemed[1]	(1,556,635)	(31,749)	(1,262,026)	(19,999)
Net Increase (Decrease)—Admiral Shares	(339,252)	(5,044)	900,247	14,934

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Jan. 31, 2008		Proceeds from		Jan. 31, 2009
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Cerner Corp.	209,600	9,543	12,151	—	NA2
Coventry Health Care Inc.	NA3	146,839	—	—	142,015
Forest Laboratories, Inc.	1,163,921	36,210	5,343	—	754,530
Health Management
Associates Class A	84,930	—	—	—	25,053
OSI Pharmaceuticals, Inc.	138,782	—	—	—	123,888
Owens & Minor, Inc.	86,772	—	4,533	1,620	NA2
PAREXEL International Corp.	NA3	3,705	2,604	—	31,059
Perrigo Co.	151,116	—	17,817	935	NA2
	1,835,121			2,555	1,076,545

1 Net of redemption fees for fiscal 2009 and 2008 of $1,038,000 and $607,000, respectively (fund totals).

2 At January 31, 2009, the security was still held, but the issuer is no longer an affiliated company of the fund.

3 At January 31, 2008, the issuer was not an affiliated company of the fund.

22

Health Care Fund

I. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of January 31, 2009, based on the inputs used to value them:

Investments
in Securities
Valuation Inputs	($000)
Level 1—Quoted prices	12,484,497
Level 2—Other significant observable inputs	5,634,636
Level 3—Significant unobservable inputs	—
Total	18,119,133

23

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Health Care Fund:

In our opinion, the accompanying statements of net assets and of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Health Care Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2009 by correspondence with the custodians and brokers, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 20, 2009

Special 2008 tax information (unaudited) for Vanguard Health Care Fund

This information for the fiscal year ended January 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,684,696,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $323,300,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 49.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Health Care Fund Investor Shares[1]
Periods Ended January 31, 2009
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	–17.44%	2.49%	7.62%
Returns After Taxes on Distributions	–18.77	1.37	6.15
Returns After Taxes on Distributions and Sale of Fund Shares	–9.65	2.14	6.26

1 Total returns do not reflect the 1% fee assessed on redemptions of shares held less than one year, nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended January 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Health Care Fund	7/31/2008	1/31/2009	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$836.68	$1.48
Admiral Shares	1,000.00	836.91	1.16
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.59	$1.63
Admiral Shares	1,000.00	1,023.95	1.28

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.32% for Investor Shares and 0.25% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

28

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

29

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Chairman of the Board and Interested Trustee	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Chairman,
Born 1954. Trustee Since May 1987. Chairman of	President, and Chief Executive Officer of Rohm and
the Board. Principal Occupation(s) During the Past Five	Haas Co. (chemicals); Board Member of the American
Years: Chairman of the Board and Director/Trustee of	Chemistry Council; Director of Tyco International, Ltd.
The Vanguard Group, Inc., and of each of the investment	(diversified manufacturing and services), since 2005.
companies served by The Vanguard Group; Chief
Executive Officer and President of The Vanguard Group
and of each of the investment companies served by The	Amy Gutmann
Vanguard Group (1996–2008).	Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President of
the University of Pennsylvania since 2004; Professor in
Independent Trustees	the School of Arts and Sciences, Annenberg School for
Communication, and Graduate School of Education of
the University of Pennsylvania since 2004; Provost
Charles D. Ellis	(2001–2004) and Laurance S. Rockefeller Professor of
Born 1937. Trustee Since January 2001. Principal	Politics and the University Center for Human Values
Occupation(s) During the Past Five Years: Applecore	(1990–2004), Princeton University; Director of Carnegie
Partners (pro bono ventures in education); Senior	Corporation of New York since 2005 and of Schuylkill
Advisor to Greenwich Associates (international business	River Development Corporation and Greater Philadelphia
strategy consulting); Successor Trustee of Yale University;	Chamber of Commerce since 2004; Trustee of the
Overseer of the Stern School of Business at New York	National Constitution Center since 2007.
University; Trustee of the Whitehead Institute for
Biomedical Research.
JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Emerson U. Fullwood	Occupation(s) During the Past Five Years: Retired
Born 1948. Trustee Since January 2008. Principal	Corporate Vice President, Chief Global Diversity Officer,
Occupation(s) During the Past Five Years: Retired	and Member of the Executive Committee of Johnson &
Executive Chief Staff and Marketing Officer for	Johnson (pharmaceuticals/consumer products); Vice
North America and Corporate Vice President of	President and Chief Information Officer (1997–2005)
Xerox Corporation (photocopiers and printers);	of Johnson & Johnson; Director of the University
Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), of the United Way of Rochester,	and Education Institute.
and of the Boy Scouts of America.

André F. Perold	F. William McNabb III[1]
Born 1952. Trustee Since December 2004. Principal	Born 1957. Chief Executive Officer Since August 2008.
Occupation(s) During the Past Five Years: George Gund	President Since March 2008. Principal Occupation(s)
Professor of Finance and Banking, Senior Associate	During the Past Five Years: Chief Executive Officer,
Dean, and Director of Faculty Recruiting, Harvard	Director, and President of The Vanguard Group, Inc.,
Business School; Director and Chairman of UNX, Inc.	since 2008; Chief Executive Officer and President of
(equities trading firm); Chair of the Investment	each of the investment companies served by The
Committee of HighVista Strategies LLC (private	Vanguard Group since 2008; Director of Vanguard
investment firm) since 2005.	Marketing Corporation; Managing Director of The
Vanguard Group (1995–2008).

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Heidi Stam[1]
Occupation(s) During the Past Five Years: Chairman,	Born 1956. Secretary Since July 2005. Principal
President, Chief Executive Officer, and Director of	Occupation(s) During the Past Five Years: Managing
NACCO Industries, Inc. (forklift trucks/housewares/	Director of The Vanguard Group, Inc., since 2006;
lignite); Director of Goodrich Corporation (industrial	General Counsel of The Vanguard Group since 2005;
products/aircraft systems and services).	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
J. Lawrence Wilson	Vanguard Marketing Corporation since 2005; Principal
Born 1936. Trustee Since April 1985. Principal	of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: Retired
Chairman and Chief Executive Officer of Rohm and
Haas Co. (chemicals); Director of Cummins Inc. (diesel	Vanguard Senior Management Team
engines) and AmerisourceBergen Corp. (pharmaceutical
distribution); Trustee of Vanderbilt University and of
Culver Educational Foundation.	R. Gregory Barton	Michael S. Miller
	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
Executive Officers	Paul A. Heller	George U. Sauter

Thomas J. Higgins[1]	Founder
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief	John C. Bogle
Financial Officer of each of the investment companies	Chairman and Chief Executive Officer, 1974–1996
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

Kathryn J. Hyatt[1]
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
The Vanguard Group, Inc.; Treasurer of each of the
investment companies served by The Vanguard
Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
(1988–2008).

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
This material may be used in conjunction	fund voted the proxies for securities it owned during
with the offering of shares of any Vanguard	the 12 months ended June 30. To get the report, visit
fund only if preceded or accompanied by	either www.vanguard.com or www.sec.gov.
the fund’s current prospectus.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
The funds or securities referred to herein are not	To find out more about this public service, call the SEC
sponsored, endorsed, or promoted by MSCI, and MSCI	at 202-551-8090. Information about your fund is also
bears no liability with respect to any such funds or	available on the SEC’s website, and you can receive
securities. For any such funds or securities, the	copies of this information, for a fee, by sending a
prospectus or the Statement of Additional Information	request in either of two ways: via e-mail addressed to
contains a more detailed description of the limited	publicinfo@sec.gov or via regular mail addressed to the
relationship MSCI has with The Vanguard Group and	Public Reference Section, Securities and Exchange
any related funds.	Commission, Washington, DC 20549-0102.

Russell is a trademark of The Frank Russell Company.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q520 032009

Vanguard REIT Index Fund
Annual Report

January 31, 2009

>	Vanguard REIT Index Fund’s Investor Shares returned –47.82% for the year ended January 31, 2009.
>	In one of the worst 12-month periods on record for U.S. stocks, the broad market returned –38.69%.
>	Overall, REITs weathered an unusually difficult year, as fallout from the subprime-mortgage crisis continued to rock the real estate market.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Fund Profile	7
Performance Summary	8
Financial Statements	11
Your Fund’s After-Tax Returns	26
About Your Fund’s Expenses	27
Glossary	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard REIT Index Fund
Investor Shares	VGSIX	–47.82%
Admiral™ Shares[1]	VGSLX	–47.77
Signal® Shares[2]	VGRSX	–47.77
Institutional Shares[3]	VGSNX	–47.82
ETF Shares[4]	VNQ
Market Price		–47.39
Net Asset Value		–47.77
Target REIT Composite[5]		–47.92
MSCI® US REIT Index		–48.80
Average Real Estate Fund[6]		–49.47

Your Fund’s Performance at a Glance
January 31, 2008–January 31, 2009

	Starting	Ending	Distributions Per Share
	Share	Share	Income	Capital	Return of
	Price	Price	Dividends	Gains	Capital
Vanguard REIT Index Fund
Investor Shares	$20.38	$10.02	$0.571	$0.125	$0.282
Admiral Shares	86.94	42.74	2.491	0.535	1.228
Signal Shares	23.21	11.41	0.664	0.143	0.328
Institutional Shares	13.46	6.61	0.386	0.083	0.191
ETF Shares	61.31	30.14	1.757	0.377	0.866

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Signal Shares also carry lower costs and are available to institutional shareholders who meet certain administrative, service, and account-size criteria.

3 This class of shares also carries low expenses and is available for a minimum investment of $5 million.

4 Vanguard ETFTM shares are traded on the NYSE Arca exchange and are available only through brokers. The table shows ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

5 The Target REIT Composite consists of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).

6 Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

Amid one of the worst periods on record for U.S. markets, stocks were down across the board. Unfortunately, real estate investments did not escape the market’s wrath. Investor Shares of the REIT Index Fund returned –47.82% for the fiscal year ended January 31, 2009. The fund closely tracked its target composite index, which returned –47.92% for the 12 months. The average return for competing real estate funds was –49.47%.

As of January 31, the various share classes of the REIT Index Fund yielded 8.5% to 8.6%. Please note that this yield figure is not comparable to the dividends paid by other stock funds, because REITs must distribute at least 90% of their taxable income, minus expenses, to shareholders. These distributions typically include some payments that represent capital gains and return of capital by the underlying REITs; each REIT determines these amounts at the end of its fiscal year.

If you own the fund in a taxable account, you may wish to review information about its after-tax returns provided later in this report.

Stocks fell worldwide as the credit crisis deepened

The 12 months ended January 31, 2009, represented one of the worst-ever one-year spans for stocks. The broad U.S. stock market collapsed, returning –39%; international stocks returned –45%. The

2

trouble stemmed from the financial sector, where some of the world’s largest institutions imploded, largely because of their exposure to low-quality mortgages in the United States. The effects of the credit crisis were wide and deep, with virtually no country or industry sector spared.

The stock market struggled through the first part of the fiscal year, then declined sharply in September, October, and November. December offered a brief reprieve before the market fell again in January.

In a flight to safety, investors chose low-yield Treasuries

As economic uncertainty and market volatility grew more pronounced in the second half of the year, investors sought the relative safety of short-term government issues. This drove prices for Treasuries higher, and their yields lower. In some cases, investors were willing to accept very low—or even slightly negative—yields for the short-term safekeeping of their assets.

At the same time, the Federal Reserve Board steered short-term interest rates lower in its ongoing campaign to encourage lending. During your fund’s fiscal year, the target for the federal funds rate dropped from 3.00% to a range of 0%–0.25%.

For the full 12-month period, the broad taxable bond market returned 2.59%, and tax-exempt bonds returned –0.16%—

Market Barometer
		Average Annual Total Returns
		Periods Ended January 31, 2009
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–39.04%	–12.03%	–4.05%
Russell 2000 Index (Small-caps)	–36.84	–14.31	–4.06
Dow Jones Wilshire 5000 Index (Entire market)	–38.69	–12.03	–3.75
MSCI All Country World Index ex USA (International)	–44.72	–11.41	0.79

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	2.59%	5.19%	4.30%
Barclays Capital Municipal Bond Index	–0.16	3.00	3.33
Citigroup 3-Month Treasury Bill Index	1.52	3.65	3.08

CPI
Consumer Price Index	0.03%	2.11%	2.66%

3

somewhat pedestrian (if disappointing) returns that masked a year of uncommon volatility for bonds.

REITs got slammed as the mortgage crisis continued

The year that ended January 31 was a period of extreme distress for the U.S. stock market, and real estate investments were no exception. In the early 2000s, REITs began a hot streak that continued for several years. However, when the subprime-mortgage crisis started to unfold in the latter half of 2007, REITs began to decline. This trend continued throughout 2008, as real estate investment trusts experienced one of their worst years on record.

The Investor Shares of the REIT Index Fund returned –47.82% for the period, very close to the results for its benchmark, the Target REIT Composite Index (which, like the portfolio, includes a small cash position).

All areas of the REIT market suffered during the period—in fact, only a small handful of real estate stocks ended the fiscal year on a positive note. The hardest-hit REITs included firms that manage hotels, office complexes, retail spaces, and warehouses. Within the REIT market, these areas are usually the most susceptible to weakness in the broader economy.

Among residential REITs, firms that manage apartment complexes held up fairly well at first, but they started to slip

Total Returns
Ten Years Ended January 31, 2009
Average
Annual Return
REIT Index Fund Investor Shares	5.37%
Target REIT Composite	5.39
MSCI US REIT Index	5.39
Average Real Estate Fund[1]	5.02

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Derived from data provided by Lipper Inc.

4

during the last few months of the period, as the economic downturn put pressure on the rental market.

The portfolio’s long-term record is strong despite difficult year

This year’s returns for the REIT Index Fund may be extremely discouraging for investors; however, taking a look at the fund’s long-term results can help to ease the pain a bit. Over the last decade, the fund’s Investor Shares have returned an average of 5.37% per year. The portfolio’s returns have been in line with those of both the Target REIT Composite Index and the MSCI US REIT Index. In comparison, the average annual return for the broad stock market (as measured by the Dow Jones Wilshire 5000 Index) over the past ten years was –1.83%.

The fund’s relatively strong ten-year return reflects the generally buoyant period for real estate that preceded the current troubles. The fund’s success in capturing most of its benchmark’s return is a tribute to the indexing skills of the fund’s advisor, Vanguard Quantitative Equity Group. The advisor’s job is aided by the fund’s low operating costs, which make it easier to stay on course with the fund’s comparative standards—even in extreme investment environments.

The fund can be a good supplement to a balanced portfolio

The final months of the fiscal year ended January 31, were some of the worst months in the history of the U.S. stock market. Given its narrow focus, the REIT Index Fund typically can be expected

Expense Ratios[1]
Your Fund Compared With Its Peer Group
						Average
	Investor	Admiral	Signal	Institutional	ETF	Real Estate
	Shares	Shares	Shares	Shares	Shares	Fund
REIT Index Fund	0.20%	0.10%	0.10%[2]	0.09%	0.10%	1.42%

1 The fund expense ratios shown are from the prospectuses dated May 29, 2008. For the fiscal year ended January 31, 2009, the fund’s expense ratios were 0.21% for Investor Shares, 0.11% for Admiral Shares, 0.11% for Signal Shares, 0.09% for Institutional Shares, and 0.11% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

2 Annualized since the share-class inception on June 4, 2007. to produce returns that are more volatile than those of the broad market, but this was a period of extremes even for REITs.

5

In chaotic times like these, the temptation to react impulsively to market developments has no doubt been strong. However, we counsel shareholders to avoid making portfolio changes based solely on current market conditions. We encourage you to carefully build a portfolio that contains a mix of stock, bond, and money market funds appropriate for your long-term goals. A well-balanced portfolio can provide you with some protection from the market’s extreme ups and downs, while also giving you the opportunity for long-term growth.

Its extremely low costs, proven history of closely tracking its index, and broad diversification among real estate investments can make the REIT Index Fund a valuable addition to such a balanced portfolio, provided that you can tolerate the dramatic ups and downs that may accompany an investment in the fund.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

February 13, 2009

Vanguard REIT ETF
Premium/Discount: September 23, 2004[1]–January 31, 2009

	Market Price Above or		Market Price Below
	Equal to Net Asset Value			Net Asset Value
	Number	Percentage	Number	Percentage
Basis Point Differential[2]	of Days	of Total Days	of Days	of Total Days
0–24.9	475	43.27%	551	50.19%
25–49.9	24	2.19	23	2.09
50–74.9	11	1.00	2	0.18
75–100.0	3	0.27	2	0.18
>100.0	4	0.36	3	0.27
Total	517	47.09%	581	52.91%

1 Inception.

2 One basis point equals 1/100 of a percentage point.

6

REIT Index Fund

Fund Profile

As of January 31, 2009

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	99	99	4,554
Median Market Cap	$2.6B	$2.6B	$24.3B
Price/Earnings Ratio	18.7x	18.7x	11.7x
Price/Book Ratio	1.1x	1.1x	1.6x
Yield[3]	—	8.5%	2.9%
Investor Shares	8.5%
Admiral Shares	8.6%
Signal Shares	8.6%
Institutional Shares	8.6%
ETF Shares	8.6%
Return on Equity	8.3%	8.3%	21.1%
Earnings Growth Rate	2.0%	2.0%	18.3%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	10%	—	—
Expense Ratio
(1/31/2008)[4]		—	—
Investor Shares	0.20%
Admiral Shares	0.10%
Signal Shares	0.10%[5]
Institutional Shares	0.09%
ETF Shares	0.10%
Short-Term Reserves	1.8%	—	—

Fund Allocation by REIT Type
(% of equity exposure)

Specialized	28.8%
Retail	23.6
Residential	17.2
Office	16.0
Diversified	9.6
Industrial	4.8

Volatility Measures[6]
	Fund Versus	Fund Versus
	Target Index[7]	Broad Index[2]
R-Squared	1.00	0.63
Beta	1.00	1.52

Ten Largest Holdings[8] (% of total net assets)

Simon Property Group, Inc. REIT	7.3%
Public Storage, Inc. REIT	6.0
Vornado Realty Trust REIT	5.3
Equity Residential REIT	4.9
HCP, Inc. REIT	4.4
Boston Properties, Inc. REIT	3.9
Avalonbay Communities, Inc. REIT	3.1
Health Care Inc. REIT	3.1
Ventas, Inc. REIT	3.0
Kimco Realty Corp. REIT	2.5
Top Ten	43.5%

Investment Focus

1 MSCI US REIT Index.

2 Dow Jones Wilshire 5000 Index.

3 This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.

4 The expense ratios shown are from the prospectuses dated May 29, 2008. For the fiscal year ended January 31, 2009, the expense ratios were 0.21% for Investor Shares, 0.11% for Admiral Shares, 0.11% for Signal Shares, 0.09% for Institutional Shares, and 0.11% for ETF Shares.

5 Annualized since the share class inception on June 4, 2007.

6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

7 The Target REIT Composite consists of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).

8 The holdings listed exclude any temporary cash investments and equity index products.

7

REIT Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1999–January 31, 2009

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended January 31, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
REIT Index Fund Investor Shares[1]	–47.82%	–3.82%	5.37%	$16,871
Dow Jones Wilshire 5000 Index	–38.69	–3.75	–1.83	8,317
Target REIT Composite[2]	–47.92	–3.80	5.39	16,908
MSCI US REIT Index	–48.80	–4.02	5.39	16,909
Average Real Estate Fund[3]	–49.47	–3.97	5.02	16,326

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[4]	Investment
REIT Index Fund Admiral Shares[1]	–47.77%	–3.75%	3.56%	$128,704
Dow Jones Wilshire 5000 Index	–38.69	–3.75	–1.19	91,738
Target REIT Composite[2]	–47.92	–3.80	3.52	128,349

1 Total returns do not reflect the 1% fee assessed on redemptions of shares held less than one year, nor for the Investor Shares do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 The Target REIT Composite consists of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).

3 Derived from data provided by Lipper Inc.

4 Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception: November 12, 2001.

8

REIT Index Fund

			Final Value of
		Since	a $1,000,000
	One Year	Inception[1]	Investment
REIT Index Fund Signal Shares[2]	–47.77%	–40.74%	$419,509
Dow Jones Wilshire 5000 Index	–38.69	–29.98	553,424
Target REIT Composite[3]	–47.92	–40.85	418,165

				Final Value of
			Since	a $5,000,000
	One Year	Five Years	Inception[1]	Investment
REIT Index Fund Institutional Shares[2]	–47.82%	–3.74%	–2.45%	$4,399,917
Dow Jones Wilshire 5000 Index	–38.69	–3.75	–2.56	4,373,814
Target REIT Composite[3]	–47.92	–3.80	–2.52	4,382,462

			Final Value
		Since	of a $10,000
	One Year	Inception[1]	Investment
REIT Index Fund ETF Shares Net Asset Value	–47.77%	–5.80%	$7,710
Dow Jones Wilshire 5000 Index	–38.69	–4.10	8,333
Target REIT Composite[3]	–47.92	–5.87	7,685

Cumulative Returns ETF Shares: September 23, 2004–January 31, 2009

		Cumulative
		Since
	One Year	Inception[1]
REIT Index Fund ETF Shares Market Price	–47.39%	–22.48%
REIT Index Fund ETF Shares Net Asset Value	–47.77	–22.90
Target REIT Composite[3]	–47.92	–23.15

1 Performance for the fund and its comparative standards is calculated since the following inception dates: June 4, 2007 for Signal Shares; December 2, 2003, for Institutional Shares; September 23, 2004, for ETF Shares.

2 Total returns do not reflect the 1% fee assessed on redemptions of shares held less than one year.

3 The Target REIT Composite consists of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).

9

REIT Index Fund

Fiscal-Year Total Returns (%): January 31, 1999–January 31, 2009

Average Annual Total Returns: Periods Ended December 31, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[2]	5/13/1996	–37.05%	0.77%	7.14%
Admiral Shares[2]	11/12/2001	–36.98	0.85	6.42[3]
Signal Shares[2]	6/4/2007	–37.00	–34.96[3]	—
Institutional Shares[2]	12/2/2003	–36.95	0.89	1.27[3]
ETF Shares	9/23/2004
Market Price		–37.06	–1.64[3]	—
Net Asset Value		–36.98	–1.59[3]	—

1 The Target REIT Composite consists of the MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).

2 Total returns do not reflect the 1% fee assessed on redemptions of shares held less than one year, nor for the Investor Shares do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Return since inception.

Note: See Financial Highlights for dividend and capital gains information.

10

REIT Index Fund

Financial Statements

Statement of Net Assets

As of January 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Real Estate Investment Trusts (98.3%)
Diversified REITs (9.4%)
Vornado Realty Trust REIT	5,686,963	288,955
Liberty Property Trust REIT	4,026,909	80,538
Washington REIT	2,031,107	48,361
PS Business
Parks, Inc. REIT	629,999	27,027
Investors Real Estate
Trust REIT	2,389,614	23,777
^ Cousins
Properties, Inc. REIT	1,688,767	16,229
Colonial Properties
Trust REIT	1,870,490	13,748
Winthrop Realty
Trust REIT	549,260	5,559
CapLease, Inc. REIT	1,752,470	2,804
Gramercy
Capital Corp. REIT	1,787,683	2,127
		509,125
Industrial REITs (4.7%)
ProLogis REIT	10,777,407	107,882
AMB Property Corp. REIT	4,024,542	64,876
EastGroup
Properties, Inc. REIT	1,029,959	31,290
DCT Industrial
Trust Inc. REIT	7,098,651	25,910
^ First Industrial Realty
Trust REIT	1,820,544	9,904
First Potomac REIT	1,108,404	9,178
DuPont Fabros
Technology Inc. REIT	1,457,432	5,436
		254,476
Office REITs (15.7%)
Boston
Properties, Inc. REIT	4,919,603	213,019
Digital Realty
Trust, Inc. REIT	2,805,583	89,498
Alexandria Real Estate
Equities, Inc. REIT	1,318,608	78,246

			Market
			Value•
		Shares	($000)
	Highwood
	Properties, Inc. REIT	2,608,275	58,843
	Duke Realty Corp. REIT	6,033,556	55,569
	Corporate Office
	Properties Trust, Inc. REIT	2,092,224	55,193
	Mack-Cali Realty Corp. REIT	2,699,957	54,863
	SL Green Realty Corp. REIT	2,387,604	37,509
	Douglas Emmett, Inc. REIT	3,989,629	37,104
	BioMed Realty
	Trust, Inc. REIT	3,256,330	35,950
	Kilroy Realty Corp. REIT	1,340,628	30,647
	HRPT Properties
	Trust REIT	9,354,058	29,746
	Franklin Street
	Properties Corp. REIT	2,459,885	28,092
	Brandywine Realty
	Trust REIT	3,643,526	21,752
	Lexington Realty
	Trust REIT	2,656,169	11,767
	Parkway
	Properties Inc. REIT	628,163	9,372
*,^	Maguire
	Properties, Inc. REIT	1,575,465	3,277
			850,447
Residential REITs (16.9%)
	Equity Residential REIT	11,124,626	266,212
	Avalonbay
	Communities, Inc. REIT	3,263,403	169,077
	UDR, Inc. REIT	6,042,784	70,882
	Essex Property
	Trust, Inc. REIT	1,049,739	69,335
	Camden Property
	Trust REIT	2,183,435	57,555
	BRE Properties Inc.
	Class A REIT	2,095,935	53,216
	Home
	Properties, Inc. REIT	1,310,621	47,038
	American Campus
	Communities, Inc. REIT	1,736,986	37,119

11

REIT Index Fund

			Market
			Value•
		Shares	($000)
	Apartment Investment &
	Management Co.
	Class A REIT	4,156,076	36,948
	Equity Lifestyle
	Properties, Inc. REIT	961,489	36,277
	Mid-America Apartment
	Communities, Inc. REIT	1,129,038	33,352
	Post Properties, Inc. REIT	1,811,766	23,716
	Sun Communities, Inc. REIT	680,477	8,166
	Education Realty
	Trust, Inc. REIT	1,171,472	5,447
			914,340
Retail REITs (23.2%)
	Simon Property
	Group, Inc. REIT	9,239,997	397,135
	Kimco Realty Corp. REIT	9,388,165	135,002
	Federal Realty Investment
	Trust REIT	2,419,009	122,474
	Regency
	Centers Corp. REIT	2,873,040	101,418
^	Realty Income Corp. REIT	4,161,090	80,184
^	Weingarten Realty
	Investors REIT	3,103,491	50,246
^	The Macerich Co. REIT	3,064,807	45,175
	National Retail
	Properties REIT	3,037,477	43,831
	Taubman Co. REIT	2,171,751	43,109
	Tanger Factory
	Outlet Centers, Inc. REIT	1,298,309	39,339
	Inland Real
	Estate Corp. REIT	2,443,807	24,120
^	Equity One, Inc. REIT	1,671,845	23,824
	Developers Diversified
	Realty Corp. REIT	4,941,733	23,720
	Saul Centers, Inc. REIT	586,956	19,193
	Alexander’s, Inc. REIT	83,358	16,041
	Getty Realty
	Holding Corp. REIT	763,831	15,842
	Acadia Realty Trust REIT	1,312,492	15,317
	Urstadt Biddle Properties
	Class A REIT	782,572	11,574
	Cedar Shopping
	Centers, Inc. REIT	1,827,794	11,204
^	CBL & Associates
	Properties, Inc. REIT	2,591,166	10,546
^	Pennsylvania REIT	1,633,823	7,238
^	General Growth
	Properties Inc. REIT	9,895,235	6,432
	Kite Realty Group
	Trust REIT	1,323,332	6,127
	Ramco-Gershenson Properties Trust REIT	760,062	3,740
	Glimcher Realty Trust REIT	1,554,855	2,876
	Urstadt Biddle Properties REIT	34,818	463
			1,256,170

			Market
			Value•
		Shares	($000)
Specialized REITs (28.4%)
	Public Storage, Inc. REIT	5,211,621	322,443
	HCP, Inc. REIT	10,252,940	239,304
	Health Care Inc. REIT	4,456,559	168,502
	Ventas, Inc. REIT	5,866,721	163,506
	Host Hotels &
	Resorts Inc. REIT	20,263,545	109,018
	Nationwide Health
	Properties, Inc. REIT	3,973,942	101,455
	Senior Housing Properties
	Trust REIT	4,700,976	76,062
	Hospitality Properties
	Trust REIT	3,857,695	51,770
	Omega Healthcare
	Investors, Inc. REIT	3,362,903	49,199
	Healthcare Realty
	Trust Inc. REIT	2,371,784	39,158
	Entertainment Properties
	Trust REIT	1,349,263	30,561
	National Health
	Investors REIT	1,026,310	26,735
	Extra Space
	Storage Inc. REIT	3,198,671	25,941
	Sovran Self
	Storage, Inc. REIT	901,264	23,433
	LTC Properties, Inc. REIT	807,253	16,702
	DiamondRock
	Hospitality Co. REIT	3,790,150	15,540
	Medical Properties
	Trust Inc. REIT	3,221,249	14,657
	Universal Health Realty
	Income REIT	463,123	14,172
	LaSalle Hotel
	Properties REIT	1,663,281	13,855
	Sunstone Hotel
	Investors, Inc. REIT	2,116,956	9,124
	U-Store-It Trust REIT	2,019,302	7,572
1	Ashford Hospitality
	Trust REIT	4,671,278	6,633
	Hersha Hospitality
	Trust REIT	1,976,735	4,803
	Strategic Hotels and
	Resorts, Inc. REIT	3,054,285	4,184
	FelCor Lodging
	Trust, Inc. REIT	2,598,567	3,768
			1,538,097
Total Real Estate Investment Trusts
(Cost $10,232,338)			5,322,655

12

REIT Index Fund

			Market
			Value•
		Shares	($000)
	Temporary Cash Investment (3.0%)
2,3	Vanguard Market
	Liquidity Fund, 0.780%
	(Cost $164,845)	164,845,489	164,845
	Total Investments (101.3%)
	(Cost $10,397,183)		5,487,500
	Other Assets and Liabilities (–1.3%)
	Other Assets		43,362
	Liabilities[3]		(115,444)
			(72,082)
	Net Assets (100%)		5,415,418

At January 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	10,369,841
Overdistributed Net Investment Income	(3,821)
Accumulated Net Realized Losses	(40,919)
Unrealized Appreciation (Depreciation)	(4,909,683)
Net Assets	5,415,418

Investor Shares—Net Assets
Applicable to 227,010,455 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,273,738
Net Asset Value Per Share—
Investor Shares	$10.02

Admiral Shares—Net Assets
Applicable to 20,438,448 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	873,488
Net Asset Value Per Share—
Admiral Shares	$42.74

Signal Shares—Net Assets
Applicable to 30,701,720 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	350,259
Net Asset Value Per Share—
Signal Shares	$11.41

Institutional Shares—Net Assets
Applicable to 76,136,496 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	503,572
Net Asset Value Per Share—
Institutional Shares	$6.61

ETF Shares—Net Assets
Applicable to 46,926,794 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,414,361
Net Asset Value Per Share—
ETF Shares	$30.14

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. The total value of securities on loan is $62,832,000.

1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Includes $69,171,000 of collateral received for securities on loan.

See accompanying Notes, which are an integral part of the Financial Statements.

13

REIT Index Fund

Statement of Operations

Year Ended
January 31, 2009
($000)
Investment Income
Income
Dividends[1]	306,421
Interest[1]	4,303
Security Lending	1,886
Total Income	312,610
Expenses
The Vanguard Group—Note B
Investment Advisory Services	304
Management and Administrative
Investor Shares	6,317
Admiral Shares	1,138
Signal Shares	396
Institutional Shares	399
ETF Shares	1,521
Marketing and Distribution
Investor Shares	1,104
Admiral Shares	408
Signal Shares	146
Institutional Shares	213
ETF Shares	610
Custodian Fees	169
Auditing Fees	27
Shareholders’ Reports
Investor Shares	164
Admiral Shares	4
Signal Shares	7
Institutional Shares	5
ETF Shares	74
Trustees’ Fees and Expenses	13
Total Expenses	13,019
Net Investment Income	299,591
Realized Net Gain (Loss)
Investment Securities Sold[1]	704,477
Capital Gain Distributions Received	140,329
Realized Net Gain (Loss)	844,806
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(6,024,890)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,880,493)

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,646,000, $4,239,000, and ($289,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

14

REIT Index Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	299,591	277,469
Realized Net Gain (Loss)	844,806	764,385
Change in Unrealized Appreciation (Depreciation)	(6,024,890)	(3,956,300)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,880,493)	(2,914,446)
Distributions
Net Investment Income
Investor Shares	(122,164)	(135,972)
Admiral Shares	(50,605)	(69,231)
Signal Shares	(18,431)	(5,931)
Institutional Shares	(25,391)	(22,421)
ETF Shares	(73,889)	(46,805)
Realized Capital Gain
Investor Shares	(26,879)	(43,507)
Admiral Shares	(10,877)	(21,491)
Signal Shares	(3,962)	(1,833)
Institutional Shares	(5,438)	(6,913)
ETF Shares	(15,867)	(14,497)
Return of Capital
Investor Shares	(60,479)	(41,347)
Admiral Shares	(24,948)	(20,900)
Signal Shares	(9,087)	(1,789)
Institutional Shares	(12,510)	(6,758)
ETF Shares	(36,421)	(14,122)
Total Distributions	(496,948)	(453,517)
Capital Share Transactions
Investor Shares	525,377	(1,091,585)
Admiral Shares	96,330	(903,826)
Signal Shares	160,016	657,624
Institutional Shares	258,367	18,915
ETF Shares	659,295	888,417
Net Increase (Decrease) from Capital Share Transactions	1,699,385	(430,455)
Total Increase (Decrease)	(3,678,056)	(3,798,418)
Net Assets
Beginning of Period	9,093,474	12,891,892
End of Period[1]	5,415,418	9,093,474

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($3,821,000) and ($12,932,000).

See accompanying Notes, which are an integral part of the Financial Statements.

15

REIT Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$20.38	$27.76	$21.29	$17.20	$15.83
Investment Operations
Net Investment Income	.593	.615	.530	.562	.563
Net Realized and Unrealized Gain (Loss)
on Investments[1]	(9.975)	(6.985)	7.000	4.692	1.759
Total from Investment Operations	(9.382)	(6.370)	7.530	5.254	2.322
Distributions
Dividends from Net Investment Income	(.571)	(.622)	(.534)	(.568)	(.565)
Distributions from Realized Capital Gains	(.125)	(.199)	(.413)	(.530)	(.387)
Return of Capital	(.282)	(.189)	(.113)	(.066)	—
Total Distributions	(.978)	(1.010)	(1.060)	(1.164)	(.952)
Net Asset Value, End of Period	$10.02	$20.38	$27.76	$21.29	$17.20

Total Return[2]	–47.82%	–23.28%	36.32%	31.43%	14.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,274	$4,046	$6,827	$4,727	$4,311
Ratio of Total Expenses to
Average Net Assets	0.21%	0.20%	0.21%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	3.36%	2.52%	2.27%	2.91%	3.44%
Portfolio Turnover Rate[3]	10%	13%	11%	17%	13%

1 Includes increases from redemption fees of $0.00, $0.02, $0.00, $0.01, and $0.01.

2 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year, nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

REIT Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$86.94	$118.46	$90.82	$73.40	$67.56
Investment Operations
Net Investment Income	2.581	2.707	2.328	2.460	2.437
Net Realized and Unrealized Gain (Loss)
on Investments[1]	(42.527)	(29.817)	29.903	19.993	7.494
Total from Investment Operations	(39.946)	(27.110)	32.231	22.453	9.931
Distributions
Dividends from Net Investment Income	(2.491)	(2.735)	(2.341)	(2.488)	(2.439)
Distributions from Realized Capital Gains	(.535)	(.849)	(1.761)	(2.258)	(1.652)
Return of Capital	(1.228)	(.826)	(.489)	(.287)	—
Total Distributions	(4.254)	(4.410)	(4.591)	(5.033)	(4.091)
Net Asset Value, End of Period	$42.74	$86.94	$118.46	$90.82	$73.40

Total Return[2]	–47.77%	–23.23%	36.46%	31.49%	14.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$873	$1,706	$3,392	$2,025	$938
Ratio of Total Expenses to
Average Net Assets	0.11%	0.10%	0.14%	0.14%	0.16%
Ratio of Net Investment Income to
Average Net Assets	3.46%	2.62%	2.34%	2.98%	3.49%
Portfolio Turnover Rate[3]	10%	13%	11%	17%	13%

1 Includes increases from redemption fees of $0.02, $0.10, $0.02, $0.02, and $0.04.

2 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

REIT Index Fund

Financial Highlights

Signal Shares
	Year	June 4,
	Ended	2007[1] to
	Jan. 31,	Jan. 31,
For a Share Outstanding Throughout Each Period	2009	2008
Net Asset Value, Beginning of Period	$23.21	$30.05
Investment Operations
Net Investment Income	.688	.470
Net Realized and Unrealized Gain (Loss) on Investments[2]	(11.353)	(6.311)
Total from Investment Operations	(10.665)	(5.841)
Distributions
Dividends from Net Investment Income	(.664)	(.620)
Distributions from Realized Capital Gains	(.143)	(.192)
Return of Capital	(.328)	(.187)
Total Distributions	(1.135)	(.999)
Net Asset Value, End of Period	$11.41	$23.21

Total Return[3]	–47.77%	–19.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$350	$538
Ratio of Total Expenses to Average Net Assets	0.11%	0.10%[4]
Ratio of Net Investment Income to Average Net Assets	3.46%	2.62%[4]
Portfolio Turnover Rate[5]	10%	13%

1 Inception.

2 Includes increases from redemption fees of $0.00 and $0.01.

3 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

4 Annualized.

5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

REIT Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$13.46	$18.33	$14.06	$11.36	$10.46
Investment Operations
Net Investment Income	.401	.420	.366	.385	.381
Net Realized and Unrealized Gain (Loss)
on Investments[1]	(6.591)	(4.605)	4.621	3.099	1.156
Total from Investment Operations	(6.190)	(4.185)	4.987	3.484	1.537
Distributions
Dividends from Net Investment Income	(.386)	(.426)	(.368)	(.389)	(.381)
Distributions from Realized Capital Gains	(.083)	(.131)	(.273)	(.350)	(.256)
Return of Capital	(.191)	(.128)	(.076)	(.045)	—
Total Distributions	(.660)	(.685)	(.717)	(.784)	(.637)
Net Asset Value, End of Period	$6.61	$13.46	$18.33	$14.06	$11.36

Total Return[2]	–47.82%	–23.18%	36.45%	31.58%	14.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$504	$722	$960	$571	$297
Ratio of Total Expenses to
Average Net Assets	0.09%	0.09%	0.10%	0.10%	0.13%
Ratio of Net Investment Income
to Average Net Assets	3.48%	2.63%	2.38%	3.02%	3.52%
Portfolio Turnover Rate[3]	10%	13%	11%	17%	13%

1 Includes increases from redemption fees of $0.00, $0.01, $0.00, $0.00, and $0.00.

2 Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

REIT Index Fund

Financial Highlights

ETF Shares
					Sept. 23,
					2004[1], to
For a Share Outstanding	Year Ended January 31,				Jan. 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$61.31	$83.55	$64.07	$51.77	$49.41
Investment Operations
Net Investment Income	1.820	1.908	1.654	1.745	.665
Net Realized and Unrealized Gain (Loss)
on Investments[2]	(29.990)	(21.037)	21.080	14.116	2.965
Total from Investment Operations	(28.170)	(19.129)	22.734	15.861	3.630
Distributions
Dividends from Net Investment Income	(1.757)	(1.931)	(1.665)	(1.764)	(.682)
Distributions from Realized Capital Gains	(.377)	(.598)	(1.242)	(1.594)	(.588)
Return of Capital	(.866)	(.582)	(.347)	(.203)	—
Total Distributions	(3.000)	(3.111)	(3.254)	(3.561)	(1.270)
Net Asset Value, End of Period	$30.14	$61.31	$83.55	$64.07	$51.77

Total Return	–47.77%	–23.23%	36.48%	31.54%	7.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,414	$2,082	$1,713	$871	$198
Ratio of Total Expenses to
Average Net Assets	0.11%	0.10%	0.12%	0.12%	0.18%[3]
Ratio of Net Investment Income to
Average Net Assets	3.46%	2.62%	2.36%	3.00%	3.47%[3]
Portfolio Turnover Rate[4]	10%	13%	11%	17%	13%

1 Inception.

2 Includes increases from redemption fees of $0.01, $0.04, $0.01, $0.01, and $0.00.

3 Annualized.

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

REIT Index Fund

Notes to Financial Statements

Vanguard REIT Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers five classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Signal Shares are designed for institutional investors who meet certain administrative, service, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum of $5 million. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Quarterly income dividends declared by the fund are reallocated at fiscal year-end to ordinary income, capital gain, and return of capital to reflect their tax character.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on

21

REIT Index Fund

the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2009, the fund had contributed capital of $1,711,000 to Vanguard (included in Other Assets), representing 0.03% of the fund’s net assets and 0.68% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences are primarily attributed to tax deferral of losses on wash sales and will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2009, the fund realized $822,495,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at January 31, 2009, the fund had no ordinary income and no long-term capital gains available for distribution.

At January 31, 2009, the cost of investment securities for tax purposes was $10,436,485,000. Net unrealized depreciation of investment securities for tax purposes was $4,948,985,000, consisting of unrealized gains of $57,038,000 on securities that had risen in value since their purchase and $5,006,023,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended January 31, 2009, the fund purchased $4,508,163,000 of investment securities and sold $2,708,215,000 of investment securities other than temporary cash investments.

22

REIT Index Fund

E. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,134,996	65,608	1,399,642	56,790
Issued in Lieu of Cash Distributions	196,216	12,122	206,766	8,999
Redeemed[1]	(805,835)	(49,310)	(2,697,993)	(113,122)
Net Increase (Decrease)—Investor Shares	525,377	28,420	(1,091,585)	(47,333)
Admiral Shares
Issued	316,602	4,056	767,550	7,020
Issued in Lieu of Cash Distributions	71,754	1,029	93,775	948
Redeemed[1]	(292,026)	(4,268)	(1,765,151)	(16,977)
Net Increase (Decrease)—Admiral Shares	96,330	817	(903,826)	(9,009)
Signal Shares
Issued	292,068	14,603	744,428	26,756
Issued in Lieu of Cash Distributions	27,716	1,507	8,094	346
Redeemed[1]	(159,768)	(8,585)	(94,898)	(3,926)
Net Increase (Decrease)—Signal Shares	160,016	7,525	657,624	23,176
Institutional Shares
Issued	378,908	33,267	353,251	22,005
Issued in Lieu of Cash Distributions	40,717	3,869	33,538	2,226
Redeemed[1]	(161,258)	(14,629)	(367,874)	(22,969)
Net Increase (Decrease)—Institutional Shares	258,367	22,507	18,915	1,262
ETF Shares
Issued	2,522,879	48,375	2,480,141	33,552
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(1,863,584)	(35,400)	(1,591,724)	(20,100)
Net Increase (Decrease)—ETF Shares	659,295	12,975	888,417	13,452

1 Net of redemption fees of $1,996,000 and $7,614,000 (fund totals).

23

REIT Index Fund

F. The fund has invested in a company that is considered to be an affiliated company of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of this company were as follows:

			Current Period Transactions
	Jan. 31, 2008		Proceeds from		Jan. 31, 2009
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Ashford Hospitality Trust REIT	NA1	7,484	4,778	1,646	6,633

G. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At January 31, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

1 At January 31, 2008, the issuer was not an affiliated company of the fund.

24

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard REIT Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard REIT Index Fund (constituting a separate portfolio of Vanguard Specialized

Funds, hereafter referred to as the “Fund”) at January 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights

(hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public

Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at January 31, 2009 by correspondence with the custodian, and by agreement to the underlying ownership records for

Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 20, 2009

Special 2008 tax information (unaudited) for Vanguard REIT Index Fund

This information for the fiscal year ended January 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $63,024,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year. The fund designates $35,152,000 of its capital gain dividends as a 15% rate gain distribution and $27,872,000 as a 25% rate gain distribution.

The fund distributed $4,230,000 of qualified dividend income to shareholders during the fiscal year.

25

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: REIT Index Fund Investor Shares[1]
Periods Ended January 31, 2009
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	–47.82%	–3.82%	5.37%
Returns After Taxes on Distributions	–48.52	–5.11	3.55
Returns After Taxes on Distributions and Sale of Fund Shares	–30.71	–3.41	3.82

1 Total returns do not reflect the 1% fee assessed on redemptions of shares held less than one year, nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

26

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and

27

Six Months Ended January 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Fund	7/31/2008	1/31/2009	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$521.76	$0.84
Admiral Shares	1,000.00	521.99	0.46
Signal Shares	1,000.00	522.06	0.46
Institutional Shares	1,000.00	521.86	0.35
ETF Shares	1,000.00	521.96	0.46
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.10	$1.12
Admiral Shares	1,000.00	1,024.60	0.61
Signal Shares	1,000.00	1,024.60	0.61
Institutional Shares	1,000.00	1,024.75	0.46
ETF Shares	1,000.00	1,024.60	0.61

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.22% for Investor Shares, 0.12% for Admiral Shares, 0.12% for Signal Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

28

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

29

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of the level of dividends, interest, capital gains distributions, and return-of-capital distributions received by the fund. The index yield is based on the current annualized rate of dividends and other distributions provided by securities in the index.

30

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Chairman of the Board and Interested Trustee	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Chairman,
Born 1954. Trustee Since May 1987. Chairman of	President, and Chief Executive Officer of Rohm and
the Board. Principal Occupation(s) During the Past Five	Haas Co. (chemicals); Board Member of the American
Years: Chairman of the Board and Director/Trustee of	Chemistry Council; Director of Tyco International, Ltd.
The Vanguard Group, Inc., and of each of the investment	(diversified manufacturing and services), since 2005.
companies served by The Vanguard Group; Chief
Executive Officer and President of The Vanguard Group
and of each of the investment companies served by The	Amy Gutmann
Vanguard Group (1996–2008).	Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President of
the University of Pennsylvania since 2004; Professor in
Independent Trustees	the School of Arts and Sciences, Annenberg School for
Communication, and Graduate School of Education of
the University of Pennsylvania since 2004; Provost
Charles D. Ellis	(2001–2004) and Laurance S. Rockefeller Professor of
Born 1937. Trustee Since January 2001. Principal	Politics and the University Center for Human Values
Occupation(s) During the Past Five Years: Applecore	(1990–2004), Princeton University; Director of Carnegie
Partners (pro bono ventures in education); Senior	Corporation of New York since 2005 and of Schuylkill
Advisor to Greenwich Associates (international business	River Development Corporation and Greater Philadelphia
strategy consulting); Successor Trustee of Yale University;	Chamber of Commerce since 2004; Trustee of the
Overseer of the Stern School of Business at New York	National Constitution Center since 2007.
University; Trustee of the Whitehead Institute for
Biomedical Research.
JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Emerson U. Fullwood	Occupation(s) During the Past Five Years: Retired
Born 1948. Trustee Since January 2008. Principal	Corporate Vice President, Chief Global Diversity Officer,
Occupation(s) During the Past Five Years: Retired	and Member of the Executive Committee of Johnson &
Executive Chief Staff and Marketing Officer for	Johnson (pharmaceuticals/consumer products); Vice
North America and Corporate Vice President of	President and Chief Information Officer (1997–2005)
Xerox Corporation (photocopiers and printers);	of Johnson & Johnson; Director of the University
Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), of the United Way of Rochester,	and Education Institute.
and of the Boy Scouts of America.

André F. Perold	F. William McNabb III[1]
Born 1952. Trustee Since December 2004. Principal	Born 1957. Chief Executive Officer Since August 2008.
Occupation(s) During the Past Five Years: George Gund	President Since March 2008. Principal Occupation(s)
Professor of Finance and Banking, Senior Associate	During the Past Five Years: Chief Executive Officer,
Dean, and Director of Faculty Recruiting, Harvard	Director, and President of The Vanguard Group, Inc.,
Business School; Director and Chairman of UNX, Inc.	since 2008; Chief Executive Officer and President of
(equities trading firm); Chair of the Investment	each of the investment companies served by The
Committee of HighVista Strategies LLC (private	Vanguard Group since 2008; Director of Vanguard
investment firm) since 2005.	Marketing Corporation; Managing Director of The
Vanguard Group (1995–2008).

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Heidi Stam[1]
Occupation(s) During the Past Five Years: Chairman,	Born 1956. Secretary Since July 2005. Principal
President, Chief Executive Officer, and Director of	Occupation(s) During the Past Five Years: Managing
NACCO Industries, Inc. (forklift trucks/housewares/	Director of The Vanguard Group, Inc., since 2006;
lignite); Director of Goodrich Corporation (industrial	General Counsel of The Vanguard Group since 2005;
products/aircraft systems and services).	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
J. Lawrence Wilson	Vanguard Marketing Corporation since 2005; Principal
Born 1936. Trustee Since April 1985. Principal	of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: Retired
Chairman and Chief Executive Officer of Rohm and
Haas Co. (chemicals); Director of Cummins Inc. (diesel	Vanguard Senior Management Team
engines) and AmerisourceBergen Corp. (pharmaceutical
distribution); Trustee of Vanderbilt University and of
Culver Educational Foundation.	R. Gregory Barton	Michael S. Miller
	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
Executive Officers	Paul A. Heller	George U. Sauter

Thomas J. Higgins[1]	Founder
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief	John C. Bogle
Financial Officer of each of the investment companies	Chairman and Chief Executive Officer, 1974–1996
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

Kathryn J. Hyatt[1]
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
The Vanguard Group, Inc.; Treasurer of each of the
investment companies served by The Vanguard
Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
(1988–2008).

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
This material may be used in conjunction	fund voted the proxies for securities it owned during
with the offering of shares of any Vanguard	the 12 months ended June 30. To get the report, visit
fund only if preceded or accompanied by	either www.vanguard.com or www.sec.gov.
the fund’s current prospectus.

You can review and copy information about your fund
The funds or securities referred to herein are not	at the SEC’s Public Reference Room in Washington, D.C.
sponsored, endorsed, or promoted by MSCI, and MSCI	To find out more about this public service, call the SEC
bears no liability with respect to any such funds or	at 202-551-8090. Information about your fund is also
securities. For any such funds or securities, the	available on the SEC’s website, and you can receive
prospectus or the Statement of Additional Information	copies of this information, for a fee, by sending a
contains a more detailed description of the limited	request in either of two ways: via e-mail addressed to
relationship MSCI has with The Vanguard Group and	publicinfo@sec.gov or via regular mail addressed to the
any related funds.	Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

Russell is a trademark of The Frank Russell Company.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1230 032009

Vanguard

Vanguard Dividend Growth Fund Annual Report

January 31, 2009

>	Vanguard Dividend Growth Fund returned about –26% for the fiscal year ended January 31, 2009.
>	The fund’s benchmark, the Russell 1000 Index, returned –39% for the 12 months, while the average large-cap core fund returned –38%.
>	During one of the worst periods on record for U.S. markets, stocks were down across the board.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	8
Fund Profile	10
Performance Summary	11
Financial Statements	13
Your Fund’s After-Tax Returns	22
About Your Fund’s Expenses	23
Glossary	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2009
Total
Return
Vanguard Dividend Growth Fund	-25.97%
Russell 1000 Index	-39.04
Average Large-Cap Core Fund	-38.14
Average Large-Cap Core Fund: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
January 31, 2008, Through January 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Dividend Growth Fund	$14.38	$10.42	$0.264	$0.000

1

President’s Letter

Dear Shareholder,

Vanguard Dividend Growth Fund returned –25.97% for the fiscal year ended January 31, 2009. Despite this dismal return, the fund fared better than both its target benchmark, the Russell 1000 Index, which returned –39.04%, and the broad stock market, which returned –38.69%. The average return for competing large-cap core funds was –38.14% for the 12-month period.

The fund’s relative success was due to the quality of the companies in its portfolio. As you know, the Dividend Growth Fund seeks to invest in firms with strong balance sheets and solid business prospects that should enable them to increase their dividends over time. In the difficult economic environment of the past year, stocks of such well-grounded companies held up better than many others.

During the period, rising financial pressures caused some of the companies in the Dividend Growth portfolio to reduce their dividend payments. By January 31, however, the portfolio held only companies that had either maintained or increased their dividends during the fiscal year. The fund’s per-share income distribution was nevertheless 5.7% below its 2008 level. The fund experienced strong cash flows in the second half of the year, and dividends paid by the portfolio’s holdings were distributed over a larger number of fund shares. Over time, we don’t expect cash flows to have a significant impact on per-share distributions.

2

If you own the Dividend Growth Fund in a taxable account, you may wish to review information about its after-tax returns provided later in this report.

Stocks fell worldwide as the credit crisis deepened

The 12 months ended January 31 represented one of the worst ever one-year spans for stocks, both in the United States and abroad. The trouble stemmed from the financial sector, where some of the world’s largest institutions imploded, largely because of their exposure to low-quality mortgages in the United States. The effects of the credit crisis were wide and deep, with virtually no country or industry sector spared.

The stock market struggled through the first part of the fiscal year, then declined sharply in September, October, and November as the crisis intensified. December offered a brief reprieve before the market fell again in January.

In a flight to safety, investors chose low-yield Treasuries

As economic uncertainty and market volatility grew more pronounced in the second half of the year, investors sought the relative safety of short-term government issues. This drove prices for Treasuries higher, and their yields lower. In some cases, investors were willing to accept very low—or even slightly negative—yields for the short-term safekeeping of their assets.

Market Barometer
		Average Annual Total Returns
		Periods Ended January 31, 2009
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	-39.04%	-12.03%	-4.05%
Russell 2000 Index (Small-caps)	-36.84	-14.31	-4.06
Dow Jones Wilshire 5000 Index (Entire market)	-38.69	-12.03	-3.75
MSCI All Country World Index ex USA (International)	-44.72	-11.41	0.79

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	2.59%	5.19%	4.30%
Barclays Capital Municipal Bond Index	-0.16	3.00	3.33
Citigroup 3-Month U.S. Treasury Bill Index	1.52	3.65	3.08

CPI
Consumer Price Index	0.03%	2.11%	2.66%

3

At the same time, the Federal Reserve Board steered short-term interest rates lower in its ongoing campaign to encourage lending. During your fund’s fiscal year, the target for the federal funds rate dropped from 3.00% to a range of 0%–0.25%.

For the full 12-month period, the broad taxable bond market returned 2.59%, and tax-exempt bonds returned –0.16%—somewhat pedestrian (if disappointing) returns that masked a year of uncommon volatility for bonds.

Many firms maintained or raised dividends despite the tough times

The Dividend Growth Fund invests in large, high-quality companies that the fund’s advisor, Wellington Management

Company, believes will increase their cash flow and earnings over time. It is expected that, eventually, these companies will also increase their dividend payouts to shareholders.

As noted, all of the stocks that the fund owned as of January 31 had either maintained or raised their dividends during the fiscal year, with increases averaging about 5%. Earlier in the period the fund held stocks of some companies that wound up cutting their dividends, prompting the advisor to sell these stocks.

All ten of the portfolio’s sectors posted negative returns for the period. As was true in the broad market, some of the weakest results came from the industrial, financial, and energy groups.

Expense Ratios
Your Fund Compared With Its Peer Group
	Fund	Average Large-Cap Core Fund
Dividend Growth Fund	0.32%	1.26%

4

The fund expense ratio shown is from the prospectus dated May 29, 2008. For the fiscal year ended January 31, 2009, the fund’s expense ratio was 0.36%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

The portfolio’s exposure to hard-hit financial companies was relatively modest, which helped to minimize their negative impact. The fund’s strict mandate—which directs it to focus on companies whose financial strength and business prospects could support rising dividends—helped it to avoid significant holdings in the big banks and financial services companies that were brought down by the ongoing credit crisis.

Although there were no real positive areas for the fund during the period, holdings in consumer staples and materials performed relatively well. One of the fund’s top performers was McDonald’s, a consumer discretionary stock that returned 11% for the period.

Twelve months of turmoil affected the fund’s long-term record

During the decade ended January 31, 2009, the fund changed both its strategy and its name. It was founded as Vanguard Utilities Income Fund in 1992. In 2002, the fund became the Dividend Growth Fund, reflecting a new investment objective. Since then, the fund’s strategy has been to select well-positioned companies that have the potential to increase their dividends over time.

The Dividend Growth Fund returned an average of –0.29% annually over the past ten years. While this result is far from impressive, the fund did perform better than its comparative standards over the

Total Returns
Ten Years Ended January 31, 2009
Average
Annual Return
Dividend Growth Fund	-0.29%
Dividend Growth Spliced Index	-3.41
Dividend Growth Spliced Average	-3.67

Dividend Growth Spliced Index: Prior to December 6, 2002, the comparative benchmark was known as the Utilities Composite Index. The index weightings have been: 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15% Lehman Utility Bond Index through March 31, 2000; 75% S&P Utilities Index and 25% S&P Telephone Index through December 31, 2001; 75% S&P Utilities Index and 25% S&P Integrated Telecommunication Services Index through December 6, 2002; and Russell 1000 Index thereafter.

Dividend Growth Spliced Average: Based on the average utility fund through December 6, 2002, and the average large-cap core fund thereafter. Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Investment insight

Dividend growth and yield: Similar but different

Dividends are central to dividend growth and equity income strategies. Equity income strategies emphasize stocks with high current yields. The focus of dividend growth strategies is companies that can increase dividends over time.

The difference? Consider two hypothetical companies, “3% Growth,” which has limited potential to boost its dividend, and “10% Growth,” which can increase its dividend by 10% a year. At first, the higher-yielding 3% Growth may look like a better income vehicle.

A lower yield means less income at first
	Stock Price	Dividend	Yield
3% Growth	$20	$0.80	4%
10% Growth	20	0.40	2

If 10% Growth can sustain its growth rate, however, it will eventually pay more income, even though it was initially purchased at a modest yield.

Over time, greater growth can lead to larger dividends

	Year 1	Year 10	Year 15
3% Growth	$0.80	$1.04	$1.21
10% Growth	0.40	0.94	1.52

period, as you can see in the table on page 5. (The benchmarks in the table are “spliced” because the change of objective in 2002 made it necessary to change the fund’s market and industry benchmarks as well. For this reason, the long-term comparison is less meaningful than it is for other funds.)

The Dividend Growth Fund’s disappointing long-term results have been strongly influenced by the extreme market conditions of the past 12 months. However, over time, we expect that the fund, along with the rest of the financial marketplace, will recover. The fund’s low expenses, along with its commitment to investing in high-quality companies with attractive dividend prospects, can help put your investment program in a position to benefit when that recovery happens.

The skill of the advisor, Wellington Management Company, has helped the fund meet its objective, as most of the fund’s holdings continue to maintain or raise their dividends.

Try to hold your course despite stormy conditions

The final months of the fiscal year ended January 31 were some of the worst in the history of the U.S. stock market. As fallout from the financial crisis spread to all sectors, it seemed as if there was no place to hide. The Dividend Growth Fund, like most stock funds, was unable to avoid the market’s upheaval.

6

In chaotic times like these, the temptation to react impulsively to market developments has no doubt been strong.

However, we counsel shareholders to avoid making hasty changes to their portfolios based solely on current market conditions. Instead, we encourage you to build a carefully constructed portfolio that contains a mix of stock, bond, and money market funds that is appropriate for your long-term goals. Such a well-balanced portfolio can provide you with some protection from the market’s extreme ups and downs, while also giving you the opportunity for long-term growth.

With its low-cost advantage and its focus on stable companies with the potential to increase dividends, the Dividend Growth Fund can play an important role in a balanced, well-diversified portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

February 12, 2009

7

Advisor’s Report

Vanguard Dividend Growth Fund returned –25.97% for the 12 months ended January 31, 2009. This performance compared favorably with the –39.04% return of the Russell 1000 Index and the –38.14% average return of large-cap core funds.

The investment environment

Strongly depressed markets and weak economic conditions typically bring a wealth of opportunities to patient investors. However, the combination of a global recession and a severely broken financial system has created an environment that defies most rules of thumb.

It is in times like these that consistency in approach ought to be every investor’s principal focus. In our view, it is both dangerous and unproductive to “guess” likely outcomes in this environment. The government’s involvement in dealing with the current challenges is so vast that it makes our future path highly unpredictable. We plan to follow our own advice and stay focused on our strategy of investing in well-positioned companies that generate long-term dividend growth. We expect such an approach will produce positive long-term results and obviate the need to anticipate volatile swings in market sentiment.

The fund’s successes

While no sectors contributed positive absolute performance during the period, the fund’s holdings in the consumer staples, health care, and materials sectors did relatively well. Among the portfolio’s top absolute contributors were Anheuser-Busch, Wyeth, McDonald’s, and Monsanto.

We estimate that all but two companies held in the portfolio at the end of calendar year 2008 increased their dividends. Those two companies opted instead to maintain their current dividends. Some of the more notable dividend increases occurred at Monsanto, Medtronic, and BP. The outlook for dividend increases in the 2009 calendar year appears much more modest. Based on current announcements, the increase across the portfolio is expected to be slightly below 5%. It is important to note, however, that many companies held in the portfolio have yet to make announcements for 2009, and we expect the actual dividend growth rate to exceed the current estimate.

The fund’s shortfalls

We had a number of individual stocks that detracted from the fund’s performance during the fiscal year. The most noteworthy was State Street. Like many financial companies, State Street has been beset with questions concerning

8

the health of its balance sheet and the potential need to raise capital. The company recently decided to move some assets on its balance sheet from the “available for sale” category to the “hold to maturity” category. Although this move was expected to eliminate the need in the future to mark these assets to market, it instead resulted immediately in negative valuation adjustments, which generated large and unexpected write-downs. In turn, the subsequent questions surrounding the firm’s capital adequacy threw our dividend growth assumptions into question, and we decided to sell the stock.

The fund’s positioning and strategy

Our primary objective is to identify companies that we believe will steadily and reliably increase their dividend payments. We seek to accomplish this by carefully building the portfolio one stock at a time, giving central consideration to each company’s dividend growth prospects. Our industry weightings are a result of this process. The fund continues to have significant positions in the health care, industrial, energy, and consumer staples sectors, while having less exposure to the utilities, telecommunication services, and financial sectors.

During periods when financial markets are weak, many find their investment universes expanding. For example, stocks that were once considered too large or too expensive for certain investors suddenly become more compelling. Our approach, though, has very well-defined requirements, and dividend growth is becoming a far rarer characteristic among companies eager to preserve capital. We praise companies for prudently assessing their capital needs and making the difficult choice to cut their dividends when appropriate. However, this only makes our task harder.

We have responded by eliminating stocks for which we believe the likelihood of a dividend cut is high. We have concentrated the portfolio into fewer holdings and have increased our positions where we are highly confident that dividend growth will continue. And finally, we have exercised caution by further reducing turnover and carrying a higher-than-normal level of cash. We are confident these actions are warranted in this environment and will allow the portfolio to weather the storm, while we remain optimistic that our universe will begin to grow again.

Donald J. Kilbride

Senior Vice President and Equity Portfolio Manager

Wellington Management Company, LLP

February 10, 2009

9

Dividend Growth Fund

Fund Profile

As of January 31, 2009

Portfolio Characteristics
		Russell	Dow
		1000	Wilshire
	Fund	Index	5000 Index
Number of Stocks	49	983	4,554
Median Market Cap	$37.6B	$31.8B	$24.3B
Price/Earnings Ratio	10.7x	11.2x	11.7x
Price/Book Ratio	2.3x	1.7x	1.6x
Return on Equity	25.1%	22.0%	21.1%
Earnings Growth Rate	17.0%	18.7%	18.3%
Dividend Yield	3.4%	3.0%	2.9%
Foreign Holdings	12.2%	0.0%	0.0%
Turnover Rate	28%	—	—
Ticker Symbol	VDIGX	—	—
Expense Ratio[1]
(1/31/2008)	0.32%	—	—
30-Day SEC Yield	2.70%	—	—
Short-Term Reserves	6.3%	—	—

Sector Diversification (% of equity exposure)
		Russell	Dow
		1000	Wilshire
	Fund	Index	5000 Index
Consumer
Discretionary	6.5%	8.8%	8.7%
Consumer Staples	15.4	12.0	11.2
Energy	18.7	13.6	13.2
Financials	4.9	11.3	13.1
Health Care	18.8	15.6	15.6
Industrials	16.9	10.8	10.7
Information
Technology	13.1	16.1	16.0
Materials	3.0	3.4	3.3
Telecommunication
Services	1.5	3.6	3.4
Utilities	1.2	4.8	4.8

Volatility Measures
	Russell 1000	Dow Wilshire
	Index	5000 Index
R-Squared	0.95	0.94
Beta	0.79	0.77

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Ten Largest Holdings (% of total net assets)

Total SA ADR	integrated oil & gas	3.6%
ExxonMobil Corp.	integrated oil & gas	3.4
Marathon Oil Corp.	integrated oil & gas	3.3
Automatic Data	data processing &
Processing, Inc.	outsourced services	3.2
Chevron Corp.	integrated oil & gas	2.8
Medtronic, Inc.	health care
	equipment	2.4
Accenture Ltd.	IT consulting &
	other services	2.4
Abbott Laboratories	pharmaceuticals	2.4
Johnson & Johnson	pharmaceuticals	2.4
BP PLC ADR	integrated oil & gas	2.3
Top Ten		28.2%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated May 29, 2008. For the fiscal year ended January 31, 2009, the expense ratio was 0.36%.

10

Dividend Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 1999, Through January 31, 2009

Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended January 31, 2009			Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Dividend Growth Fund	-25.97%	0.39%	-0.29%	$9,711
Dow Jones Wilshire 5000 Index	-38.69	-3.75	-1.83	8,317
Dividend Growth Spliced Index	-39.04	-4.05	-3.41	7,065
Dividend Growth Spliced Average	-38.14	-4.99	-3.67	6,879

Note: Prior to December 6, 2002, the fund was known as the Utilities Income Fund.

Dividend Growth Spliced Index: Prior to December 6, 2002, the comparative benchmark was known as the Utilities Composite Index. The index weightings have been: 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15% Lehman Utility Bond Index through March 31, 2000; 75% S&P Utilities Index and 25% S&P Telephone Index through December 31, 2001; 75% S&P Utilities Index and 25% S&P Integrated Telecommunication Services Index through December 6, 2002; and Russell 1000 Index thereafter.

Dividend Growth Spliced Average: Based on the average utility fund through December 6, 2002, and the average large-cap core fund thereafter. Derived from data provided by Lipper Inc.

Vanguard fund total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table for dividend and capital gains information.

11

Dividend Growth Fund

Fiscal-Year Total Returns (%): January 31, 1999, Through January 31, 2009

Note: Prior to December 6, 2002, the fund was known as the Utilities Income Fund.

Dividend Growth Spliced Index: Prior to December 6, 2002, the comparative benchmark was known as the Utilities Composite Index. The index weightings have been: 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15% Lehman Utility Bond Index through March 31, 2000; 75% S&P Utilities Index and 25% S&P Telephone Index through December 31, 2001; 75% S&P Utilities Index and 25% S&P Integrated Telecommunication Services Index through December 6, 2002; and Russell 1000 Index thereafter.

Average Annual Total Returns: Periods Ended December 31, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Dividend Growth Fund	5/15/1992	-25.57%	1.96%	0.16%

Vanguard fund total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table for dividend and capital gains information.

12

Dividend Growth Fund

Financial Statements

Statement of Net Assets

As of January 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (92.7%)
Consumer Discretionary (6.0%)
Staples, Inc.	2,139,700	34,107
NIKE, Inc. Class B	665,100	30,096
The Walt Disney Co.	1,116,400	23,087
McDonald’s Corp.	301,900	17,516
		104,806
Consumer Staples (14.3%)
Sysco Corp.	1,480,100	32,992
PepsiCo, Inc.	616,500	30,967
Walgreen Co.	1,126,700	30,883
Hormel Foods Corp.	1,003,600	29,937
The Coca-Cola Co.	686,500	29,327
The Procter & Gamble Co.	534,300	29,119
Wal-Mart Stores, Inc.	596,800	28,121
Kimberly-Clark Corp.	467,200	24,047
General Mills, Inc.	236,400	13,983
		249,376
Energy (17.4%)
Total SA ADR	1,255,900	62,519
ExxonMobil Corp.	779,800	59,639
Marathon Oil Corp.	2,084,400	56,758
Chevron Corp.	696,900	49,145
BP PLC ADR	924,300	39,255
Schlumberger Ltd.	875,000	35,709
		303,025
Financials (4.6%)
Ace Ltd.	713,300	31,143
Marsh &
McLennan Cos., Inc.	1,385,600	26,784
JPMorgan Chase & Co.	865,400	22,076
		80,003
Health Care (17.4%)
Medtronic, Inc.	1,265,900	42,395
Abbott Laboratories	753,300	41,763
Johnson & Johnson	714,400	41,214
Cardinal Health, Inc.	1,025,400	38,606
Wyeth	896,400	38,518

		Market
		Value•
	Shares	($000)
AstraZeneca Group PLC
ADR	995,300	38,349
Eli Lilly & Co.	923,800	34,014
Schering-Plough Corp.	1,616,500	28,386
		303,245
Industrials (15.6%)
Honeywell
International Inc.	1,066,900	35,005
Lockheed Martin Corp.	411,800	33,784
United Technologies Corp.	660,500	31,697
Emerson Electric Co.	959,500	31,376
Illinois Tool Works, Inc.	957,000	31,255
Burlington Northern
Santa Fe Corp.	453,300	30,031
Caterpillar, Inc.	954,900	29,459
United Parcel Service, Inc.	659,100	28,005
The Boeing Co.	519,400	21,976
		272,588
Information Technology (12.1%)
Automatic
Data Processing, Inc.	1,517,100	55,116
Accenture Ltd.	1,339,100	42,262
International Business
Machines Corp.	344,700	31,592
Paychex, Inc.	1,199,000	29,124
Linear Technology Corp.	1,176,600	27,556
Microsoft Corp.	1,527,100	26,113
		211,763
Materials (2.8%)
Praxair, Inc.	458,500	28,546
Monsanto Co.	256,400	19,502
		48,048
Telecommunication Services (1.4%)
AT&T Inc.	987,400	24,310

Utilities (1.1%)
Dominion Resources, Inc.	571,400	20,102
Total Common Stocks
(Cost $1,871,423)		1,617,266

13

Dividend Growth Fund

	Face	Market
	Amount	Value•
	($000)	($000)
Temporary Cash Investment (6.2%)
Repurchase Agreement
Credit Suisse Securities
(USA) LLC 0.300%, 2/2/09
(Dated 1/30/09, Repurchase
Value $108,803,000,
collateralized by Federal
Home Loan Mortgage Corp.
7.000%–13.250%,
9/1/09–8/1/20 and Federal
National Mortgage Assn.
3.500%–10.500%,
4/1/09–12/1/48)
(Cost $108,800)	108,800	108,800
Total Investments (98.9%)
(Cost $1,980,223)		1,726,066
Other Assets and Liabilities (1.1%)
Other Assets		29,946
Liabilities		(11,364)
		18,582
Net Assets (100%)
Applicable to 167,426,799 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,744,648
Net Asset Value Per Share		$10.42

At January 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	2,085,974
Undistributed Net Investment Income	7
Accumulated Net Realized Losses	(87,176)
Unrealized Appreciation (Depreciation)	(254,157)
Net Assets	1,744,648

•	See Note A in Notes to Financial Statements.

ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Dividend Growth Fund

Statement of Operations

Year Ended
January 31, 2009
($000)
Investment Income
Income
Dividends	39,237
Interest	888
Security Lending	165
Total Income	40,290
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,794
Performance Adjustment	537
The Vanguard Group—Note C
Management and Administrative	2,832
Marketing and Distribution	334
Custodian Fees	17
Auditing Fees	22
Shareholders’ Reports	41
Trustees’ Fees and Expenses	2
Total Expenses	5,579
Expenses Paid Indirectly	(74)
Net Expenses	5,505
Net Investment Income	34,785
Realized Net Gain (Loss) on Investment Securities Sold	(83,870)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(437,850)
Net Increase (Decrease) in Net Assets Resulting from Operations	(486,935)

See accompanying Notes, which are an integral part of the Financial Statements.

15

Dividend Growth Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	34,785	24,190
Realized Net Gain (Loss)	(83,870)	63,097
Change in Unrealized Appreciation (Depreciation)	(437,850)	(92,066)
Net Increase (Decrease) in Net Assets Resulting from Operations	(486,935)	(4,779)
Distributions
Net Investment Income	(34,618)	(23,790)
Realized Capital Gain	—	(8,839)
Total Distributions	(34,618)	(32,629)
Capital Share Transactions
Issued	1,222,167	350,693
Issued in Lieu of Cash Distributions	29,865	28,508
Redeemed	(311,560)	(258,780)
Net Increase (Decrease) from Capital Share Transactions	940,472	120,421
Total Increase (Decrease)	418,919	83,013
Net Assets
Beginning of Period	1,325,729	1,242,716
End of Period[1]	1,744,648	1,325,729

1	Net Assets—End of Period includes undistributed (overdistributed) net investment income of $7,000 and ($160,000).

See accompanying Notes, which are an integral part of the Financial Statements.

16

Dividend Growth Fund

Financial Highlights

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$14.38	$14.74	$12.75	$11.89	$11.33
Investment Operations
Net Investment Income	.264	.290	.260	.220	.230[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(3.960)	(.270)	1.990	.880	.550
Total from Investment Operations	(3.696)	.020	2.250	1.100	.780
Distributions
Dividends from Net Investment Income	(.264)	(.280)	(.260)	(.240)	(.220)
Distributions from Realized Capital Gains	—	(.100)	—	—	—
Total Distributions	(.264)	(.380)	(.260)	(.240)	(.220)
Net Asset Value, End of Period	$10.42	$14.38	$14.74	$12.75	$11.89

Total Return[2]	-25.97%	-0.01%	17.84%	9.34%	6.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,745	$1,326	$1,243	$995	$965
Ratio of Total Expenses to
Average Net Assets[3]	0.36%	0.32%	0.38%	0.37%	0.37%
Ratio of Net Investment Income to
Average Net Assets	2.25%	1.91%	1.93%	1.85%	2.04%[1]
Portfolio Turnover Rate	28%	36%	41%	16%	20%

1

Net investment income per share and the ratio of net investment income to average net assets include $.03 and 0.28%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2	Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3	Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.00%, 0.01%, 0.01%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Dividend Growth Fund

Notes to Financial Statements

Vanguard Dividend Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Russell 1000 Index. For the year ended January 31, 2009, the investment advisory fee represented an effective annual basic rate of 0.12% of the fund’s average net assets before an increase of $537,000 (0.03%) based on performance.

18

Dividend Growth Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2009, the fund had contributed capital of $459,000 to Vanguard (included in Other Assets), representing 0.03% of the fund’s net assets and 0.18% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended January 31, 2009, these arrangements reduced the fund’s management and administrative expenses by $73,000 and custodian fees by $1,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at January 31, 2009, the fund had $2,195,000 of ordinary income available for distribution. The fund had available realized losses of $86,563,000 to offset future net capital gains of $17,975,000 through January 31, 2017, and $68,588,000 through January 31, 2018.

At January 31, 2009, the cost of investment securities for tax purposes was $1,980,420,000. Net unrealized depreciation of investment securities for tax purposes was $254,354,000, consisting of unrealized gains of $51,361,000 on securities that had risen in value since their purchase and $305,715,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2009, the fund purchased $1,271,561,000 of investment securities and sold $426,916,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended January 31,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	97,909	23,079
Issued in Lieu of Cash Distributions	2,499	1,863
Redeemed	(25,173)	(17,075)
Net Increase (Decrease) in Shares Outstanding	75,235	7,867

19

Dividend Growth Fund

H. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of January 31, 2009, based on the inputs used to value them:

Investments
in Securities
Valuation Inputs	($000)
Level 1—Quoted prices	1,617,266
Level 2—Other significant observable inputs	108,800
Level 3—Significant unobservable inputs	—
Total	1,726,066

20

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Dividend Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Dividend Growth Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2009 by correspondence with the custodians and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 20, 2009

Special 2008 tax information (unaudited) for Vanguard Dividend Growth Fund

This information for the fiscal year ended January 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $34,618,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 93.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

21

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Dividend Growth Fund
Periods Ended January 31, 2009
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-25.97%	0.39%	-0.29%
Returns After Taxes on Distributions	-26.20	0.09	-1.34
Returns After Taxes on Distributions and Sale of Fund Shares	-16.48	0.40	-0.63

Vanguard fund total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

23

Six Months Ended January 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Growth Fund	7/31/2008	1/31/2009	Period
Based on Actual Fund Return	$1,000.00	$750.75	$1.68
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.29	1.94

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.38%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

24

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

25

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

26

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Chairman of the Board and Interested Trustee	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Chairman,
Born 1954. Trustee Since May 1987. Chairman of	President, and Chief Executive Officer of Rohm and
the Board. Principal Occupation(s) During the Past Five	Haas Co. (chemicals); Board Member of the American
Years: Chairman of the Board and Director/Trustee of	Chemistry Council; Director of Tyco International, Ltd.
The Vanguard Group, Inc., and of each of the investment	(diversified manufacturing and services), since 2005.
companies served by The Vanguard Group; Chief
Executive Officer and President of The Vanguard Group
and of each of the investment companies served by The	Amy Gutmann
Vanguard Group (1996–2008).	Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President of
the University of Pennsylvania since 2004; Professor in
Independent Trustees	the School of Arts and Sciences, Annenberg School for
Communication, and Graduate School of Education of
the University of Pennsylvania since 2004; Provost
Charles D. Ellis	(2001–2004) and Laurance S. Rockefeller Professor of
Born 1937. Trustee Since January 2001. Principal	Politics and the University Center for Human Values
Occupation(s) During the Past Five Years: Applecore	(1990–2004), Princeton University; Director of Carnegie
Partners (pro bono ventures in education); Senior	Corporation of New York since 2005 and of Schuylkill
Advisor to Greenwich Associates (international business	River Development Corporation and Greater Philadelphia
strategy consulting); Successor Trustee of Yale University;	Chamber of Commerce since 2004; Trustee of the
Overseer of the Stern School of Business at New York	National Constitution Center since 2007.
University; Trustee of the Whitehead Institute for
Biomedical Research.
JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Emerson U. Fullwood	Occupation(s) During the Past Five Years: Retired
Born 1948. Trustee Since January 2008. Principal	Corporate Vice President, Chief Global Diversity Officer,
Occupation(s) During the Past Five Years: Retired	and Member of the Executive Committee of Johnson &
Executive Chief Staff and Marketing Officer for	Johnson (pharmaceuticals/consumer products); Vice
North America and Corporate Vice President of	President and Chief Information Officer (1997–2005)
Xerox Corporation (photocopiers and printers);	of Johnson & Johnson; Director of the University
Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), of the United Way of Rochester,	and Education Institute.
and of the Boy Scouts of America.

André F. Perold	F. William McNabb III[1]
Born 1952. Trustee Since December 2004. Principal	Born 1957. Chief Executive Officer Since August 2008.
Occupation(s) During the Past Five Years: George Gund	President Since March 2008. Principal Occupation(s)
Professor of Finance and Banking, Senior Associate	During the Past Five Years: Chief Executive Officer,
Dean, and Director of Faculty Recruiting, Harvard	Director, and President of The Vanguard Group, Inc.,
Business School; Director and Chairman of UNX, Inc.	since 2008; Chief Executive Officer and President of
(equities trading firm); Chair of the Investment	each of the investment companies served by The
Committee of HighVista Strategies LLC (private	Vanguard Group since 2008; Director of Vanguard
investment firm) since 2005.	Marketing Corporation; Managing Director of The
Vanguard Group (1995–2008).

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Heidi Stam[1]
Occupation(s) During the Past Five Years: Chairman,	Born 1956. Secretary Since July 2005. Principal
President, Chief Executive Officer, and Director of	Occupation(s) During the Past Five Years: Managing
NACCO Industries, Inc. (forklift trucks/housewares/	Director of The Vanguard Group, Inc., since 2006;
lignite); Director of Goodrich Corporation (industrial	General Counsel of The Vanguard Group since 2005;
products/aircraft systems and services).	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
J. Lawrence Wilson	Vanguard Marketing Corporation since 2005; Principal
Born 1936. Trustee Since April 1985. Principal	of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: Retired
Chairman and Chief Executive Officer of Rohm and
Haas Co. (chemicals); Director of Cummins Inc. (diesel	Vanguard Senior Management Team
engines) and AmerisourceBergen Corp. (pharmaceutical
distribution); Trustee of Vanderbilt University and of
Culver Educational Foundation.	R. Gregory Barton	Michael S. Miller
	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
Executive Officers	Paul A. Heller	George U. Sauter

Thomas J. Higgins[1]	Founder
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief	John C. Bogle
Financial Officer of each of the investment companies	Chairman and Chief Executive Officer, 1974–1996
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

Kathryn J. Hyatt[1]
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
The Vanguard Group, Inc.; Treasurer of each of the
investment companies served by The Vanguard
Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
(1988–2008).

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	The funds or securities referred to herein are not
sponsored, endorsed, or promoted by MSCI, and MSCI
Direct Investor Account Services > 800-662-2739	bears no liability with respect to any such funds or
securities. For any such funds or securities, the
Institutional Investor Services > 800-523-1036	prospectus or the Statement of Additional Information
contains a more detailed description of the limited
Text Telephone for People	relationship MSCI has with The Vanguard Group and
With Hearing Impairment > 800-952-3335	any related funds.

This material may be used in conjunction	Russell is a trademark of The Frank Russell Company.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the	© 2009 The Vanguard Group, Inc.
Public Reference Section, Securities and Exchange	All rights reserved.
Commission, Washington, DC 20549-0102.	Vanguard Marketing Corporation, Distributor.

Q570 032009

Vanguard

Vanguard Dividend Appreciation Index Fund Annual Report

January 31, 2009

>

The Investor Shares of Vanguard Dividend Appreciation Index Fund returned –29.48% for the fiscal year ended January 31, 2009. Despite the disappointing result, the fund closely matched the return of its benchmark.

>	As the global financial crisis continued, the broad U.S. stock market returned –38.69% for the 12 months.
>	The financial sector weighed most heavily on the fund’s performance, although every economic sector contributed to its decline.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Fund Profile	7
Performance Summary	8
Financial Statements	10
Your Fund’s After-Tax Returns	22
About Your Fund’s Expenses	23
Glossary	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Dividend Appreciation Index Fund
Investor Shares	VDAIX	–29.48%
ETF Shares[1]	VIG
Market Price		–28.83
Net Asset Value		–29.38
Dividend Achievers Select Index		–29.38
Average Large-Cap Core Fund[2]		–38.14

Your Fund’s Performance at a Glance
January 31, 2008–January 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Dividend Appreciation Index Fund
Investor Shares	$21.40	$14.79	$0.383	$0.000
ETF Shares	53.48	36.96	1.026	0.000

1 Vanguard ETF™ Shares are traded on the NYSE Arca exchange and are available only through brokers. The table shows the ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138.

2 Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

For the fiscal year ended January 31, 2009, Vanguard Dividend Appreciation Index Fund’s Investor Shares returned –29.48%. This disappointing result reflects the volatility in the global financial markets and an environment in which most stock funds posted double-digit losses.

However, the Dividend Appreciation Index Fund’s focus on companies with strong dividend profiles provided some relative shelter. The broader market, as measured by the Dow Jones Wilshire 5000, returned –38.69%. The average return of peer-group funds was –38.14%.

The per-share distributions for the fund’s Investor Shares increased from 32.7 cents in fiscal 2008 to 38.3 cents during fiscal 2009, representing a 17% increase in dividend distributions.

Although financial stocks represented only about 10% of the portfolio on average during the period, they weighed most heavily on the fund’s return.

Stocks fell worldwide as the credit crisis deepened

The 12 months ended January 31, 2009, represented one of the worst ever one-year spans for stocks. The broad U.S. stock market’s return was nearly –39%, and international stocks returned about –45%. The trouble stemmed from the

2

financial sector, where some of the world’s largest institutions imploded, largely because of their exposure to low-quality mortgages in the United States. The effects of the credit crisis were wide and deep, with virtually no country or industry sector spared.

The stock market struggled through the first part of the fiscal year, then declined sharply in September, October, and November. December offered a brief reprieve before the market fell again in January.

In a flight to safety, investors chose low-yield Treasuries

As economic uncertainty and market volatility grew more pronounced in the second half of the year, investors sought the relative safety of short-term government issues. This drove prices for Treasuries higher, and their yields lower. In some cases, investors were willing to accept very low—or even slightly negative—yields for the short-term safekeeping of their assets.

Market Barometer
		Average Annual Total Returns
		Periods Ended January 31, 2009
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–39.04%	–12.03%	–4.05%
Russell 2000 Index (Small-caps)	–36.84	–14.31	–4.06
Dow Jones Wilshire 5000 Index (Entire market)	–38.69	–12.03	–3.75
MSCI All Country World Index ex USA (International)	–44.72	–11.41	0.79

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	2.59%	5.19%	4.30%
Barclays Capital Municipal Bond Index	–0.16	3.00	3.33
Citigroup 3-Month Treasury Bill Index	1.52	3.65	3.08

CPI
Consumer Price Index	0.03%	2.11%	2.66%

3

At the same time, the Federal Reserve Board steered short-term interest rates lower in its ongoing campaign to encourage lending. During your fund’s fiscal year, the target for the federal funds rate dropped from 3.00% to a range of 0%–0.25%.

For the full 12-month period, the broad taxable bond market returned 2.59%, and tax-exempt bonds returned –0.16%—somewhat pedestrian (if disappointing) returns that masked a year of uncommon volatility for bonds.

Financial stocks paced declines in dismal market environment

The Dividend Appreciation Index Fund, like all equity funds, faced extreme challenges during the past 12 months. The difficulties that began in the subprime-mortgage market plagued the entire financial industry and spread through every economic sector.

The financial companies in the index plunged more than 67% for the fiscal year. American International Group, which suffered a liquidity crisis and had to be rescued by the federal government, plummeted more than 97% and accounted for 3 percentage points of the fund’s 12-month loss. Lehman Brothers, which filed for bankruptcy, lost nearly 100% of its value, accounting for almost 1 percentage point of the fund’s decline. Credit woes continued to affect banks, insurance companies faced investment losses rooted in the global financial crisis, and real estate firms dealt with both falling property values and dried up demand and financing for future projects.

Total Returns
April 27, 2006,[1] Through January 31, 2009
Average
Annual Return
Dividend Appreciation Index Fund Investor Shares	–8.96%
Dividend Achievers Select Index	–8.77
Average Large-Cap Core Fund[2]	–13.96

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Inception.

2 Derived from data provided by Lipper Inc.

4

Consumer staples fared better than most other sectors of the economy, but the sector’s relative success simply meant somewhat more modest losses. And because the sector comprised more than 25% of the fund’s portfolio, on average, it significantly weakened absolute returns. Consumers watched their wallets as the nation remained in a recession and higher fuel prices through most of the year prevented more shopping trips. The consumer discretionary sector also took a hit as shoppers delayed bigger purchases and trimmed entertainment expenses.

Despite severe volatility in commodity prices, the energy sector held up relatively well. The recent energy boom has left the major oil companies in good financial health, and thus less vulnerable to credit-market trouble.

The fund is still relatively new

Since their inception on April 27, 2006, the Dividend Appreciation Index Fund’s Investor Shares have produced an annualized return of –8.96%, a clear disappointment, but in line with the fund’s benchmark index.

Vanguard Quantitative Equity Group, the fund’s investment advisor, seeks to capture the returns of an index made up of stocks with a history of increasing dividends, a strategy that has the potential to produce rising income payments for investors over time.

The fund’s limited history provides little meaningful information about the effectiveness of the fund’s investment strategy. However, we’re confident that the Dividend Appreciation Index Fund will benefit over the long term from its diversified stock portfolio, its low expense ratio, and the skill of the Quantitative Equity Group.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Average
	Investor	ETF	Large-Cap
	Shares	Shares	Core Fund
Dividend Appreciation Index Fund	0.40%	0.28%	1.26%

1 The fund expense ratios shown are from the prospectus dated May 29, 2008. For the fiscal year ended January 31, 2009, the fund’s expense ratios were 0.36% for Investor Shares and 0.24% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

5

Dividend-paying stocks can provide a cushion

The past year has been an extremely volatile time for global financial markets. Investors obviously have reasons to be disappointed and frustrated, but making an emotional decision to sell a stock fund could lead to more dissatisfaction.

At Vanguard, we suggest that shareholders focus on investment principles that have been proven over time: Seek balance and diversification across and within asset classes, pay attention to costs, and avoid trying to time the market or chase performance.

To handle the market’s inevitable turmoil, we urge shareholders to build and maintain a balanced portfolio of stock, bond, and money market mutual funds suited to their specific goals, time horizon, and risk tolerance. Vanguard Dividend Appreciation Index Fund can be an important part of such a diversified portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

February 12, 2009

Vanguard Dividend Appreciation ETF
Premium/Discount: April 21, 2006[1]–January 31, 2009

	Market Price Above or		Market Price Below
	Equal to Net Asset Value			Net Asset Value
	Number	Percentage	Number	Percentage
Basis Point Differential[2]	of Days	of Total Days	of Days	of Total Days
0–24.9	333	47.50%	337	48.08%
25–49.9	14	2.00	5	0.71
50–74.9	5	0.71	0	0.00
75–100.0	3	0.43	1	0.14
>100.0	3	0.43	0	0.00
Total	358	51.07%	343	48.93%

1 Inception.

2 One basis point equals 1/100 of a percentage point.

6

Dividend Appreciation Index Fund

Fund Profile

As of January 31, 2009

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	232[3]	187	4,554
Median Market Cap	$37.6B	$37.6B	$24.3B
Price/Earnings Ratio	11.7x	11.7x	11.7x
Price/Book Ratio	2.4x	2.4x	1.6x
Yield[4]		3.1%	2.9%
Investor Shares	2.7%
ETF Shares	3.0%
Return on Equity	25.4%	25.4%	21.1%
Earnings Growth Rate	15.1%	15.1%	18.3%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	34%	—	—
Expense Ratio
(1/31/2008)[5]		—	—
Investor Shares	0.40%
ETF Shares	0.28%
Short-Term Reserves[6]	–0.3%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer
Discretionary	11.1%	11.1%	8.7%
Consumer Staples	25.4	25.4	11.2
Energy	8.2	8.2	13.2
Financials	12.0	12.0	13.1
Health Care	14.2	14.2	15.6
Industrials	14.9	14.9	10.7
Information Technology	6.2	6.2	16.0
Materials	5.1	5.1	3.3
Telecommunication
Service	0.0	0.0	3.4
Utilities	2.9	2.9	4.8

Ten Largest Holdings[7] (% of total net assets)

Abbott Laboratories	pharmaceuticals	4.2%
Johnson & Johnson	pharmaceuticals	4.1
The Coca-Cola Co.	soft drinks	4.1
Wal-Mart Stores, Inc.	hypermarkets
	and super centers	4.1
International Business
Machines Corp.	computer hardware	4.1
ExxonMobil Corp.	integrated oil
	and gas	4.0
PepsiCo, Inc.	soft drinks	4.0
Chevron Corp.	integrated oil
	and gas	4.0
McDonald’s Corp.	restaurants	4.0
The Procter & Gamble Co.	household
	products	3.9
Top Ten		40.5%

Investment Focus

1 Dividend Achievers Select Index.

2 Dow Jones Wilshire 5000 Index.

3 The temporary difference between the number of stocks in the fund and the number of stocks in the target index resulted from the annual reconstitution of the index. The fund generally holds the same number of stocks as the index.

4 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

5 The expense ratios shown are from the prospectus dated May 29, 2008. For the fiscal year ended January 31, 2009, expense ratios were 0.36% for Investor Shares and 0.24% for ETF Shares.

6 Short-Term reserves appear as a negative value because of security purchases that were settled after January 31, 2009.

7 The holdings listed exclude any temporary cash investments and equity index products.

7

Dividend Appreciation Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: April 27, 2006–January 31, 2009

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended January 31, 2009		Final Value
		Since	of a $10,000
	One Year	Inception[1]	Investment
Dividend Appreciation Index Fund Investor Shares[2]	–29.48%	–8.96%	$7,714
Dow Jones Wilshire 5000 Index	–38.69	–13.87	6,619
Dividend Achievers Select Index	–29.38	–8.77	7,759
Average Large-Cap Core Fund[3]	–38.14	–13.96	6,598

			Final Value
		Since	of a $10,000
	One Year	Inception[1]	Investment
Dividend Appreciation Index Fund
ETF Shares Net Asset Value	–29.38%	–8.72%	$7,760
Dow Jones Wilshire 5000 Index	–38.69	–13.88	6,600
Dividend Achievers Select Index	–29.38	–8.63	7,781

Cumulative Returns of ETF Shares: April 21, 2006–January 31, 2009

	One Year	Since Inception[1]
Dividend Appreciation Index Fund ETF Shares Market Price	–28.83%	–22.18%
Dividend Appreciation Index Fund ETF Shares Net Asset Value	–29.38	–22.40
Dividend Achievers Select Index	–29.38	–22.19

1 Performance for the fund and its comparative standards is calculated since the following inception dates: April 27, 2006, for the Investor Shares and April 21, 2006, for the ETF Shares.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Derived from data provided by Lipper Inc.

8

Dividend Appreciation Index Fund

Fiscal Year Total Returns (%): April 27, 2006–January 31, 2009

Average Annual Total Returns: Periods Ended December 31, 2008

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
Investor Shares[1]	4/27/2006	–26.56%	–6.31%
ETF Shares	4/21/2006
Market Price		–26.38	–6.06
Net Asset Value		–26.50	–6.08

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights tables for dividend and capital gains information.

9

Dividend Appreciation Index Fund

Financial Statements

Statement of Net Assets

As of January 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (100.2%)
Consumer Discretionary (11.1%)
McDonald’s Corp.	815,610	47,322
Lowe’s Cos., Inc.	1,103,763	20,166
Target Corp.	518,419	16,175
Johnson Controls, Inc.	544,602	6,813
TJX Cos., Inc.	285,784	5,550
H & R Block, Inc.	249,232	5,167
The McGraw-Hill
Cos., Inc.	223,458	4,914
Sherwin-Williams Co.	97,979	4,679
Genuine Parts Co.	127,023	4,067
VF Corp.	71,845	4,025
Fortune Brands, Inc.	113,255	3,624
Ross Stores, Inc.	86,455	2,544
Family Dollar Stores, Inc.	89,823	2,494
The Stanley Works	53,753	1,680
John Wiley & Sons
Class A	33,471	1,186
Matthews
International Corp.	19,582	763
Wolverine
World Wide, Inc.	37,527	681
Cato Corp. Class A	19,529	258
Weyco Group, Inc.	8,569	247
Home Depot, Inc.	2,404	52
Harley-Davidson, Inc.	447	5
Nordstrom, Inc.	351	4
Gannett Co., Inc.	381	2
Polaris Industries, Inc.	61	1
Meredith Corp.	71	1
Harte-Hanks, Inc.	96	1
		132,421

Consumer Staples (25.4%)
Beverages (8.4%)
The Coca-Cola Co.	1,137,332	48,587
PepsiCo, Inc.	958,295	48,135
Brown-Forman Corp.
Class B	70,824	3,216

		Market
		Value•
	Shares	($000)
Food & Staples Retailing (6.2%)
Wal-Mart Stores, Inc.	1,024,793	48,288
Walgreen Co.	609,455	16,705
Sysco Corp.	401,893	8,958
SUPERVALU, Inc.	417	7

Food Products (2.3%)
Archer-Daniels-Midland Co.	458,492	12,554
The Hershey Co.	107,873	4,022
J.M. Smucker Co.	80,002	3,612
Hormel Foods Corp.	93,649	2,794
McCormick & Co., Inc.	82,328	2,638
Lancaster Colony Corp.	20,002	728
Tootsie Roll
Industries, Inc.	25,605	611

Household Products (7.9%)
The Procter &
Gamble Co.	857,984	46,760
Colgate-Palmolive Co.	377,311	24,540
Kimberly-Clark Corp.	291,370	14,997
The Clorox Co.	107,770	5,405
Church & Dwight, Inc.	49,628	2,642

Personal Products (0.6%)
Avon Products, Inc.	331,396	6,777
Universal Corp. (VA)	39	1
		301,977

Energy (8.2%)
ExxonMobil Corp.	629,906	48,175
Chevron Corp.	676,429	47,702
Helmerich & Payne, Inc.	67,225	1,510
Holly Corp.	28,577	668
		98,055

Financials (12.0%)
Wells Fargo & Co.	2,346,498	44,349
AFLAC Inc.	593,123	13,766
The Chubb Corp.	281,826	12,000
State Street Corp.	458,636	10,672

10

Dividend Appreciation Index Fund

			Market
			Value•
		Shares	($000)
	Franklin Resources Corp.	189,983	9,199
	Northern Trust Corp.	132,453	7,619
	T. Rowe Price Group Inc.	190,603	5,257
	Commerce
	Bancshares, Inc.	62,158	2,172
	HCC Insurance
	Holdings, Inc.	85,725	2,007
	Brown & Brown, Inc.	102,606	1,963
	Cullen/Frost Bankers, Inc.	44,544	1,950
	Legg Mason Inc.	119,078	1,912
	SEI Investments Co.	149,069	1,889
	Valley National Bancorp	132,101	1,720
	Transatlantic Holdings, Inc.	51,187	1,646
	Eaton Vance Corp.	80,983	1,550
	City National Corp.	43,121	1,492
	Wesco Financial Corp.	4,768	1,438
	Bank of Hawaii Corp.	39,299	1,410
	UMB Financial Corp.	33,243	1,288
	First Niagara Financial
	Group, Inc.	95,177	1,243
	BancorpSouth, Inc.	64,678	1,222
	United Bankshares, Inc.	44,738	939
	Westamerica
	Bancorporation	21,901	936
	R.L.I. Corp.	15,743	889
	Trustmark Corp.	41,162	836
	Glacier Bancorp, Inc.	52,350	804
	State Auto Financial Corp.	35,274	780
	First Financial
	Bankshares, Inc.	16,787	745
	Harleysville Group, Inc.	23,072	656
	S & T Bancorp, Inc.	24,377	620
	BancFirst Corp.	15,025	535
	Community Bank
	System, Inc.	28,140	505
	IBERIABANK Corp.	11,577	491
	WesBanco, Inc.	21,934	453
	Chemical Financial Corp.	18,394	419
^	First Busey Corp.	42,260	370
	Tompkins Trustco, Inc.	7,335	368
	First Source Corp.	20,222	360
	First Financial Corp. (IN)	10,663	353
	Community Trust
	Bancorp Inc.	12,138	340
	Bank of the Ozarks, Inc.	14,755	335
	Sterling Bancshares, Inc.	56,369	313
	Capital City Bank
	Group, Inc.	19,059	305
	Republic Bancorp, Inc.
	Class A	16,720	301
	Simmons First
	National Corp.	11,033	272
	Renasant Corp.	19,372	235
	Southside Bancshares, Inc.	12,095	230
	Sandy Spring Bancorp, Inc.	15,958	225

		Market
		Value•
	Shares	($000)
First Community
Bancshares, Inc.	12,937	223
Heartland Financial
USA, Inc.	15,907	219
Washington Trust
Bancorp, Inc.	12,744	208
WSFS Financial Corp.	7,614	196
Lakeland Financial Corp.	9,416	194
Mainsource Financial
Group, Inc.	18,339	179
S.Y. Bancorp, Inc.	7,718	176
Arrow Financial Corp.	7,405	174
Flushing Financial Corp.	21,625	171
Southwest Bancorp, Inc.	8,068	85
The Allstate Corp.	896	19
The Hartford Financial
Services Group Inc.	541	7
Lincoln National Corp.	450	7
M & T Bank Corp.	156	6
Cincinnati Financial Corp.	268	6
American International
Group, Inc.	4,106	5
Synovus Financial Corp.	1,003	4
Erie Indemnity Co.
Class A	87	3
CVB Financial Corp.	124	1
Ambac Financial Group, Inc.	898	1
Protective Life Corp.	115	1
Forest City Enterprise
Class A	140	1
Suffolk Bancorp	15	—
Peoples Bancorp, Inc.	17	—
Old Second Bancorp, Inc.	19	—
Banner Corp.	30	—
West Coast Bancorp	30	—
Horizon Financial Corp.	23	—
First State Bancorporation	36	—
Anchor Bancorp Wisconsin Inc.	33	—
		143,265

Health Care (14.2%)
Abbott Laboratories	907,129	50,291
Johnson & Johnson	852,473	49,179
Medtronic, Inc.	708,815	23,738
Becton, Dickinson & Co.	163,855	11,907
Stryker Corp.	259,857	10,976
Cardinal Health, Inc.	219,795	8,275
C.R. Bard, Inc.	67,728	5,795
DENTSPLY International Inc.	102,555	2,760
Beckman Coulter, Inc.	39,400	1,959
Teleflex Inc.	26,040	1,385
Owens & Minor, Inc.	26,730	1,063
West Pharmaceutical Services, Inc.	25,138	835
Meridian Bioscience Inc.	32,982	701

11

Dividend Appreciation Index Fund

			Market
			Value•
		Shares	($000)
	Eli Lilly & Co.	1,819	67
	Hill-Rom Holdings, Inc.	106	2
			168,933

Industrials (15.0%)
	United Technologies Corp.	700,329	33,609
	3M Co.	501,033	26,951
	Emerson Electric Co.	555,020	18,149
	Caterpillar, Inc.	568,380	17,535
	General Dynamics Corp.	260,619	14,785
	Danaher Corp.	218,375	12,214
	Illinois Tool Works, Inc.	357,588	11,679
	C.H. Robinson
	Worldwide Inc.	139,997	6,437
	Expeditors
	International
	of Washington, Inc.	163,413	4,545
	Parker Hannifin Corp.	114,327	4,368
	W.W. Grainger, Inc.	55,527	4,051
	Dover Corp.	133,124	3,765
	Fastenal Co.	100,528	3,436
	Roper Industries Inc.	62,188	2,558
	Cintas Corp.	101,641	2,312
	Donaldson Co., Inc.	55,979	1,742
	Pentair, Inc.	65,657	1,502
	Harsco Corp.	56,610	1,343
	CLARCOR Inc.	36,874	1,119
	Carlisle Co., Inc.	44,721	835
	Brady Corp.
	Class A	36,280	759
	Nordson Corp.	20,688	625
	ABM Industries Inc.	40,986	609
	Mine Safety
	Appliances Co.	28,130	552
	Franklin Electric, Inc.	16,105	419
	A.O. Smith Corp.	15,085	415
	Gorman-Rupp Co.	12,932	331
	Universal Forest
	Products, Inc.	15,020	315
	McGrath RentCorp	14,003	294
	Badger Meter, Inc.	11,901	281
	Raven Industries, Inc.	11,825	258
	Tennant Co.	12,674	172
	Courier Corp.	7,888	124
	General Electric Co.	6,622	80
	Pitney Bowes, Inc.	355	8
	Avery Dennison Corp.	173	4
^	HNI Corp.	77	1
	Otter Tail Corp.	50	1
	LSI Industries Inc.	49	—
	NACCO Industries, Inc.
	Class A	11	—
			178,183

		Market
		Value•
	Shares	($000)
Information Technology (6.2%)
International Business
Machines Corp.	526,410	48,245
Automatic Data
Processing, Inc.	371,547	13,498
Paychex, Inc.	261,193	6,344
Linear Technology Corp.	138,534	3,244
Diebold, Inc.	51,071	1,266
Jack Henry &
Associates Inc.	61,098	1,088
Total System Services, Inc.	382	5
		73,690

Materials (5.2%)
Praxair, Inc.	199,328	12,410
Nucor Corp.	226,698	9,247
Rohm & Haas Co.	147,652	8,149
Air Products &
Chemicals, Inc.	130,980	6,588
Ecolab, Inc.	164,014	5,570
Vulcan Materials Co.	99,783	4,935
Sigma-Aldrich Corp.	96,972	3,499
Martin Marietta Materials, Inc.	33,595	2,705
AptarGroup Inc.	51,988	1,602
Bemis Co., Inc.	70,421	1,589
Sonoco Products Co.	66,515	1,525
Albemarle Corp.	61,649	1,372
Valspar Corp.	66,723	1,158
H.B. Fuller Co.	34,793	486
Stepan Co.	7,861	288
Myers Industries, Inc.	22,672	142
PPG Industries, Inc.	280	11
RPM International, Inc.	198	2
		61,278

Telecommunication Services (0.0%)
Shenandoah
Telecommunications Co.	15,720	383
AT&T Inc.	5,758	142
CenturyTel, Inc.	204	6
		531

Utilities (2.9%)
FPL Group, Inc.	278,358	14,349
Questar Corp.	109,639	3,726
MDU Resources
Group, Inc.	131,641	2,618
Aqua America, Inc.	93,152	1,932
UGI Corp. Holding Co.	73,103	1,855
National Fuel Gas Co.	55,604	1,666
Piedmont Natural Gas, Inc.	61,594	1,596
Energen Corp.	49,188	1,437
New Jersey
Resources Corp.	29,132	1,168
WGL Holdings Inc.	34,424	1,105

12

Dividend Appreciation Index Fund

		Market
		Value•
	Shares	($000)
Northwest Natural Gas Co.	18,744	805
California Water
Service Group	15,222	662
MGE Energy, Inc.	15,880	509
SJW Corp.	14,013	377
American States Water Co.	9,673	334
Middlesex Water Co.	9,510	157
Connecticut Water
Services, Inc.	5,804	134
Black Hills Corp.	68	2
Southwest Water Co.	42	—
		34,432
Total Common Stocks
(Cost $1,353,102)		1,192,765
Temporary Cash Investment (0.0%)
1,2 Vanguard Market Liquidity
Fund, 0.780% (Cost $188)	187,893	188
Total Investments (100.2%)
(Cost $1,353,290)		1,192,953
Other Assets and Liabilities—Net (–0.2%)		(2,189)
Net Assets (100%)		1,190,764

Statement of Assets and Liabilities
Assets
Investment in Securities, at Value		1,192,953
Receivables for
Investment Securities Sold		234,328
Receivables for Capital Shares Issued		4,359
Other Assets		2,209
Total Assets		1,433,849
Liabilities
Payables for Investment
Securities Purchased		240,764
Payables for Capital
Shares Redeemed		1,618
Security Lending Collateral
Payable to Brokers		166
Other Liabilities		537
Total Liabilities		243,085
Net Assets		1,190,764

At January 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	1,519,576
Undistributed Net Investment Income	1,762
Accumulated Net Realized Losses	(170,237)
Unrealized Appreciation (Depreciation)	(160,337)
Net Assets	1,190,764

Investor Shares—Net Assets
Applicable to 26,111,735 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	386,210
Net Asset Value Per Share—
Investor Shares	$14.79

ETF Shares—Net Assets
Applicable to 21,766,895 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	804,554
Net Asset Value Per Share—
ETF Shares	$36.96

•	See Note A in Notes to Financial Statements.

^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $145,000.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2 Includes $166,000 of collateral received for securities on loan.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Dividend Appreciation Index Fund

Statement of Operations

Year Ended
January 31, 2009
($000)
Investment Income
Income
Dividends	21,654
Interest[1]	32
Security Lending	71
Total Income	21,757
Expenses
The Vanguard Group—Note B
Investment Advisory Services	81
Management and Administrative
Investor Shares	1,159
ETF Shares	877
Marketing and Distribution
Investor Shares	104
ETF Shares	107
Custodian Fees	89
Auditing Fees	22
Shareholders’ Reports
Investor Shares	10
ETF Shares	12
Trustees’ Fees and Expenses	1
Total Expenses	2,462
Net Investment Income	19,295
Realized Net Gain (Loss) on Investment Securities Sold	(150,714)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(162,335)
Net Increase (Decrease) in Net Assets Resulting from Operations	(293,754)

1 Interest income from an affiliated company of the fund was $32,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Dividend Appreciation Index Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2009	2008
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	19,295	7,113
Realized Net Gain (Loss)	(150,714)	(8,098)
Change in Unrealized Appreciation (Depreciation)	(162,335)	(9,574)
Net Increase (Decrease) in Net Assets Resulting from Operations	(293,754)	(10,559)
Distributions
Net Investment Income
Investor Shares	(7,677)	(4,174)
ETF Shares	(10,413)	(2,783)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Total Distributions	(18,090)	(6,957)
Capital Share Transactions
Investor Shares	164,638	204,617
ETF Shares	679,485	197,765
Net Increase (Decrease) from Capital Share Transactions	844,123	402,382
Total Increase (Decrease)	532,279	384,866
Net Assets
Beginning of Period	658,485	273,619
End of Period[1]	1,190,764	658,485

1 Net Assets—End of Period includes undistributed net investment income of $1,762,000 and $557,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Dividend Appreciation Index Fund

Financial Highlights

Investor Shares
			April 27,
		Year Ended	2006[1] to
		January 31,	Jan. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007
Net Asset Value, Beginning of Period	$21.40	$21.84	$20.05
Investment Operations
Net Investment Income	.387	.325	.214
Net Realized and Unrealized Gain (Loss) on Investments	(6.614)	(.438)	1.782
Total from Investment Operations	(6.227)	(.113)	1.996
Distributions
Dividends from Net Investment Income	(.383)	(.327)	(.206)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.383)	(.327)	(.206)
Net Asset Value, End of Period	$14.79	$21.40	$21.84

Total Return[2]	–29.48%	–0.58%	10.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$386	$357	$163
Ratio of Total Expenses to Average Net Assets	0.36%	0.40%	0.40%[3]
Ratio of Net Investment Income to Average Net Assets	2.25%	1.56%	1.53%[3]
Portfolio Turnover Rate[4]	34%	17%	21%

1 Inception.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Annualized.

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Dividend Appreciation Index Fund

Financial Highlights

ETF Shares
			April 21,
		Year Ended	2006[1] to
		January 31,	Jan. 31,
For a Share Outstanding Throughout Each Period	2009	2008	2007
Net Asset Value, Beginning of Period	$53.48	$54.60	$49.94
Investment Operations
Net Investment Income	1.032	.873	.555
Net Realized and Unrealized Gain (Loss) on Investments	(16.526)	(1.120)	4.631
Total from Investment Operations	(15.494)	(.247)	5.186
Distributions
Dividends from Net Investment Income	(1.026)	(.873)	(.526)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.026)	(.873)	(.526)
Net Asset Value, End of Period	$36.96	$53.48	$54.60

Total Return	–29.38%	–0.51%	10.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$805	$302	$111
Ratio of Total Expenses to Average Net Assets	0.24%	0.28%	0.28%[2]
Ratio of Net Investment Income to Average Net Assets	2.37%	1.68%	1.65%[2]
Portfolio Turnover Rate[3]	34%	17%	21%

1 Inception.

2 Annualized.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Dividend Appreciation Index Fund

Notes to Financial Statements

Vanguard Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the NYSE Arca, Inc.; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended January 31, 2007–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2009, the fund had contributed capital of

18

Dividend Appreciation Index Fund

$285,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2009, the fund realized $2,388,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at January 31, 2009, the fund had $2,145,000 of ordinary income available for distribution. The fund had available realized losses of $166,419,000 to offset future net capital gains of $609,000 through January 31, 2016, $22,242,000 through January 31, 2017, and $143,568,000 through January 31, 2018.

At January 31, 2009, the cost of investment securities for tax purposes was $1,357,108,000. Net unrealized depreciation of investment securities for tax purposes was $164,155,000, consisting of unrealized gains of $4,974,000 on securities that had risen in value since their purchase and $169,129,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended January 31, 2009, the fund purchased $1,156,139,000 of investment securities and sold $306,412,000 of investment securities other than temporary cash investments.

E. Capital share transactions for each class of shares were:

			Year Ended January 31,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	229,131	12,962	233,275	10,505
Issued in Lieu of Cash Distributions	6,983	372	3,696	165
Redeemed	(71,476)	(3,895)	(32,354)	(1,454)
Net Increase (Decrease)—Investor Shares	164,638	9,439	204,617	9,216
ETF Shares
Issued	692,968	16,425	241,521	4,414
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(13,483)	(300)	(43,756)	(800)
Net Increase (Decrease)—ETF Shares	679,485	16,125	197,765	3,614

19

Dividend Appreciation Index Fund

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At January 31, 2009, 100% of the fund’s investments were valued based on Level 1 inputs.

20

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Dividend Appreciation Index Fund:

In our opinion, the accompanying statements of net assets and of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Dividend Appreciation Index Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund“) at January 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements“) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2009 by correspondence with the custodian, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

March 20, 2009

Special 2008 tax information (unaudited) for Vanguard Dividend Appreciation Index Fund

This information for the fiscal year ended January 31, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $18,090,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

21

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Dividend Appreciation Index Fund Investor Shares[1]
Periods Ended January 31, 2009
	One	Since
	Year	Inception[2]
Returns Before Taxes	–29.48%	–8.96%
Returns After Taxes on Distributions	–29.69	–9.18
Returns After Taxes on Distributions and Sale of Fund Shares	–18.77	–7.42

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 April 27, 2006.

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended January 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Appreciation Index Fund	7/31/2008	1/31/2009	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$739.44	$1.62
ETF Shares	1,000.00	740.07	1.10
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.34	$1.89
ETF Shares	1,000.00	1,023.95	1.28

1 These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.37% for Investor Shares and 0.25% for ETF Shares. The dollar amounts shown as “Expenses Paid“ are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

23

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.“

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Glossary

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s net assets represented by securities of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

25

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Chairman of the Board and Interested Trustee	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Chairman,
Born 1954. Trustee Since May 1987. Chairman of	President, and Chief Executive Officer of Rohm and
the Board. Principal Occupation(s) During the Past Five	Haas Co. (chemicals); Board Member of the American
Years: Chairman of the Board and Director/Trustee of	Chemistry Council; Director of Tyco International, Ltd.
The Vanguard Group, Inc., and of each of the investment	(diversified manufacturing and services), since 2005.
companies served by The Vanguard Group; Chief
Executive Officer and President of The Vanguard Group
and of each of the investment companies served by The	Amy Gutmann
Vanguard Group (1996–2008).	Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President of
the University of Pennsylvania since 2004; Professor in
Independent Trustees	the School of Arts and Sciences, Annenberg School for
Communication, and Graduate School of Education of
the University of Pennsylvania since 2004; Provost
Charles D. Ellis	(2001–2004) and Laurance S. Rockefeller Professor of
Born 1937. Trustee Since January 2001. Principal	Politics and the University Center for Human Values
Occupation(s) During the Past Five Years: Applecore	(1990–2004), Princeton University; Director of Carnegie
Partners (pro bono ventures in education); Senior	Corporation of New York since 2005 and of Schuylkill
Advisor to Greenwich Associates (international business	River Development Corporation and Greater Philadelphia
strategy consulting); Successor Trustee of Yale University;	Chamber of Commerce since 2004; Trustee of the
Overseer of the Stern School of Business at New York	National Constitution Center since 2007.
University; Trustee of the Whitehead Institute for
Biomedical Research.
JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Emerson U. Fullwood	Occupation(s) During the Past Five Years: Retired
Born 1948. Trustee Since January 2008. Principal	Corporate Vice President, Chief Global Diversity Officer,
Occupation(s) During the Past Five Years: Retired	and Member of the Executive Committee of Johnson &
Executive Chief Staff and Marketing Officer for	Johnson (pharmaceuticals/consumer products); Vice
North America and Corporate Vice President of	President and Chief Information Officer (1997–2005)
Xerox Corporation (photocopiers and printers);	of Johnson & Johnson; Director of the University
Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), of the United Way of Rochester,	and Education Institute.
and of the Boy Scouts of America.

André F. Perold	F. William McNabb III[1]
Born 1952. Trustee Since December 2004. Principal	Born 1957. Chief Executive Officer Since August 2008.
Occupation(s) During the Past Five Years: George Gund	President Since March 2008. Principal Occupation(s)
Professor of Finance and Banking, Senior Associate	During the Past Five Years: Chief Executive Officer,
Dean, and Director of Faculty Recruiting, Harvard	Director, and President of The Vanguard Group, Inc.,
Business School; Director and Chairman of UNX, Inc.	since 2008; Chief Executive Officer and President of
(equities trading firm); Chair of the Investment	each of the investment companies served by The
Committee of HighVista Strategies LLC (private	Vanguard Group since 2008; Director of Vanguard
investment firm) since 2005.	Marketing Corporation; Managing Director of The
Vanguard Group (1995–2008).

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Heidi Stam[1]
Occupation(s) During the Past Five Years: Chairman,	Born 1956. Secretary Since July 2005. Principal
President, Chief Executive Officer, and Director of	Occupation(s) During the Past Five Years: Managing
NACCO Industries, Inc. (forklift trucks/housewares/	Director of The Vanguard Group, Inc., since 2006;
lignite); Director of Goodrich Corporation (industrial	General Counsel of The Vanguard Group since 2005;
products/aircraft systems and services).	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
J. Lawrence Wilson	Vanguard Marketing Corporation since 2005; Principal
Born 1936. Trustee Since April 1985. Principal	of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: Retired
Chairman and Chief Executive Officer of Rohm and
Haas Co. (chemicals); Director of Cummins Inc. (diesel	Vanguard Senior Management Team
engines) and AmerisourceBergen Corp. (pharmaceutical
distribution); Trustee of Vanderbilt University and of
Culver Educational Foundation.	R. Gregory Barton	Michael S. Miller
	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
Executive Officers	Paul A. Heller	George U. Sauter

Thomas J. Higgins[1]	Founder
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief	John C. Bogle
Financial Officer of each of the investment companies	Chairman and Chief Executive Officer, 1974–1996
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

Kathryn J. Hyatt[1]
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
The Vanguard Group, Inc.; Treasurer of each of the
investment companies served by The Vanguard
Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
(1988–2008).

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,“ or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
This material may be used in conjunction	fund voted the proxies for securities it owned during
with the offering of shares of any Vanguard	the 12 months ended June 30. To get the report, visit
fund only if preceded or accompanied by	either www.vanguard.com or www.sec.gov.
the fund’s current prospectus.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
“Dividend Achievers” is a trademark of Mergent, Inc.,	To find out more about this public service, call the SEC
and has been licensed for use by The Vanguard Group,	at 202-551-8090. Information about your fund is also
Inc. Vanguard mutual funds are not sponsored, endorsed,	available on the SEC’s website, and you can receive
sold, or promoted by Mergent, and Mergent makes no	copies of this information, for a fee, by sending a
representation regarding the advisability of investing	request in either of two ways: via e-mail addressed to
in the funds.	publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.
The funds or securities referred to herein are not
sponsored, endorsed, or promoted by MSCI, and MSCI
bears no liability with respect to any such funds or
securities. For any such funds or securities, the
prospectus or the Statement of Additional Information
contains a more detailed description of the limited
relationship MSCI has with The Vanguard Group and
any related funds.

Russell is a trademark of The Frank Russell Company.
© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6020 032009

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended January 31, 2009: $141,000

Fiscal Year Ended January 31, 2008: $133,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended January 31, 2009: $3,055,590

Fiscal Year Ended January 31, 2008: $2,835,320

(b) Audit-Related Fees.

Fiscal Year Ended January 31, 2009: $626,240

Fiscal Year Ended January 31, 2008: $630,400

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended January 31, 2009: $230,400

Fiscal Year Ended January 31, 2008: $215,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended January 31, 2009: $0

Fiscal Year Ended January 31, 2008: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2009: $230,400

Fiscal Year Ended January 31, 2008: $215,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SPECIALIZED FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: March 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SPECIALIZED FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: March 23, 2009

VANGUARD SPECIALIZED FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: March 23, 2009

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on January 18, 2008, see file Number 2-29601, Incorporated by Reference; and pursuant to a Power of Attorney filed on September 26, 2008, see File Number 2-47371, Incorporated by Reference.